UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22255

EGA Emerging Global Shares Trust
(Exact name of registrant as specified in charter)

171 East Ridgewood Avenue

Ridgewood, NJ 07450
(Address of principal executive offices) (Zip code)

Robert C. Holderith

171 East Ridgewood Avenue

Ridgewood, NJ 07450
 (Name and address of agent for service)

Registrant's telephone number, including area code: 1-201-389-6872

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EGA Emerging Global Shares Trust

Annual Report

March 31, 2012

EGShares GEMS Composite ETF

EGShares Basic Materials GEMS ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares Health Care GEMS ETF

EGShares Industrials GEMS ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Emerging Markets Consumer ETF

EGShares India Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Brazil Infrastructure ETF

EGShares India Small Cap ETF

EGShares India Consumer ETF

EGShares Low Volatility Emerging Markets Dividend ETF

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Letter to Shareholders

Dear Shareholder,

As we enter our fourth year as an ETF provider, much has changed in our industry. Although there are less than fifty US-based ETF firms, some areas of this space are getting crowded. There has been a proliferation of fixed income and equity income products as well as numerous fourth and fifth to market US equity ETFs that are having a difficult time finding a place in investor’s portfolios.

At Emerging Global Advisors (EGA), we continue to remain focused solely on emerging markets. We believe the natural and sensible progression for institutional and other professional investors in emerging markets is trending towards more sector and theme focused exposure tools. We also feel, given our expertise in this area, EGA can offer updated and theme centric broad emerging markets exposure tools. Many of the larger emerging market ETF indexes are less focused on potential future economic drivers. We have focused on, and will continue to provide, what we feel are the most appropriate tools given the economic drivers in these regions. To that end, we believe our funds represent asset categories that could provide great potential for active managers to provide accretive exposures to their EM portfolios.

Ongoing research related to the specific purpose of further product development efforts has been and always will be a focus of our firm. Innovation in our product lineup and a deep appreciation and understanding of the EM opportunity provides us with an edge to make products attractive to investors.

In June of 2011, EGA launched eight additional emerging market sector ETFs, completing the suite of ten. We followed up with an India Consumer ETF (INCO) and Low Volatility Emerging Markets Dividend ETF (HILO) in August. These launches brought our total of funds to 19.

We continue to believe that as developed markets investors learn more about the emerging markets (EMs) investment story, the more interesting the opportunity becomes. We look to continue to introduce products in areas we believe will provide a competitive advantage to emerging market investors and our firm.

Thank you for your support of Emerging Global Advisors ETFs.

Sincerely,

Robert C. Holderith
Chairman of the Board, EGA Emerging Global Shares Trust
President & Founder, Emerging Global Advisors, LLC

This material must be accompanied or preceded by the prospectus

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry.

Robert Holderith is a registered representative of ALPS Distributors Inc.

Emerging Global Shares are distributed by ALPS Distributors Inc.

EGA Emerging Global Shares Trust 1

Comments from the Chief Investment Officer & Director of Research

Dear Shareholder:

Twelve months ago, I offered my comments in a similar letter. My remarks included:

•	“The “risk on” trade was quickly reversed with investors exiting from positions which had outperformed.”
•	“Emerging market investments of various asset categories (equities, fixed income, currency) underperformed those of developed markets.”
•	“… the US market was relatively strong in the calendar year 2010. This was especially true in the latter half of 2010 … This despite lingering concerns of high unemployment, unsustainable debt levels and partisan government muddling through towards the next presidential election.”
•	“European concerns regarding sovereign risk remain.”
•	“The primary concern seems not to be social unrest and armed conflict (Libya) in the Mideast/North Africa (MENA) region … we observe that during the social unrest … there was little movement in traditional gauges of negative crowd psychology: oil prices did not spike nor did gold or VIX.”

It is amazing but the clichéd phrase rings true: The more things change, the more they stay the same. Despite some improved economic indicators from the US, we remain in a risk-off psychological environment globally. It may not be enough to blame the Eurozone sovereign crisis. Similar to Europe structurally, the US and Japan remain slow to pull out firmly from the past recession’s grip. Unlike continental Europe which barely dodged a formal recession due to stronger numbers out of Germany, the UK reported a recession for the first quarter of 2012. Thus, one year later we still have a collection of developed economies that are still struggling from the effects of the global financial crisis. In this broad regard, very little has changed.

In fact, with all points listed above, the story remains the same. Short term treasuries remain close to historically low yields as investors accept zero versus the uncertainty of Europe. Emerging market investments continue to relatively underperform as investors gravitate towards the US dollar/treasuries impacting foreign returns both based on capital appreciation and dividend income. Even in the Mideast, concerns remain in Egypt although far greater suffering exists now in Syria. The threat of full scale conventional warfare between Israel and Iran is high.

One distinct difference this year is national politics and in particular, elections. True, the BRICs1 have held national elections with little change. Putin’s return is all about change yet remaining the same. What is more interesting now is recent election results in France and Greece. It may not be a resurgence of the left as it is an ongoing bias towards leftist agendas. Obama’s similar strength is harder to gauge. A simple observation: His entry to the executive office seems to have timed well with the market low of the S&P 500 in March 2009. We make no argument for causality but note how his re-election has greater potential of success as growing hints of sustained economic recovery prevail.

I do not, nor does our firm, make calls on economies or markets. We observe, and provide exposures so investors can make certain calls. However, we do surmise that a strong US economy is in the greater interest of all investors. The emerging markets are growing yet without support rather than drag from the US, Europe and Japan, especially with such globalized and highly correlated markets, investors will continue to be burned by a low return, low yielding environment.

The tug of war among investor psyche remains. Many investors are realizing that they need the growth and income that may come from emerging markets more so than developed markets yet the front page news, regardless of where the focus is, has acted somewhat as a deterrent. Some observers see this as equilibrium of classic greed versus fear.

Market Performance Review

This tug of war may be the only logical explanation for overall sideways or falling markets especially since the summer of 2011. The first quarter of 2012 was a short respite from what has overall been a bearish environment in equity markets with the months of January and February especially stable to the upside. For the quarter ending March 31, 2012, price returns for various capital market benchmarks2 were as follows (source: Bloomberg):

•	S&P 500 up 12.00%. MSCI EM index up 13.65%. MSCI World up 10.94%.
•	Gold up 6.38%. Oil (brent crude) up 7.26%. US aggregate bond index up 0.30%.
2 EGA Emerging Global Shares Trust

Comments from the Chief Investment Officer & Director of Research

(continued)

Due to market weakness in mid 2011, returns were relatively muted over the 12 months ending March 31, 2012:

•	S&P 500 up 6.23%. MSCI EM index down 11.05%. MSCI World down 1.72%.
•	Gold up 15.25%. Oil (brent crude) up 14.89%. US aggregate bond index up 7.71%.

Overall for the 12 months ending March 31, 2012, markets found difficulty establishing a longer term trend. For the months of April to July of 2011, global equities were flat overall. The months of August and September saw a clear uptrend but not necessarily for riskier assets including emerging market equities. The last quarter of 2011 was volatile overall with large swings both ways. Only a broad bull market in the first calendar quarter of 2012 brought some calm to markets.

As of March 31st, total firm assets were US 711.7 million. Our largest funds by assets and their NAV total returns were:

•	ECON (EGShares Emerging Markets Consumer ETF): 9.44% for the past 12 months.
•	BRXX (EGShares Brazil Infrastructure ETF): -0.04% for the past 12 months.
•	INXX (EGShares India Infrastructure ETF): -22.19% for the past 12 months.

For the nine EGShares ETFs whose inception date was prior to March 31, 2011, 12-month returns (based on NAV) ranged from 9.44% for ECON down to -27.66% for EMT (EGShares Emerging Markets Metals & Mining ETF). Along with EMT, three other funds (CHXX, INXX, SCIN) had returns below -20% for the 12-month period.

It is an interesting observation that of the nine EGShares ETFs with at least a 12-month track record, the two top performers were also the largest funds by assets: ECON and BRXX.

Although, for such a short measurement period, it may seem that these returns may seem large but historically may be deemed quite common for emerging markets. Furthermore, although trading volumes may be low in historical terms, price volatility is high and we see this by the wide swings in both quarterly and annual performance along with ranges among various of our funds.

From the data, we see that this inherent volatility is in the nature of the markets overall and not necessarily isolated to the emerging markets.

Global concerns over Europe remain even at the time of this report’s writing if not at heights unseen previously. The VIX index3 was calm (sub 20 in value) prior to Eurozone concerns of the summer of 2011. The VIX spiked to high 40’s and stayed above 30 for most of August to November having not sustained that length of elevated position since the midst of the financial crisis in late 2008. No surprise that oil dropped during that period. Oil did climb from a low below 80 in early October to a high above USD 110 in late February, a rise of over 40%. It has steadily declined since then however at the time of writing, demand for oil has dissipated as crude prices approach USD 90. Gold did provide its classic hedge during the market declines of 2011 especially its climb towards USD 1900 in August 2011. Since then, it has been range-bound (albeit a wide range) between USD 1600-1800. Interestingly, at the time of writing, with rising levels of fear (VIX) related to the Eurozone, gold has fallen to USD 1540.

To repeat again what I stated in last year’s CIO letter to fund shareholders:

“We care less about the raw numbers and more about the trends. Real growth is found there and not here. We are incentivized to save; they spend more. Our aging population is a burden to our system. Their youth is hungry for a better lifestyle and embracing capitalism. We are trying to save blue collar jobs. They compete well for those same jobs (with currency and wages on their side) but are raising the bar on education and thus innovation.”

Without meaning to sound over-dramatic, these comments are more prescient now and the concept of “competing well” needs to be emphasized. The decisions being made in emerging markets are meant to provide a few key results:

1.	Generate a competitive environment within their borders and likely abroad to not only compete with us in the west but against their emerging market brethren.
2.	As a result of this, they hope to duplicate the economic miracles of recent growth stories such as South Korea, Taiwan and Israel so as to have some form of social harmony and higher standards of living.
EGA Emerging Global Shares Trust 3

Comments from the Chief Investment Officer & Director of Research

(concluded)

It is not over-dramatic to suggest something is different in the developed world. Europe is a mess and it is amazing that the likelihood of Greece’s exit from the union is a catalyst for unknown potential scenarios for global citizens and investors alike. If Europe is in a mess of unknown proportions, then they are not thinking about competing in this modern, globalized and hyper-competitive world. They are just trying to survive. Some would question if the Japanese are in a similar situation.

It is not for Emerging Global Advisors to determine if the US is also in a similar situation. We are in the business of considering foreign investments, and in particular towards the growth oriented markets. The logic here suggests that of the areas where investors generally have gravitated towards for international diversification, therein lies the greater risks. Europe and Japan are not likely to be growth engines of the future. Certain economies in Europe may in fact be submerging similar to Argentina’s fall of the last 100 years. Of course, there is a fine line here between our observation and the reality of the situation. We only stress the concern that for US investors looking for international diversification, a fair risk assessment may require a more open mind to the so called risky asset class that is emerging markets.

Our firm and the indices our products track remain focused on allowing investors the access to relevant themes, sectors and various niche exposures as well as broader coverage of these important new growth markets.

Richard C. Kang
Chief Investment Officer & Director of Research
May 23, 2012

This material must be accompanied or preceded by the prospectus.

Past performance does not guarantee future results.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This fund will concentrate its investments in issuers of one or more particular industries to the same extent that its Underlying Index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche.

The above commentary is for informational purposes only. Nothing in this commentary should be construed as an offer or recommendation to buy or sell a particular security. The opinions and estimates noted herein are accurate as of May 23, 2012 and are subject to change.

The funds are distributed by ALPS Distributors, Inc.

Richard C. Kang and Robert C. Holderith are registered representative of ALPS Distributors, Inc.

1	BRICs = Brazil, Russia, India, China
2	S&P 500 = Standard and Poor’s 500 Price Return Index, MSCI EM = MSCI Emerging Market Index, MSCI World = MSCI World Index, Gold = Comex Gold 100 oz Futures Contract, Oil (brent crude) = Brent Crude Futures Contract , US Aggregate Bond Index = Barclays US Aggregate Total Return Value Index (unhedged USD)
3	VIX Index = The Chicago Board Options Exchange Volatility Index. A reflection of future market volatility based on the weighted average of implied volatilities (time value) found among active S&P 500 index options. Higher values mean greater perceived risk and a higher overall cost as a result to purchase portfolio insurance in the form of index options. Lower values mean less risk aversion.
4 EGA Emerging Global Shares Trust

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Portfolio Summary (Unaudited)

EGShares GEMS Composite ETF

Industry Breakdown*

Top Ten Holdings*

Gazprom OAO	5.5%
China Mobile, Ltd.	4.1%
Industrial and Commercial Bank of China, Ltd.	3.5%
America Movil SAB de CV	3.5%
Petroleo Brasileiro SA	3.2%
Itau Unibanco Holding SA	3.2%
China Construction Bank Corp.	3.1%
Companhia de Bebidas das Americas	2.7%
Surgutneftegas	2.6%
PetroChina Co., Ltd.	2.5%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares GEMS Composite ETF (ticker: AGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM (“Sector Underlying Index”). The Sector Underlying Index is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.75%.

The EGShares GEMS Composite ETF covers the broad emerging markets, in our opinion, better than any other broad exposure global emerging market indexed exchange traded fund. The underlying index does not include South Korea, Taiwan and Israel which many other emerging market indices often include. For investors new to gaining exposure to markets in the developing world, they may be more familiar with the concept of BRIC economies (Brazil, Russia, India, China) which this fund has significant exposure to. In fact, the weights are ranked in this fund as Brazil, then China, Russia and India with South Africa in fifth place. These top five country exposures make up 82% of the fund as of March 31, 2012. The remainder of the Fund predominately gives exposure to Mexico, Chile, Indonesia and Malaysia with several other countries each with less than 1% weight within the fund. Overall, emerging markets underperformed developed markets over the 12 month period ending March 31, 2012 as investors fled for the safety of domestic markets and especially US treasuries.

The EGShares GEMS Composite ETF had a total return of 12.18% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 7.58% annualized return since its inception date of July 22, 2009. The Fund NAV had a -13.97% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

6 EGA Emerging Global Shares Trust

EGShares GEMS Composite ETF

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Sector Titans Composite 10 Index
1 Year	(13.97)%	(13.62)%	(14.16)%
Since Inception[1]	7.58%	7.58%	7.60%
1	July 22, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.75%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 7

Portfolio Summary (Unaudited)

EGShares Basic Materials GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Vale SA	10.6%
MMC Norilsk Nickel OJSC	7.2%
China Shenhua Energy Co., Ltd.	5.7%
AngloGold Ashanti, Ltd.	5.7%
Grupo Mexico SAB de CV	5.0%
Impala Platinum Holdings, Ltd.	4.9%
Uralkali OJSC	4.7%
Gold Fields, Ltd.	4.3%
Gerdau SA	4.1%
Companhia Siderurgica Nacional SA	3.9%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Basic Materials GEMS ETF (ticker: LGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM (“Basic Materials Underlying Index”). The Basic Materials Underlying Index is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets basic materials companies that are included in the Fund’s Basic Materials Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Basic Materials Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Basic Materials Underlying Index includes companies whose businesses generally involve: chemicals; forestry and paper; industrial metals and mining; and mining. The annual expense ratio of the Fund is 0.85%.

The EGShares Basic Materials GEMS ETF provides a means for investors to have exposure to a particular slice of the commodity complex excluding energy and agriculture. With heightened fears related to Eurozone sovereign risk, investors moved assets away from commodity related investments as concerns lingered of reduced demand. Although January 2012 saw price increases, the months thereafter up to this report’s writing have seen continued price deterioration. Even gold, a classic hedge to market uncertainty, has not been consistent in its ability to retain value during periods of fear. Broader commodity demand, especially from emerging markets, may lead to broader market stability and should provide a stable floor for this Fund going forward. The five largest country exposures (in descending order) were South Africa, Brazil, China, Russia and India.

The EGShares Basic Materials GEMS ETF had a total return of 10.65% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -18.87% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

8 EGA Emerging Global Shares Trust

EGShares Basic Materials GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Basic Materials Titans 30 Index
Since Inception[2]	(18.87)%	(18.85)%	(21.23)%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 9

Portfolio Summary (Unaudited)

EGShares Consumer Goods GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Companhia de Bebidas das Americas	10.3%
Astra International Tbk PT	7.2%
Fomento Economico Mexicano SAB de CV	6.4%
ITC, Ltd.	6.2%
BRF - Brasil Foods SA	6.0%
Hindustan Unilever, Ltd.	4.6%
Grupo Bimbo SAB de CV	3.9%
Dongfeng Motor Group Co., Ltd.	3.8%
Tiger Brands, Ltd.	3.8%
Bajaj Auto, Ltd.	3.6%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Consumer Goods GEMS ETF (ticker: GGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM (“Consumer Goods Underlying Index”). The Consumer Goods Underlying Index is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Consumer Goods companies that are included in the Fund’s Consumer Goods Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Consumer Goods Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Consumer Goods Underlying Index includes companies whose businesses generally involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; and tobacco. The annual expense ratio of the Fund is 0.85%.

The EGShares Consumer Goods GEMS ETF is one of very few available ETFs to play the emerging market consumer theme. Unlike most other emerging market sectors, since its inception in late June of 2011, GGEM has been a relative outperformer beating both the S&P 500 and MSCI Emerging market indices for the period up to March 31, 2012. Large positions such as Ambev, a major Latin American beverage company not only performed strongly, but also demonstrate the basics of consumer demand. Many of the names in this Fund focus heavily on consumer staples versus consumer discretionary names. As opposed to many consumer funds focused on luxury goods to the emerging markets, this Fund focuses on the goods of greater demand to the billions of new emerging market consumers. As of March 31, 2012, roughly 57% of the Fund’s weight was in the food producers and beverage industries, the two largest components. Geographic diversification was evident with the four largest country exposures all between 18.2% and 13.8% as of March 31, 2012.

The EGShares Consumer Goods GEMS ETF had a total return of 9.80% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 11.62% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

10 EGA Emerging Global Shares Trust

EGShares Consumer Goods GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Goods Titans 30 Index
Since Inception[2]	11.62%	11.84%	9.76%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 11

Portfolio Summary (Unaudited)

EGShares Consumer Services GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Naspers, Ltd.	10.4%
Wal-Mart de Mexico SAB de CV	9.3%
Grupo Televisa SAB	6.9%
Cencosud SA	6.2%
S.A.C.I. Falabella	6.0%
Grupo Elektra SA de CV	4.6%
Genting BHD	4.5%
Magnit OJSC	4.2%
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar	4.0%
Shoprite Holdings, Ltd.	4.0%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Consumer Services GEMS ETF (ticker: VGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM (“Consumer Services Underlying Index”). The Consumer Services Underlying Index is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Consumer Services companies that are included in the Fund’s Consumer Services Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Consumer Services Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Consumer Services Underlying Index includes companies whose businesses generally involve: food and drug retail; general retail; media; and travel and leisure. The annual expense ratio of the Fund is 0.85%.

The EGShares Consumer Services GEMS ETF is a fund heavily biased to basic retailers. The heaviest industry components as of March 31, 2012 were general retailers and food/drug retailers which provided roughly 60% of the Fund’s exposure. Media and travel/leisure were the next largest industry weights with just over one third of the Fund’s exposure. As economies grow and consumers come out of poverty, the services they require will be fairly modest. Basic retailers, media and travel are required of any citizen. Thus, similar to our consumer goods ETF, so the exposures within this Fund focus less on high-end services not of great demand to the larger population of new middle class consumers in these growth markets.

The EGShares Consumer Services GEMS ETF had a total return of 15.88% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 4.49% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

12 EGA Emerging Global Shares Trust

EGShares Consumer Services GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Services Titans 30 Index
Since Inception[2]	4.49%	4.54%	3.36%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 13

Portfolio Summary (Unaudited)

EGShares Energy GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Gazprom OAO	10.0%
Petroleo Brasileiro SA	7.1%
LUKOIL OAO	6.6%
Surgutneftegas	6.0%
PetroChina Co., Ltd.	5.9%
CNOOC, Ltd.	5.9%
NovaTek OAO	4.6%
China Petroleum & Chemical Corp.	4.4%
Sasol, Ltd.	4.2%
Reliance Industries, Ltd.	4.2%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Energy GEMS ETF (ticker: OGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM (“Oil and Gas Underlying Index”). The Oil and Gas Underlying Index is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Energy companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Energy companies as companies that are included in the Oil and Gas Underlying Index at the time of purchase and generally includes companies whose businesses involve: oil and gas production; oil equipment, services and distribution; and alternative energy. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares Energy GEMS ETF is a fund which can act as an inflation hedge although global investors are likely more concerned with deflation as growth remains lackluster. Aside from certain markets such as India, global markets have not demonstrated anxiety over inflation. For the period from the beginning of 2011 to the end of October 2011, the price of OGEM was fairly close in directional movement with the price of oil. However, a strong 40% increase in oil prices from October 2011 to February 2012 occurred while OGEM underperformed likely due to emerging market currency weakness relative to the US dollar among other macro market factors. Of course, westerners have had little time to complain as energy prices fell back in the first quarter of 2012 as Eurozone worries led to reduced demand assumptions. Longer term optimism exists for the emerging market energy sector given that of the fewer new discoveries, most that are significant are generally found in the developing world such as the Petrobras subsalt deepwater project off the Brazilian Atlantic coast. Other large names in OGEM are also major state owned companies with the BRICs with these four country exposures comprising roughly three-quarters of the Fund’s assets as of March 31, 2012.

The EGShares Energy GEMS ETF had a total return of 14.25% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 8.46% annualized return since its inception date of May 21, 2009. The Fund NAV had a -14.78% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

14 EGA Emerging Global Shares Trust

EGShares Energy GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Oil and Gas Titans 30 Index
1 Year	(14.78)%	(15.12)%	(16.80)%
Since Inception[1]	8.46%	8.44%	5.83%
1	May 21, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 15

Portfolio Summary (Unaudited)

EGShares Financials GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Industrial and Commercial Bank of China, Ltd.	9.8%
Itau Unibanco Holding SA	9.1%
China Construction Bank Corp.	8.9%
Banco Bradesco SA	7.3%
Sberbank of Russia	5.9%
Bank of China, Ltd.	4.5%
Standard Bank Group, Ltd.	4.3%
Housing Development Finance Corp., Ltd.	4.3%
China Life Insurance Co., Ltd.	4.3%
HDFC Bank, Ltd.	3.9%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Financials GEMS ETF (ticker: FGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM (“Financials Underlying Index”). The Financials Underlying Index is comprised of publicly traded firms in the “Financials Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Financials companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Financials companies as companies that are included in the Financials Underlying Index at the time of purchase and generally includes companies whose businesses involve: banking; insurance; real estate; and financial services. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares Financials GEMS ETF provides unique exposure to a sector that has traditionally and even today remains focused on American, European and Japanese banks. Given new regulations (Dodd-Frank, Volker rule, etc.) and increased public scrutiny (Occupy Wall Street), it is quite surprising that investors have not generally accepted diversification of financial sector assets into emerging markets. Not burdened by household or corporate indebtedness, nor with balance sheets littered with real estate related holdings, financial institutions in the emerging markets are tied to individuals and companies that are in their prime growth stage. Furthermore, for early stage economies, the financial sector acts in a function similar to a utility or key infrastructure. For the economy to grow and modernize, financial institutions both public and private are required so as to allow for the efficient allocation of high growth capital. As of March 31, 2012, the emerging market financial sector had one of the lowest valuations, by trailing P/E among all sectors.

The EGShares Financials GEMS ETF had a total return of 12.66% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 2.15% annualized return since its inception date of September 16, 2009. The Fund NAV had a -16.52% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

16 EGA Emerging Global Shares Trust

EGShares Financials GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Financials Titans 30 Index
1 Year	(16.52)%	(16.64)%	(17.75)%
Since Inception[1]	2.15%	2.01%	0.31%
1	September 16, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 17

Portfolio Summary (Unaudited)

EGShares Health Care GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Aspen Pharmacare Holdings, Ltd.	10.7%
Dr. Reddy’s Laboratories, Ltd.	8.5%
Sun Pharmaceutical Industries, Ltd.	8.1%
Cipla, Ltd.	6.5%
Mindray Medical International, Ltd.	6.2%
Richter Gedeon Nyrt	4.7%
Sinopharm Group Co.	4.7%
Netcare, Ltd.	4.4%
Mediclinic International, Ltd.	4.2%
Kalbe Farma Tbk PT	3.6%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Health Care GEMS ETF (ticker: HGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM (“Health Care Underlying Index”). The Health Care Underlying Index is comprised of publicly traded firms in the “Health Care Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Health Care companies that are included in the Fund’s Health Care Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Health Care Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Health Care Underlying Index includes companies whose businesses generally involve: health care equipment and services; and pharmaceuticals and biotechnology. The annual expense ratio of the Fund is 0.85%.

The EGShares Health Care GEMS ETF is a unique sector fund that plays the consumption story both in the emerging markets and globally. Roughly 70% of the Fund’s exposure is in pharmaceutical and biotech companies. The remainder of the Fund is in health care equipment and services companies. Along with such industry bias, the Fund’s geographical breakdown is heavily biased towards India (37%), South Africa (25%) and China (19%) as of March 31, 2012. The remaining 20% is divided among seven other economies. Although these companies are headquartered in the emerging markets, their revenue reach is globally oriented. For example, one of the largest positions in the Fund, Dr. Reddy’s Laboratories, had only 17.8% of its FY2011 revenues from its domestic market according to Bloomberg. Although involved in proprietary drug research, a significant component of its business is generic drug distribution to western markets. If developed market consumers have become more cost conscious because of the effects of the global financial crisis as well as high health care and drug costs, emerging market companies seem willing to compete in this sector.

The EGShares Health Care GEMS ETF had a total return of 16.33% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -4.33% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

18 EGA Emerging Global Shares Trust

EGShares Health Care GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Health Care Titans 30 Index
Since Inception[2]	(4.33)%	(4.43)%	(4.93)%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 19

Portfolio Summary (Unaudited)

EGShares Industrials GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Larsen & Toubro, Ltd.	9.3%
Tata Motors, Ltd.	6.6%
Cemex SAB de CV	6.1%
Sime Darby BHD	5.4%
Bidvest Group, Ltd.	5.0%
United Tractors Tbk PT	4.8%
Mahindra & Mahindra, Ltd.	4.8%
Semen Gresik Persero Tbk PT	3.9%
China Communications Construction Co., Ltd.	3.9%
Embraer SA	3.6%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Industrials GEMS ETF (ticker: IGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM (“Industrials Underlying Index”). The Industrials Underlying Index is comprised of publicly traded firms in the “Industrials Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Industrials companies that are included in the Fund’s Industrials Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Industrials Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Industrials Underlying Index includes companies whose businesses generally involve: construction and materials; aerospace and defense; general industrials; electronic and electrical equipment; industrial engineering; industrial transportation; and support services. The annual expense ratio of the Fund is 0.85%.

The EGShares Industrials GEMS ETF is a fund with a heavy bias to constructions & materials with a roughly 46% weight as of March 31, 2012. Infrastructure is key part of the thematic play within this sector fund although the manufacturing of cars and airplanes are also components. India and China are the largest country weights covering nearly half the portfolio by assets. Performing very similarly since its inception March 31, 2012 versus the common broad global emerging market indices, emerging market industrials was the top performer among sectors in Q1 2012.

The EGShares Industrials GEMS ETF had a total return of 22.42% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -5.88% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

20 EGA Emerging Global Shares Trust

EGShares Industrials GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Industrials Titans 30 Index
Since Inception[2]	(5.88)%	(7.63)%	(6.27)%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 21

Portfolio Summary (Unaudited)

EGShares Technology GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Infosys, Ltd.	10.0%
Baidu, Inc.	9.1%
Tata Consultancy Services, Ltd.	6.5%
Lenovo Group, Ltd.	5.7%
NetEase.com, Inc.	5.4%
SINA Corp.	5.0%
Wipro, Ltd.	5.0%
Sohu.com, Inc.	3.9%
Mail.ru Group, Ltd.	3.7%
ZTE Corp.	3.3%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Technology GEMS ETF (ticker: QGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM (“Technology Underlying Index”). The Technology Underlying Index is comprised of publicly traded firms in the “Technology Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Technology companies that are included in the Fund’s Technology Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Technology Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Technology Underlying Index includes companies whose businesses generally involve: software and computer services; and technology hardware and equipment. The annual expense ratio of the Fund is 0.85%.

The EGShares Technology GEMS ETF is another fund that performed very similarly to the broad global emerging market benchmarks from its inception in 2011 to March 31, 2012 highlighting the macro nature of global markets over that period. With one of the most extreme country biases, QGEM’s largest weightings are in China at nearly 45% and India at roughly 40% weight based on assets. All other country weights were less than 5% as of March 31, 2012. Industry bias within the Fund was heavy towards software and computer services at roughly 83% of the Fund’s weight. Hardware and equipment providers are not the largest tech companies in emerging markets as they are in developed economies like South Korea and Taiwan. Some of the internet companies in QGEM like Baidu (China) are similar to consumer plays in the way Google or Amazon are in the US.

The EGShares Technology GEMS ETF had a total return of 19.27% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -5.60% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

22 EGA Emerging Global Shares Trust

EGShares Technology GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Technology Titans 30 Index
Since Inception[2]	(5.60)%	(5.50)%	(4.73)%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 23

Portfolio Summary (Unaudited)

EGShares Telecom GEMS ETF

Industry Breakdown*

Top Ten Holdings*

China Mobile, Ltd.	10.1%
America Movil SAB de CV	9.5%
MTN Group, Ltd.	6.8%
Mobile TeleSystems	4.5%
Telefonica Brasil SA	4.5%
Bharti Airtel, Ltd.	4.2%
Telekomunikasi Indonesia Tbk PT	4.0%
China Telecom Corp., Ltd.	3.9%
Advanced Info Service PCL	3.9%
China Unicom Hong Kong, Ltd.	3.8%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Telecom GEMS ETF (ticker: TGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM (“Telecom Underlying Index”). The Telecom Underlying Index is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by the Industry Classification Benchmark (“ICB”).

Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Telecom companies that are included in the Fund’s Telecom Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Telecom Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Telecom Underlying Index includes companies whose businesses generally involve: fixed line telecommunications; and mobile telecommunications. The annual expense ratio of the Fund is 0.85%.

The EGShares Telecom GEMS ETF can be seen as a play on what our firm believes are the two biggest themes in emerging market investing: consumption and infrastructure. The ability to gather information and consume via a mobile device can be as common in Africa as it is here in the US. Because of this, ability to easily consume beyond a “bricks and mortar” establishment, the cellphone tower and other components that come from telecom companies can also be considered infrastructure. Similar to the flow of oil through a pipeline or power through a grid, so does the flow of voice or data (as a form of capital) allow for a more modern economy. The Fund consists of roughly 72% mobile telecom versus 28% fixed line telecom. As in any jurisdiction, within individual emerging markets, the telecom industry is dominated by a few names. Thus, as is typical in global utility funds, TGEM has relatively large names diversified well among many countries. No country in TGEM has more than an 18% weight. Since inception, TGEM has outperformed the broad global emerging market benchmark demonstrating properties similar to a lower beta index versus the benchmark.

The EGShares Telecom GEMS ETF had a total return of 10.68% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 2.22% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

24 EGA Emerging Global Shares Trust

EGShares Telecom GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Telecommunications Titans 30 Index
Since Inception[2]	2.22%	3.64%	0.44%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 25

Portfolio Summary (Unaudited)

EGShares Utilities GEMS ETF

Industry Breakdown*

Top Ten Holdings*

Companhia Energetica de Minas Gerais	9.1%
Ultrapar Participacoes SA	9.0%
CEZ AS	7.1%
Empresa Nacional de Electricidad SA	6.0%
Enersis SA	5.2%
Tenaga Nasional BHD	4.9%
Perusahaan Gas Negara PT	4.9%
Companhia de Saneamento Basico do
Estado de Sao Paulo	4.6%
Federal Hydrogenerating Co. JSC	4.2%
NTPC, Ltd.	3.8%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Utilities GEMS ETF (ticker: UGEM)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM (“Utilities Underlying Index”). The Utilities Underlying Index is comprised of publicly traded firms in the “Utilities Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of Emerging Markets Utilities companies that are included in the Fund’s Utilities Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in those securities. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Utilities Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Utilities Underlying Index includes companies whose businesses generally involve: electricity; and gas, water and multi-utilities. The annual expense ratio of the Fund is 0.85%.

The Emerging Global Shares Utilities GEMS ETF is a direct play on the electricity, gas, water and multi-utility companies within the developing world. In many ways then, this is one play on its local infrastructure. Heavily weighted to Brazil (30%), India (15%) and Chile (15%) as of March 31, 2012, this Fund provides exposure to ten emerging economies. Since the services within the companies of UGEM are provided locally, this is also an effective consumer play. Although in the developed world, the utility sector is considered defensive and statistically a low beta exposure, over the life of UGEM it has demonstrated a price chart very similar to that of the global emerging market benchmark both on the up and downside. Thus, investors may not experience the defensive protection often cited with utilities however, as a consumption play, UGEM may have greater upside compared to other non-emerging market utility funds.

The EGShares Utilities GEMS ETF had a total return of 16.70% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -5.89% return since its inception date of June 23, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

26 EGA Emerging Global Shares Trust

EGShares Utilities GEMS ETF

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Utilities Titans 30 Index
Since Inception[2]	(5.89)%	(5.78)%	(6.25)%
1	Returns of less than one year are not annualized.
2	June 23, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 27

Portfolio Summary (Unaudited)

EGShares Emerging Markets Metals & Mining ETF

Industry Breakdown*

Top Ten Holdings*

Vale SA	10.5%
MMC Norilsk Nickel OJSC	7.4%
China Shenhua Energy Co., Ltd.	6.2%
AngloGold Ashanti, Ltd.	5.9%
Grupo Mexico SAB de CV	5.2%
Impala Platinum Holdings, Ltd.	5.1%
Gold Fields, Ltd.	4.7%
Gerdau SA	4.5%
Companhia Siderurgica Nacional SA	3.8%
Tata Steel, Ltd.	3.7%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Emerging Markets Metals & Mining ETF (ticker: EMT)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM (“Metals & Mining Underlying Index”). The Metals & Mining Underlying Index is comprised of 30 publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by the Industry Classification Benchmark (“ICB”). The Metals & Mining sector is a sub-sector of the Basic Materials industry, as defined by ICB. Accordingly, some securities in which the Fund invests may also be held by the EGShares Basic Materials GEMS ETF. Under normal circumstances, the Fund will invest at least 80% of its net assets in Metals & Mining companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Metals & Mining companies as companies that are included in the Metals & Mining Underlying Index at the time of purchase and generally includes companies involved in the extraction and basic processing of basic resources (other than oil and gas), such as coal, metal ore (including the production of basic aluminum, iron and steel products), precious metals and gemstones. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares Emerging Markets Metals & Mining GEMS ETF, as of March 31, 2012 had the worst 12 month return of any of our ETFs. In our previous annual report, this Fund was our top performing fund in terms of total return since inception. Along with our energy sector ETF, the metals/mining ETF has the longest track record among our product lineup. Any concerns of inflation in emerging markets were negated by reduced global demand assumptions given the ongoing Eurozone crisis highlighting the poor global economic recovery overall. As a result, commodity prices and producer companies performed poorly over the period. Longer term, lower input prices will likely be a net positive for resource hungry economies such as China with their higher levels of demand. Top three country exposures were to South Africa, Brazil and China. Interesting that China is now the largest gold producer in the world and as of 2012 will likely surpass India as the world’s largest gold consumer.

The EGShares Emerging Markets Metals & Mining GEMS ETF had a total return of 10.14% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 7.28% annualized return since its inception date of May 21, 2009. The Fund NAV had a -27.66% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

28 EGA Emerging Global Shares Trust

EGShares Emerging Markets Metals & Mining ETF

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Metals & Mining Titans 30 Index
1 Year	(27.66)%	(27.51)%	(29.68)%
Since Inception[1]	7.28%	7.45%	5.90%
1	May 21, 2009.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 29

Portfolio Summary (Unaudited)

EGShares Emerging Markets Consumer ETF

Industry Breakdown*

Top Ten Holdings*

Companhia de Bebidas das Americas	10.0%
Naspers, Ltd.	7.6%
Wal-Mart de Mexico SAB de CV	6.8%
Fomento Economico Mexicano SAB de CV	5.8%
Astra International Tbk PT	5.7%
ITC, Ltd.	5.5%
BRF - Brasil Foods SA	4.9%
Grupo Televisa SAB	4.4%
S.A.C.I. Falabella	4.1%
Cencosud SA	4.0%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Emerging Markets Consumer ETF (ticker: ECON)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM (“Consumer Underlying Index”). The Consumer Underlying Index is comprised of 30 publicly traded firms in the “Consumer Goods Industry,” and “Consumer Services Industry,” as defined by the Industry Classification Benchmark (“ICB”). Under normal circumstances, the Fund will invest at least 80% of its net assets in Consumer companies included in the Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Consumer companies as companies that are included in the Consumer Underlying Index and the Dow Jones Emerging Markets Consumer Services Titans Index at the time of purchase and generally includes companies whose businesses involve: general retailers, beverage providers, food producers, media, auto & parts, travel & leisure and personal goods. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares Emerging Markets Consumer ETF is our biggest fund by assets. In terms of broad appeal, the concept of billions of new consumers who are relatively new to capitalism within their borders is easy to understand. While some investors may focus on multi-nationals who strive to increase their exposure to consumers in new growth markets, we believe that sophisticated investors will want to think locally. Local providers likely provide greater brand recognition and lower costs; both of which go a long way in younger markets. We focus more on what a relatively poorer demographic requires as they move forward in raising their standard of living. Ultimately, as the western world delevers, they are not incentivized to spend but rather save. In the emerging world, where its citizens have traditionally been required to save given limited social safety nets, they have the ability to lever and spend given their increased employment and wages in addition to higher savings rates. US, European and Japanese consumers are in a far more indebted situation limiting the ability of consumer stocks in those regions to be competitive on growth. Beverages, general retailers and food producers were the three largest underlying industry exposures as of March 31, 2012.

The EGShares Emerging Markets Consumer ETF had a total return of 12.95% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 15.31% annualized return since its inception date of September 14, 2010. The Fund had a 9.44% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

30 EGA Emerging Global Shares Trust

EGShares Emerging Markets Consumer ETF

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	Dow Jones Emerging Markets Consumer Titans 30 Index
1 Year	9.44%	9.55%	8.54%
Since Inception[1]	15.31%	15.52%	15.25%
1	September 14, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 31

Portfolio Summary (Unaudited)

EGShares India Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*

Tata Motors, Ltd.	7.9%
Idea Cellular, Ltd.	5.5%
Power Grid Corp. of India, Ltd.	5.4%
Ultra Tech Cement, Ltd.	5.1%
Tata Steel, Ltd.	5.0%
ACC, Ltd.	4.8%
Tata Power Co., Ltd.	4.8%
NTPC, Ltd.	4.4%
Ambuja Cements, Ltd.	4.4%
GAIL India, Ltd.	4.3%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares India Infrastructure ETF (ticker: INXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s Infrastructure sectors. The Fund invests in Indian large and mid cap infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in India and that have a market capitalization of at least $200 million at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian Infrastructure companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Indian Infrastructure companies as companies that are included in the Underlying Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares India Infrastructure ETF remains a highly compelling story related to infrastructure. India may be considered an early stage emerging market with further development required to match what is found in the other BRIC economies. The need for basic infrastructure (water utilities, large scale hospitals, subway systems, ports) is critical for India to compete globally with other high growth markets. Concerns of inflation limiting domestic growth linger in India as does a weak currency however the need for infrastructure is self-evident. Indian markets overall have been relative underperformers versus other emerging markets over the past 12-month period and long-term oriented investors as the local policymakers focus on growth stimulus and inflation. Still, the theme of infrastructure is a compelling one over the short and long term. The three largest industry weights as of March 31, 2012 were electricity, construction & materials and mobile telecommunications.

The EGShares India Infrastructure ETF had a total return of 27.90% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -15.78% annualized return since its inception date of August 11, 2010. The Fund had a -22.19% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market

32 EGA Emerging Global Shares Trust

EGShares India Infrastructure ETF

returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX India Infrastructure Index
1 Year	(22.19)%	(23.02)%	(22.22)%
Since Inception[1]	(15.78)%	(16.09)%	(15.31)%
1	August 11, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 33

Portfolio Summary (Unaudited)

EGShares China Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*

China Communications Construction Co., Ltd.	7.1%
China National Building Material Co., Ltd.	4.9%
Evergrande Real Estate Group, Ltd.	4.9%
Jiangxi Copper Co., Ltd.	4.6%
China Oilfield Services, Ltd.	4.6%
Changsha Zoomlion Heavy Industry Science
And Technology Development Co., Ltd.	4.4%
Anhui Conch Cement Co., Ltd.	4.4%
China Telecom Corp., Ltd.	4.3%
China Unicom Hong Kong, Ltd.	3.9%
Aluminum Corp. of China, Ltd.	3.7%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares China Infrastructure ETF (ticker: CHXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float market capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s Infrastructure sectors. The Fund invests in Chinese large and mid cap infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in China and that have a market capitalization of at least $200 million at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in Chinese Infrastructure companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Chinese Infrastructure companies as companies that are included in the Underlying Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares China Infrastructure ETF is a multi-sector thematic fund which aims to provide investors with the means to participate in one of the greatest shifts within China in our lifetime. Its largest underlying industry exposure at roughly a quarter of fund assets is construction & materials. According to Stephen Roach of Morgan Stanley, China’s 12th Five-Year Plan (2011-2015) will shift the focus from export and investment driven growth to one dependent more on its 1.3 billion consumers within. This type of transition is not new and is the basis for any economy to truly “emerge” and become a developed nation. Given the roughly 750 million Chinese who are relatively poor and living in the Chinese interior, for them to transition into a modern economy, they will require the needed infrastructure so as to efficiently travel, work, consume … and live. Aside from August and September of 2011 when it underperformed, CHXX has performed quite similarly to other broader market Chinese focused ETFs.

The EGShares China Infrastructure ETF had a total return of 7.33% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -7.77% annualized return since its inception date of February 17, 2010. The Fund NAV had a -24.35% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Chinese securities, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares

34 EGA Emerging Global Shares Trust

EGShares China Infrastructure ETF

as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX China Infrastructure Index
1 Year	(24.35)%	(24.96)%	(24.01)%
Since Inception[1]	(7.77)%	(7.79)%	(7.36)%
1	February 17, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 35

Portfolio Summary (Unaudited)

EGShares Brazil Infrastructure ETF

Industry Breakdown*

Top Ten Holdings*

Ultrapar Participacoes SA	5.8%
Companhia de Saneamento Basico do
Estado de Sao Paulo	5.5%
CPFL Energia SA	5.4%
Embraer SA	5.4%
CCR SA	5.2%
Companhia Energetica de Sao Paulo	5.2%
BR Malls Participacoes SA	5.0%
Gerdau SA	4.6%
Tractebel Energia SA	4.5%
Telefonica Brasil SA	4.4%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Brazil Infrastructure ETF (ticker: BRXX)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index (“Underlying Index”). The Underlying Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s Infrastructure sectors. The Fund invests in Brazilian large and mid cap infrastructure companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in Brazil and that have a market capitalization of at least $200 million at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in Brazilian Infrastructure companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Brazilian Infrastructure companies as companies that are included in the Underlying Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares Brazil Infrastructure ETF is our second largest fund by assets and one of our top performers by return. BRXX outperformed both the broad market large cap and small cap Brazil focused ETFs over the 12 month period ending March 31, 2011. Many investors see Brazil as a commodities play or a proxy for China. Others see the internal growth within Brazil as one of the rare success stories in Latin America. Investor excitement continues to grow as the projects related to the upcoming 2014 World Cup and 2016 Summer Olympics both hosted in Brazil get underway. However, as with past event hosts then considered emerging markets but now considered developed, these events only symbolize a beginning. They act as a catalyst to further infrastructure projects to help the general public become a greater consumption based society leading to greater economic prosperity and higher standards of living.

The EGShares Brazil Infrastructure ETF had a total return of 17.87% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 12.71% annualized return since its inception date of February 24, 2010. The Fund NAV had a -0.04% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Brazilian securities, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares

36 EGA Emerging Global Shares Trust

EGShares Brazil Infrastructure ETF

as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX Brazil Infrastructure Index
1 Year	(0.04)%	(1.98)%	4.36%
Since Inception[1]	12.71%	12.49%	10.80%
1	February 24, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 37

Portfolio Summary (Unaudited)

EGShares India Small Cap ETF

Industry Breakdown*

Top Ten Holdings*

Federal Bank, Ltd.	4.5%
Apollo Hospitals Enterprise, Ltd.	3.8%
Crompton Greaves, Ltd.	3.3%
Tata Global Beverages, Ltd.	2.9%
Bharat Forge, Ltd.	2.8%
United Phosphorus, Ltd.	2.7%
Glenmark Pharmaceuticals, Ltd.	2.7%
Unitech, Ltd.	2.5%
Indiabulls Financial Services, Ltd.	2.4%
Allahabad Bank	2.4%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares India Small Cap ETF (ticker: SCIN)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index (“Underlying Index”). The Underlying Index is a free-float market capitalization weighted stock market index comprised of a representative sample of 75 Indian companies that INDXX LLC determines to be the representative of small market cap companies in India. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Underlying Index through investments in equity securities, including shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Underlying Index is a free-float capitalization weighted stock market index comprised of 75 companies that INDXX, LLC determines to be representative of India’s small capitalization equity market. The Fund invests in Indian Small Cap companies that are included in the Underlying Index, which are generally defined as companies that are domiciled in India and are at the bottom end of the group that have a market capitalization of at least $100 million but below $2 billion at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian Small Cap companies included in the Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund defines Indian Small Cap companies as companies that are included in the Underlying Index at the time of purchase. The Fund will provide shareholders with at least 60 days’ notice prior to any change in this policy. The annual expense ratio of the Fund is 0.85%.

The EGShares India Small Cap ETF is our play on the booming domestic sector in India. As many large cap companies earn significant proportions of their top line revenues from global operations, small cap companies (regardless of where they are domiciled) normally focus more on the domestic economy. The Indian markets had a difficult 12-month period leading to March 31, 2012. Regardless of large or small cap, broad or sector, India was not favored by investors. Concerns of policymaking decisions leading to both inflation worries and a weakening currency by households and certain corporate sectors has led to a low growth environment. Weak sentiment given potential for a period of stagflation is a worry however for investors looking at India as a long-term play supported by over a billion potential new consumers, they may be seeing a buying opportunity. The three largest sector exposures as of March 31, 2012 were financials, industrials and consumer goods totaling roughly 62% of fund assets.

The EGShares India Small Cap ETF had a total return of 30.94% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -16.56% annualized return since its inception date of July 7, 2010. The Fund had a -24.33% return for the full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the periods noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate

38 EGA Emerging Global Shares Trust

EGShares India Small Cap ETF

market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Performance as of 3/31/2012

	Average Annual Total Return
	Fund Net Asset Value	Fund Market Price	INDXX India Small Cap Index
1 Year	(24.33)%	(24.23)%	(25.16)%
Since Inception[1]	(16.56)%	(16.27)%	(16.84)%
1	July 7, 2010.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 39

Portfolio Summary (Unaudited)

EGShares India Consumer ETF

Industry Breakdown*

Top Ten Holdings*

ITC, Ltd.	5.4%
Hindustan Unilever, Ltd.	5.3%
GlaxoSmithKline Consumer Healthcare, Ltd.	5.3%
United Breweries, Ltd.	5.2%
Titan Industries, Ltd.	5.1%
Hero Motorcorp, Ltd.	5.0%
Tata Motors, Ltd.	5.0%
Nestle India, Ltd.	4.9%
Godrej Consumer Products, Ltd.	4.9%
Mahindra & Mahindra, Ltd.	4.8%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares India Consumer ETF (ticker: INCO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index (“Consumer Underlying Index”), a 30 stock free float adjusted market capitalization index designed to measure the market performance of companies in the consumer sector of India. The Consumer Underlying Index consists of common stocks that are listed on National Stock Exchange and Bombay Stock Exchange. Under normal circumstances, the Fund will invest at least 80% of its net assets in Indian consumer companies included in the Consumer Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund invests in the constituent companies of the Consumer Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), and are generally consumer goods and services companies domiciled in India having a market capitalization of at least $100 million at the time of purchase. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the Consumer Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The Fund defines Indian consumer companies as companies that are included in the Consumer Underlying Index at the time of purchase and generally includes companies whose businesses involve: automobiles and parts; beverages; food production; household goods; leisure goods; personal goods; food and drug retail; general retail; media; travel and leisure; and tobacco. The annual expense ratio of the Fund is 0.85%.

The EGShares India Consumer ETF is a niche fund and is our firm’s only fund that is both country specific and sector specific. India, with its large and relatively young population represents one of the great future consumption markets. Although India has been plagued recently with inflation and an inability for policymakers to generate sustained growth, Indian consumers still need to consume even the most basic of goods and services. Personal goods and food producers were the largest industry weights as of March 31, 2012 at roughly 20% each based on fund assets. The next largest industries at roughly half the size were media and automobile manufacturer/parts. INCO tracked relatively closely to broader Indian equity benchmarks since its inception but like virtually all Indian exposures greatly underperformed broad global emerging market benchmarks.

The EGShares India Consumer ETF had a total return of 20.76% at net asset value (“NAV”) for the quarter ended March 31, 2012 and -4.60% return since its inception date of August 10, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry. Small cap and mid cap companies generally will have greater volatility in price than the stocks of large companies due to limited product lines or resources or a dependency upon a particular market niche. Because the Fund only invests in Indian securities, its NAV will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries. Special risks include, among others, political and legal uncertainty, persistent religious, ethnic and border disputes, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market

40 EGA Emerging Global Shares Trust

EGShares India Consumer ETF

return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	INDXX India Consumer Index
Since Inception[2]	(4.60)%	(4.65)%	(6.04)%
1	Returns of less than one year are not annualized.
2	August 10, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.89%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 41

Portfolio Summary (Unaudited)

EGShares Low Volatility Emerging Markets Dividend ETF

(formerly EGShares Emerging Markets High Income Low Beta ETF)

Industry Breakdown*

Top Ten Holdings*

Major Cineplex Group PCL	5.4%
Magyar Telekom Telecommunications PLC	5.1%
Telekomunikacja Polska SA	5.0%
Telefonica Brasil SA	4.9%
Quality Houses Co., Ltd. PCL	4.7%
Anta Sports Products, Ltd.	4.2%
CEZ AS	4.1%
Zhejiang Expressway Co., Ltd.	4.0%
Kimberly-Clark de Mexico SAB de CV	3.9%
Samart Corp. PCL	3.7%

*	Expressed as a percentage of total investments in securities as of 3/31/2012. Holdings are subject to change.

EGShares Low Volatility Emerging Markets Dividend ETF (ticker: HILO)

The Fund’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index (“HILB Underlying Index”). The HILB Underlying Index consists of companies whose shares are publicly traded in Emerging Markets countries, such as Chile, Colombia, Czech Republic, Egypt, Hungary, Indonesia, Jordan, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, Slovenia, South Africa, Brazil, China, India, Thailand and Turkey. Under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets companies included in the HILB Underlying Index and generally expects to be substantially invested at such times, with at least 95% of its net assets invested in these securities. The Fund invests in the constituent companies of the HILB Underlying Index, which may include small and medium capitalized companies (“small cap” and “mid cap” companies, respectively), domiciled in emerging markets countries having a market capitalization of at least $250 million at the time of purchase. The HILB Underlying Index is a dividend yield weighted stock market index comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade. The components of the HILB Underlying Index will have also paid dividends consistently over the last three years. The HILB Underlying Index was developed to provide a lower beta, and a greater dividend yield (i.e., high income), than the MSCI Emerging Market Index, although there is no guarantee that this result will be obtained. The Fund seeks to achieve its investment objective by attempting to replicate the portfolio of the HILB Underlying Index through investments in equity securities, including common shares traded on local exchanges, American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs and GDRs represent ownership interests in shares of foreign companies that are held in financial institution custodial accounts, and are traded on exchanges in the United States and around the world. The annual expense ratio of the Fund is 0.85%.

The EGShares Low Volatility Emerging Markets Dividend GEMS ETF (formerly the EGShares Emerging Markets High Income Low Beta ETF) is our firm’s only fund that focuses its weighting methodology more on dividends and volatility management over market capitalization. For investors looking to have greater levels of certainty regarding overall total return via a base of dividend income, this Fund does provide such unique exposure. Furthermore, investors concerned with traditionally high levels of security specific volatility, the methodology of HILO also takes this into account. Country exposures are well diversified with Thailand, China, Brazil and South Africa being the largest weights ranging from 17% to just under 15% as of March 31, 2012. Six other emerging market economies have exposures ranging from roughly 5% to 3.5%. Sectors are also well diversified with telecom and utilities in particular, and not surprisingly, providing dividend income. Since inception, HILO slightly outperformed the global emerging market benchmarks albeit slightly and like emerging markets overall underperformed US equity benchmarks. However, in terms of volatility (as measured by standard deviation), HILO did have lower levels versus EM benchmarks and more similar to US benchmarks.

The EGShares Low Volatility Emerging Markets Dividend GEMS ETF had a total return of 11.17% at net asset value (“NAV”) for the quarter ended March 31, 2012 and 2.45% return since its inception date of August 4, 2011. Based on this inception date, the Fund did not have enough historical pricing to cover a full year ending March 31, 2012.

Emerging market investments involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, from economic or political instability in other nations or increased volatility and lower trading volume. This Fund will concentrate its investments in issuers of one or more particular industries to the same extent that its underlying index is so concentrated and to the extent permitted by applicable regulatory guidance. Concentration risk results from investing more than 25% of the Fund’s assets in issuers conducting business in the same industry.

Performance Charts

The following performance chart is provided for comparative purposes and represents the period noted. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market

42 EGA Emerging Global Shares Trust

EGShares Low Volatility Emerging Markets Dividend ETF

(formerly EGShares Emerging Markets High Income Low Beta ETF)

return is based on the market price per share of the Fund. The price used to calculate market price returns is the mid-point of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other ETFs, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities. An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore index returns do not reflect deductions for fees or expenses and are not available for direct investment. In comparison, the Fund’s performance is negatively impacted by these fees and expenses. Fund returns do not reflect brokerage commissions, or taxes on transactions in Fund shares or that a shareholder would pay on Fund distributions.

Performance as of 3/31/2012

	Average Annual Total Return[1]
	Fund Net Asset Value	Fund Market Price	INDXX Emerging Market High Income Low Beta Index
Since Inception[2]	2.45%	1.90%	2.97%
1	Returns of less than one year are not annualized.
2	August 4, 2011.

Performance data quoted represents past performance. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.egshares.com or call (888) 800-4347. This Fund is new and has limited operating history. As stated in the current prospectus, the Fund’s total annual operating expense ratio after expense waivers and reimbursements is 0.85%. Market price returns are based on the mid-point of the highest bid and lowest offer for Fund shares as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”) Arca, ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading, and do not represent the returns an investor would receive if shares were traded at other times.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Funds before investing. To obtain a prospectus containing this and other important information, please call 1-888-800-4EGS (4347). Read the prospectus carefully before you invest. There are risks involved with investing including the possible loss of principal. Past performance does not guarantee future results.

Emerging Global Shares are distributed by ALPS Distributors Inc.

Value of a $10,000 Investment Since Inception at Net Asset Value

The chart above represents historical performance of a hypothetical investment of $10,000 over the life of the Fund, assuming the reinvestment of distributions. Past performance does not guarantee future results. The hypothetical example does not represent the returns of any particular investment.

EGA Emerging Global Shares Trust 43

Shareholder Expense Examples (Unaudited)

As a shareholder of an EGA Emerging Global Shares Trust ETF, you incur advisory fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (October 1, 2011 to March 31, 2012).

Actual expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid Through 3/31/2012” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

44 EGA Emerging Global Shares Trust

Shareholder Expense Examples (Unaudited) (continued)

	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2012[1]
EGShares GEMS Composite ETF (Consolidated)[2]
Actual	$1,000.00	$1,171.37	0.75%	$4.07
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	0.75%	$3.79
EGShares Basic Materials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,080.32	0.85%	$4.42
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Consumer Goods GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,185.59	0.86%*	$4.70
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	0.86%*	$4.34
EGShares Consumer Services GEMS ETF
Actual	$1,000.00	$1,267.28	0.85%	$4.82
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Energy GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,186.40	0.85%	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Financials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,197.17	0.85%	$4.67
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Health Care GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,139.59	0.85%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Industrials GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,231.97	0.85%	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Technology GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,175.59	0.85%	$4.62
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Telecom GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,124.53	0.85%	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Utilities GEMS ETF (Consolidated)[2]
Actual	$1,000.00	$1,229.36	0.85%	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Emerging Markets Metals & Mining ETF (Consolidated)[2]
Actual	$1,000.00	$1,066.02	0.85%	$4.39
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares Emerging Markets Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,229.41	0.85%	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares India Infrastructure ETF (Consolidated)[2]
Actual	$1,000.00	$1,027.56	0.85%	$4.31
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares China Infrastructure ETF
Actual	$1,000.00	$1,200.01	0.85%	$4.68
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

EGA Emerging Global Shares Trust 45

Shareholder Expense Examples (Unaudited) (concluded)

	Beginning Account Value 10/1/2011	Ending Account Value 3/31/2012	Annualized Expense Ratios for the Period	Expenses Paid Through 3/31/2012[1]
EGShares Brazil Infrastructure ETF
Actual	$1,000.00	$1,269.71	0.92%**	$5.22
Hypothetical (5% return before expenses)	$1,000.00	$1,020.40	0.92%**	$4.65
EGShares India Small Cap ETF (Consolidated)[2]
Actual	$1,000.00	$963.47	0.85%	$4.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29
EGShares India Consumer ETF (Consolidated)[2]
Actual	$1,000.00	$1,045.48	0.89%	$4.55
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	0.89%	$4.50
EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)[2]
Actual	$1,000.00	$1,192.20	0.85%	$4.66
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

1	Expenses are calculated using each Fund's annualized expense ratio, which includes waived fees or reimbursed expenses, multiplied by the ending account value for the period, multiplied by 183/366 (to reflect the six-month period).
2	Expenses for these Funds include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 in the Notes to Financial Statements.
*	The expense ratio excluding interest expense, which is outside the cap expense, is 0.85% through the period ended March 31, 2012.
**	The expense ratio excluding excise tax expense, which is outside the cap expense, is 0.85% through the period ended March 31, 2012.
46 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited)

The chart below presents information about differences between the per share net asset value (“NAV”) of each Fund and the market trading price of shares of each Fund. For these purposes, the “market price” is the midpoint of the highest bid and lowest offer for Fund shares as of the close of trading on the exchange where Fund shares are listed. The term “premium” is sometimes used to describe a market price in excess of NAV and the term “discount” is sometimes used to describe a market price below NAV. The chart presents information about the size and frequency of premiums or discounts. As with other exchange-traded funds, the market price of Fund shares is typically slightly higher or lower than the Fund’s per share NAV. Factors that contribute to the differences between market price and NAV include the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Differences between the closing times of U.S. and non-U.S. markets may contribute to differences between the NAV and market price of Fund shares. Many non-U.S. markets close prior to the close of the U.S. securities exchanges. Developments after the close of such markets as a result of ongoing price discovery may be reflected in a Fund’s market price but not in its NAV (or vice versa).

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares GEMS Composite ETF
July 22, 2009*–March 31, 2012
	0-24.99	95	13.99%	86	12.67%
	25-49.99	103	15.17%	79	11.64%
	50-74.99	61	8.98%	53	7.81%
	75-99.99	57	8.39%	17	2.50%
	> 100	74	10.90%	54	7.95%
Total		390	57.43%	289	42.57%
EGShares Basic Materials GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	27	13.85%	24	12.31%
	25-49.99	26	13.33%	21	10.77%
	50-74.99	16	8.20%	15	7.69%
	75-99.99	9	4.62%	8	4.10%
	> 100	11	5.64%	38	19.49%
Total		89	45.64%	106	54.36%
EGShares Consumer Goods GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	25	12.82%	21	10.77%
	25-49.99	28	14.36%	15	7.69%
	50-74.99	20	10.26%	12	6.15%
	75-99.99	14	7.18%	12	6.15%
	> 100	14	7.18%	34	17.44%
Total		101	51.80%	94	48.20%
EGShares Consumer Services GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	27	13.85%	28	14.36%
	25-49.99	20	10.26%	26	13.33%
	50-74.99	11	5.64%	22	11.28%
	75-99.99	2	1.03%	19	9.74%
	> 100	3	1.54%	37	18.97%
Total		63	32.32%	132	67.68%
EGShares Energy GEMS ETF
May 21, 2009*–March 31, 2012
	0-24.99	85	11.80%	67	9.30%
	25-49.99	103	14.31%	70	9.72%
	50-74.99	103	14.31%	61	8.47%
	75-99.99	56	7.78%	28	3.89%
	> 100	76	10.56%	71	9.86%
Total		423	58.76%	297	41.24%

EGA Emerging Global Shares Trust 47

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Financials GEMS ETF
September 16, 2009*–March 31, 2012
	0-24.99	82	12.83%	79	12.36%
	25-49.99	79	12.36%	71	11.11%
	50-74.99	49	7.67%	66	10.33%
	75-99.99	43	6.73%	29	4.54%
	> 100	81	12.68%	60	9.39%
Total		334	52.27%	305	47.73%
EGShares Health Care GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	17	8.72%	18	9.23%
	25-49.99	20	10.26%	23	11.79%
	50-74.99	12	6.15%	28	14.36%
	75-99.99	10	5.13%	11	5.64%
	> 100	21	10.77%	35	17.95%
Total		80	41.03%	115	58.97%
EGShares Industrials GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	20	10.26%	18	9.23%
	25-49.99	18	9.23%	9	4.62%
	50-74.99	19	9.74%	15	7.69%
	75-99.99	12	6.15%	12	6.15%
	> 100	30	15.39%	42	21.54%
Total		99	50.77%	96	49.23%
EGShares Technology GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	37	18.97%	28	14.36%
	25-49.99	30	15.38%	13	6.67%
	50-74.99	19	9.74%	11	5.64%
	75-99.99	15	7.69%	9	4.62%
	> 100	16	8.21%	17	8.72%
Total		117	59.99%	78	40.01%
EGShares Telecom GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	31	15.90%	21	10.77%
	25-49.99	21	10.77%	21	10.77%
	50-74.99	18	9.23%	13	6.67%
	75-99.99	12	6.15%	9	4.61%
	>100	24	12.31%	25	12.82%
Total		106	54.36%	89	45.64%
EGShares Utilities GEMS ETF
June 23, 2011*–March 31, 2012
	0-24.99	31	15.90%	26	13.33%
	25-49.99	24	12.31%	18	9.23%
	50-74.99	11	5.64%	16	8.21%
	75-99.99	9	4.62%	12	6.15%
	> 100	5	2.56%	43	22.05%
Total		80	41.03%	115	58.97%

48 EGA Emerging Global Shares Trust

Frequency Distribution of Premium and Discount (Unaudited) (continued)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares Emerging Markets Metals & Mining ETF
May 21, 2009*–March 31, 2012
	0-24.99	108	14.98%	87	12.07%
	25-49.99	93	12.90%	55	7.63%
	50-74.99	67	9.29%	52	7.21%
	75-99.99	68	9.43%	35	4.85%
	> 100	85	11.79%	71	9.85%
Total		421	58.39%	300	41.61%
EGShares Emerging Markets Consumer ETF
September 14, 2010*–March 31, 2012
	0-24.99	58	14.80%	41	10.46%
	25-49.99	93	23.72%	24	6.12%
	50-74.99	81	20.66%	9	2.30%
	75-99.99	41	10.46%	8	2.04%
	> 100	25	6.38%	12	3.06%
Total		298	76.02%	94	23.98%
EGShares India Infrastructure ETF
August 11, 2010*–March 31, 2012
	0-24.99	37	8.96%	34	8.23%
	25-49.99	45	10.90%	29	7.02%
	50-74.99	41	9.93%	30	7.26%
	75-99.99	32	7.75%	19	4.60%
	> 100	79	19.13%	67	16.22%
Total		234	56.67%	179	43.33%
EGShares China Infrastructure ETF
February 17, 2010*–March 31, 2012
	0-24.99	52	9.74%	43	8.05%
	25-49.99	56	10.49%	45	8.43%
	50-74.99	66	12.36%	34	6.37%
	75-99.99	45	8.43%	31	5.80%
	> 100	86	16.10%	76	14.23%
Total		305	57.12%	229	42.88%
EGShares Brazil Infrastructure ETF
February 24, 2010*–March 31, 2012
	0-24.99	31	5.87%	21	3.98%
	25-49.99	30	5.68%	16	3.03%
	50-74.99	24	4.54%	21	3.98%
	75-99.99	24	4.54%	5	0.95%
	> 100	337	63.83%	19	3.60%
Total		446	84.46%	82	15.54%
EGShares India Small Cap ETF
July 7, 2010*–March 31, 2012
	0-24.99	45	10.27%	27	6.17%
	25-49.99	39	8.90%	23	5.25%
	50-74.99	42	9.59%	18	4.11%
	75-99.99	48	10.96%	12	2.74%
	> 100	129	29.45%	55	12.56%
Total		303	69.17%	135	30.83%

EGA Emerging Global Shares Trust 49

Frequency Distribution of Premium and Discount (Unaudited) (concluded)

		Market Price Above or Equal to NAV		Market Price Below NAV
	Basis Point Differential	Number of Days	% of Total Days	Number of Days	% of Total Days
EGShares India Consumer ETF
August 10, 2011*–March 31, 2012
	0-24.99	6	3.73%	16	9.94%
	25-49.99	15	9.32%	15	9.32%
	50-74.99	16	9.94%	10	6.21%
	75-99.99	13	8.07%	2	1.24%
	> 100	55	34.16%	13	8.07%
Total		105	65.22%	56	34.78%
EGShares Low Volatility Emerging Markets Dividend ETF
August 4, 2011*–March 31, 2012
	0-24.99	14	8.49%	15	9.09%
	25-49.99	23	13.94%	6	3.64%
	50-74.99	25	15.15%	7	4.24%
	75-99.99	22	13.33%	10	6.06%
	> 100	36	21.82%	7	4.24%
Total		120	72.73%	45	27.27%

* Commencement of operations.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

50 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares GEMS Composite ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—99.7%
Brazil—18.1%
Banco Bradesco SA Preference Shares ADR	19,307	$337,873
BRF—Brasil Foods SA ADR	7,278	145,633
Companhia Brasileira de Distribuicao Grupo Pao de
Acucar Preference Shares ADR	1,450	69,049
Companhia de Bebidas das Americas Preference
Shares ADR	8,956	370,062
Companhia Energetica de Minas Gerais Preference
Shares ADR	4,557	108,365
Companhia Siderurgica Nacional SA ADR	8,431	79,757
Gerdau SA Preference Shares ADR	6,968	67,102
Itau Unibanco Holding SA Preference Shares ADR	22,993	441,236
Petroleo Brasileiro SA ADR	16,756	445,039
Tele Norte Leste Participacoes SA Preference Shares ADR 4,728		53,663
Ultrapar Participacoes SA ADR	4,813	104,394
Vale SA ADR	13,091	305,413
Total Brazil		2,527,586
Chile—2.6%
Cencosud SA	18,264	121,003
Empresa Nacional de Electricidad SA ADR	1,320	71,254
Enersis SA ADR	2,976	60,085
S.A.C.I. Falabella	12,112	117,016
Total Chile		369,358
China—25.8%
Baidu, Inc. ADR*	1,395	203,349
Bank of China, Ltd. Class H	612,623	246,974
China Communications Construction Co., Ltd. Class H	48,000	48,161
China Construction Bank Corp. Class H	555,350	429,173
China Life Insurance Co., Ltd. Class H	75,500	195,946
China Merchants Holdings International Co., Ltd.	6,000	20,093
China Mobile, Ltd.	52,500	577,811
China Petroleum & Chemical Corp. Class H	162,280	176,827
China Shenhua Energy Co., Ltd. Class H	32,270	136,121
China Telecom Corp., Ltd. Class H	154,000	85,291
China Unicom Hong Kong, Ltd.	22,000	37,290
CNOOC, Ltd.	148,000	304,235
Ctrip.com International, Ltd. ADR*	1,412	30,556
Dongfeng Motor Group Co., Ltd. Class H	26,000	46,950
Industrial and Commercial Bank of China, Ltd. Class H	762,680	492,147
Lenovo Group, Ltd.	49,700	44,745
Mindray Medical International, Ltd. ADR	1,101	36,300
NetEase.com, Inc. ADR*	641	37,242
PetroChina Co., Ltd. Class H	242,000	342,241
Shandong Weigao Group Medical Polymer Co., Ltd.
Class H	19,600	22,392
SINA Corp.*	948	61,620
Sinopharm Group Co. Class H	2,400	6,708
Sohu.com, Inc.*	418	23,061
ZTE Corp. Class H	2,400	6,461
Total China		3,611,694
Czech Republic—0.9%
CEZ AS	3,007	128,647
Egypt—0.3%
Orascom Construction Industries	967	41,656
Hungary—0.2%
Richter Gedeon Nyrt.	149	25,477

India—12.5%
Bharat Heavy Electricals, Ltd.	3,485	17,591
Bharti Airtel, Ltd.	5,386	35,723
Cipla, Ltd.	2,191	13,121
Dr. Reddy’s Laboratories, Ltd. ADR	1,425	49,248
HDFC Bank, Ltd. ADR	4,462	152,154
Hindustan Unilever, Ltd.	4,030	32,437
Housing Development Finance Corp., Ltd.	13,014	171,996
ICICI Bank, Ltd. ADR	4,595	160,228
Infosys, Ltd. ADR	4,986	284,352
ITC, Ltd.	25,969	115,661
Larsen & Toubro, Ltd. GDR	6,113	155,881
Mahindra & Mahindra, Ltd.	1,843	25,331
NTPC, Ltd.	5,480	17,507
Ranbaxy Laboratories, Ltd. GDR	1,862	17,112
Reliance Industries, Ltd. GDR 144A	8,655	252,293
Sun Pharmaceutical Industries, Ltd.	1,603	17,934
Tata Consultancy Services, Ltd.	3,356	76,995
Tata Motors, Ltd. ADR	3,504	94,503
Tata Power Co., Ltd.	7,726	15,309
Wipro, Ltd. ADR	3,283	36,113
Total India		1,741,489
Indonesia—2.5%
Astra International Tbk PT	24,500	198,138
Perusahaan Gas Negara PT	139,500	57,972
Telekomunikasi Indonesia Tbk PT	126,500	96,840
Total Indonesia		352,950
Malaysia—2.0%
Genting BHD	26,400	93,415
IOI Corp. BHD	28,493	49,666
Sime Darby BHD	26,500	84,253
Tenaga Nasional BHD	25,300	53,103
Total Malaysia		280,437
Mexico—9.0%
America Movil SAB de CV Series L	388,322	482,580
Cemex SAB de CV Series CPO*	117,479	90,788
Fomento Economico Mexicano SAB de CV Series UB	17,800	146,174
Grupo Bimbo SAB de CV Series A	28,600	66,664
Grupo Mexico SAB de CV Series B	27,067	85,360
Grupo Televisa SAB Series CPO	32,500	137,327
Wal-Mart de Mexico SAB de CV Series V	73,700	246,980
Total Mexico		1,255,873
Poland—0.3%
Asseco Poland SA	782	12,499
KGHM Polska Miedz SA	610	27,989
Total Poland		40,488
Russia—14.6%
Federal Hydrogenerating Co. JSC ADR	6,554	24,027
Gazprom OAO ADR	62,427	761,609
LUKOIL OAO ADR	5,445	327,789
Magnit OJSC GDR	3,595	104,758
MMC Norilsk Nickel OJSC ADR	11,228	205,472
Mobile TeleSystems ADR	4,929	90,398
Rosneft Oil Co. OJSC GDR	17,581	124,474
Surgutneftegas ADR	36,652	358,457
VimpelCom, Ltd. ADR	3,524	39,328
Total Russia		2,036,312

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 51

Schedule of Investments (Consolidated)†(concluded)

EGShares GEMS Composite ETF

March 31, 2012

Investments	Shares	Value
South Africa—10.9%
AngloGold Ashanti, Ltd.	3,932	$144,686
Aspen Pharmacare Holdings, Ltd.	3,566	55,071
Bidvest Group, Ltd.	4,585	107,388
Gold Fields, Ltd.	7,789	106,566
Impala Platinum Holdings, Ltd.	5,838	114,941
MTN Group, Ltd.	11,794	207,494
Naspers, Ltd. N Shares	3,709	208,296
Netcare, Ltd.	14,050	26,051
Sasol, Ltd.	5,061	244,327
Shoprite Holdings, Ltd.	3,494	62,509
Standard Bank Group, Ltd.	13,548	196,585
Tiger Brands, Ltd.	1,617	56,715
Total South Africa		1,530,629
TOTAL INVESTMENTS IN SECURITIES—99.7%
(Cost: $14,793,350)		13,942,596
Other Assets in Excess of Liabilities—0.3%		43,202
Net Assets—100.0%		$13,985,798

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
Summary by Industry	Value	% of Net Assets
Automobiles	$364,922	2.6%
Beverages	516,236	3.7
Commercial Banks	2,456,370	17.6
Communications Equipment	6,461	0.1
Computers & Peripherals	44,745	0.3
Construction & Engineering	245,698	1.8
Construction Materials	90,788	0.7
Diversified Telecommunication Services	273,084	2.0
Electric Utilities	389,536	2.8
Electrical Equipment	17,591	0.1
Food & Staples Retailing	604,299	4.3
Food Products	318,678	2.3
Gas Utilities	57,972	0.4
Health Care Equipment & Supplies	58,692	0.4
Health Care Providers & Services	32,759	0.2
Hotels, Restaurants & Leisure	123,971	0.9
Household Products	32,437	0.2
Independent Power Producers & Energy Traders	88,761	0.6
Industrial Conglomerates	191,641	1.4
Insurance	195,946	1.4
Internet Software & Services	325,272	2.3
IT Services	397,460	2.8
Media	345,623	2.5
Metals & Mining	1,137,286	8.1
Multiline Retail	117,016	0.8
Oil, Gas & Consumable Fuels	3,577,806	25.6
Pharmaceuticals	177,963	1.3
Software	12,499	0.1
Thrifts & Mortgage Finance	171,996	1.2
Tobacco	115,661	0.8
Transportation Infrastructure	20,093	0.1
Wireless Telecommunication Services	1,433,334	10.3
Total Investments	13,942,596	99.7
Other Assets in Excess of Liabilities	43,202	0.3
Net Assets	$13,985,798	100.0%

The accompanying notes are an integral part of these financial statements.

52 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Basic Materials GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—101.5%
Brazil—18.9%
Companhia Siderurgica Nacional SA ADR	6,662	$63,023
Gerdau SA Preference Shares ADR	6,913	66,572
Vale SA Preference A Shares ADR	7,518	170,583
Total Brazil		300,178
Chile—3.0%
Empresas CMPC SA	11,231	48,143
China—15.8%
Aluminum Corp. of China, Ltd. Class H ADR	1,713	20,333
China Coal Energy Co., Ltd. Class H	37,000	41,508
China Shenhua Energy Co., Ltd. Class H	22,000	92,800
Jiangxi Copper Co., Ltd. Class H	13,000	29,905
Yanzhou Coal Mining Co., Ltd. Class H ADR	1,776	38,379
Zijin Mining Group Co., Ltd. Class H	72,000	28,563
Total China		251,488
India—12.5%
Coal India, Ltd.	5,675	38,309
Hindalco Industries, Ltd.	12,316	31,283
Jindal Steel & Power, Ltd.	3,376	36,126
Steel Authority of India, Ltd.	7,814	14,456
Sterlite Industries India, Ltd. ADR	3,275	27,968
Tata Steel, Ltd.	5,505	50,976
Total India		199,118
Indonesia—3.1%
Bumi Resources Tbk PT	190,000	48,830
Malaysia—3.0%
Petronas Chemicals Group BHD	21,500	47,302
Mexico—5.0%
Grupo Mexico SAB de CV Series B	25,431	80,201
Poland—3.4%
KGHM Polska Miedz SA	1,183	54,279

Russia—16.5%
Evraz PLC*	3,912	23,095
MMC Norilsk Nickel OJSC ADR	6,352	116,242
Novolipetsk Steel GDR	1,007	20,926
Severstal GDR	2,028	27,013
Uralkali OJSC GDR	1,995	75,231
Total Russia		262,507
South Africa—20.3%
Anglo American Platinum, Ltd.	533	37,086
AngloGold Ashanti, Ltd. ADR	2,482	91,635
Gold Fields, Ltd. ADR*	5,043	70,098
Impala Platinum Holdings, Ltd.	4,000	78,754
Kumba Iron Ore, Ltd.	653	44,760
Total South Africa		322,333
TOTAL INVESTMENTS IN SECURITIES—101.5%
(Cost: $1,874,897)		1,614,379
Liabilities in Excess of Other Assets—(1.5)%		(24,379)
Net Assets—100.0%		$1,590,000

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Chemicals	$122,533	7.7%
Metals & Mining	1,183,877	74.5
Oil, Gas & Consumable Fuels	259,826	16.3
Paper & Forest Products	48,143	3.0
Total Investments	1,614,379	101.5
Liabilities in Excess of Other Assets	(24,379)	(1.5)
Net Assets	$1,590,000	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 53

Schedule of Investments (Consolidated)†

EGShares Consumer Goods GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—102.1%
Brazil—17.8%
BRF—Brasil Foods SA ADR	3,375	$67,534
Companhia de Bebidas das Americas Preference
Shares ADR	2,800	115,696
Gafisa SA ADR	2,800	13,216
Total Brazil		196,446
China—9.6%
China Agri-Industries Holdings, Ltd.	22,000	14,508
Dongfeng Motor Group Co., Ltd. Class H	24,000	43,338
Great Wall Motor Co., Ltd. Class H	12,500	24,311
Guangzhou Automobile Group Co., Ltd. Class H	24,000	23,802
Total China		105,959
Colombia—2.5%
Grupo Nutresa SA	2,302	27,759
India—18.6%
Bajaj Auto, Ltd.	1,235	40,697
Hero MotoCorp, Ltd.	767	30,943
Hindustan Unilever, Ltd.	6,505	52,358
ITC, Ltd.	15,714	69,987
United Spirits, Ltd.	1,015	12,075
Total India		206,060
Indonesia—14.2%
Astra International Tbk PT	10,000	80,873
Gudang Garam Tbk PT	5,000	30,102
Indofood Sukses Makmur Tbk PT	38,500	20,420
Unilever Indonesia Tbk PT	11,500	25,153
Total Indonesia		156,548
Malaysia—11.3%
British American Tobacco Malaysia BHD	1,600	29,572
IOI Corp. BHD	22,300	38,871
Kuala Lumpur Kepong BHD	3,800	30,514
PPB Group BHD	4,700	25,928
Total Malaysia		124,885
Mexico—16.8%
Coca-Cola Femsa SAB de CV ADR	255	27,007
Fomento Economico Mexicano SAB de CV ADR	883	72,645
Grupo Bimbo SAB de CV Series A	19,000	44,287
Grupo Modelo SAB de CV Series C	2,800	19,606
Kimberly-Clark de Mexico SAB de CV Class A	9,900	21,955
Total Mexico		185,500
Philippines—1.9%
San Miguel Corp.	7,940	21,027
South Africa—3.9%
Tiger Brands, Ltd.	1,218	42,720
Thailand—3.0%
Charoen Pokphand Foods Public Co., Ltd.	27,300	32,963
Turkey—2.5%
Anadolu Efes Biracilik ve Malt Sanayii AS	1,950	27,234
TOTAL INVESTMENTS IN SECURITIES—102.1%
(Cost: $1,006,986)		1,127,101
Liabilities in Excess of Other Assets—(2.1)%		(22,922)
Net Assets—100.0%		$1,104,179

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Automobiles	$243,964	22.1%
Beverages	295,288	26.8
Food Products	345,506	31.3
Household Durables	13,216	1.2
Household Products	99,466	9.0
Tobacco	129,661	11.7
Total Investments	1,127,101	102.1
Liabilities in Excess of Other Assets	(22,922)	(2.1)
Net Assets	$1,104,179	100.0%

The accompanying notes are an integral part of these financial statements.

54 EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Consumer Services GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—104.2%
Brazil—5.7%
Companhia Brasileira de Distribuicao Grupo Pao
de Acucar Preference Shares ADR	914	$43,524
Tam SA Preference Shares ADR	629	15,807
Total Brazil		59,331
Chile—16.0%
Cencosud SA	10,223	67,730
Lan Airlines SA ADR	1,179	34,297
S.A.C.I. Falabella	6,759	65,300
Total Chile		167,327
China—8.6%
Air China, Ltd. Class H	18,000	12,473
China Resources Enterprise, Ltd.	8,000	27,924
Ctrip.com International, Ltd. ADR*	1,063	23,003
New Oriental Education & Technology Group, Ltd. ADR*	964	26,471
Total China		89,871
Colombia—2.4%
Almacenes Exito SA	1,694	24,483
Malaysia—8.9%
AirAsia BHD	14,500	16,329
Genting BHD	13,800	48,831
Genting Malaysia BHD	21,600	27,639
Total Malaysia		92,799
Mexico—22.6%
Grupo Elektra SA de CV	530	49,482
Grupo Televisa SAB ADR	3,541	74,644
TV Azteca SAB de CV Series CPO	17,000	10,656
Wal-Mart de Mexico SAB de CV Series V	30,200	101,205
Total Mexico		235,987
Philippines—2.4%
SM Investments Corp.	1,620	24,903
Russia—5.7%
Magnit OJSC GDR	1,582	46,099
X5 Retail Group NV GDR*	590	13,535
Total Russia		59,634
South Africa—25.8%
Massmart Holdings, Ltd.	756	15,952
Naspers, Ltd. N Shares	2,022	113,555
Pick n Pay Stores, Ltd.	1,474	8,355
Shoprite Holdings, Ltd.	2,430	43,473
Steinhoff International Holdings, Ltd.	7,787	27,903
Truworths International, Ltd.	2,704	28,454
Woolworths Holdings, Ltd.	4,974	31,207
Total South Africa		268,899
Thailand—3.3%
CP ALL PCL	16,200	34,395
Turkey—2.8%
BIM Birlesik Magazalar AS	772	29,228
TOTAL INVESTMENTS IN SECURITIES—104.2%
(Cost: $1,064,220)		1,086,857
Liabilities in Excess of Other Assets—(4.2)%		(43,318)
Net Assets—100.0%		$1,043,539

*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Airlines	$78,906	7.6%
Diversified Consumer Services	26,471	2.5
Food & Staples Retailing	455,903	43.7
Hotels, Restaurants & Leisure	99,473	9.5
Household Durables	27,903	2.7
Industrial Conglomerates	24,903	2.4
Media	198,855	19.1
Multiline Retail	96,507	9.2
Specialty Retail	77,936	7.5
Total Investments	1,086,857	104.2
Liabilities in Excess of Other Assets	(43,318)	(4.2)
Net Assets	$1,043,539	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 55

Schedule of Investments (Consolidated)†

EGShares Energy GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.0%
Brazil—7.1%
Petroleo Brasileiro SA ADR	30,163	$801,129
Chile—3.2%
Empresas Copec SA	21,548	359,798
China—19.9%
China Oilfield Services, Ltd. Class H	79,655	114,291
China Petroleum & Chemical Corp. Class H	456,066	496,950
CNOOC, Ltd.	320,800	659,450
Kunlun Energy Co., Ltd.	131,340	236,832
PetroChina Co., Ltd. Class H	471,000	666,097
Suntech Power Holdings Co., Ltd. ADR*	20,154	61,671
Total China		2,235,291
Colombia—3.9%
Ecopetrol SA ADR	7,111	434,411
Hungary—1.7%
MOL Hungarian Oil and Gas PLC*	2,296	190,746
India—14.4%
Bharat Petroleum Corp., Ltd.	11,942	164,145
Cairn India, Ltd.*	30,221	198,072
GAIL India, Ltd.	28,210	208,343
Indian Oil Corp., Ltd.	32,951	169,913
Oil & Natural Gas Corp., Ltd.	77,427	407,843
Reliance Industries, Ltd. GDR 144A	16,089	468,994
Total India		1,617,310
Poland—2.8%
Polski Koncern Naftowy Orlen SA*	16,846	201,744
Polskie Gornictwo Naftowe i Gazownictwo SA	84,636	109,635
Total Poland		311,379
Russia—35.0%
Gazprom Neft JSC ADR	4,931	131,608
Gazprom OAO ADR	91,778	1,119,692
LUKOIL OAO ADR	12,227	736,065
NovaTek OAO GDR	3,828	518,694
Rosneft Oil Co. OJSC GDR	55,544	393,252
Surgutneftegas ADR	69,085	675,651
Tatneft ADR	8,503	346,923
Total Russia		3,921,885
South Africa—4.2%
Sasol, Ltd.	9,793	472,771
Thailand—6.1%
PTT Exploration & Production PCL	39,465	223,230
PTT PCL	27,189	311,991
Thai Oil PCL	62,186	146,142
Total Thailand		681,363
Turkey—1.7%
Tupras-Turkiye Petrol Rafinerileri AS	7,607	194,132
TOTAL INVESTMENTS IN SECURITIES—100.0%
(Cost: $12,388,700)		11,220,215
Liabilities in Excess of Other Assets—(0.0)%**		(3,428)
Net Assets—100.0%		$11,216,787

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
**	Greater than (0.05)%
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
144A	Series 144A securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, Series 144A securities are deemed to be liquid.
Summary by Industry	Value	% of Net Assets
Energy Equipment & Services	$114,291	1.0%
Gas Utilities	208,343	1.9
Industrial Conglomerates	359,798	3.2
Oil, Gas & Consumable Fuels	10,476,112	93.4
Semiconductors & Semiconductor Equipment	61,671	0.5
Total Investments	11,220,215	100.0
Liabilities in Excess of Other Assets	(3,428)	(0.0)**
Net Assets	$11,216,787	100.0%

The accompanying notes are an integral part of these financial statements.

56 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Financials GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.2%
Brazil—17.6%
Banco Bradesco SA Preference Shares ADR	16,778	$293,615
Banco Santander Brasil SA ADS	5,021	46,043
Itau Unibanco Holding SA Preference Shares ADR	19,124	366,989
Total Brazil		706,647
China—39.5%
Agricultural Bank of China, Ltd. Class H	211,000	90,498
Bank of China, Ltd. Class H	453,079	182,656
Bank of Communications Co., Ltd. Class H	59,580	45,046
BOC Hong Kong Holdings, Ltd.	34,700	95,867
China Construction Bank Corp. Class H	466,100	360,201
China Life Insurance Co., Ltd. Class H	66,060	171,446
China Merchants Bank Co., Ltd. Class H	37,275	76,240
China Overseas Land & Investment, Ltd.	32,000	60,835
Industrial and Commercial Bank of China, Ltd. Class H	609,240	393,134
Ping An Insurance Group Co. of China, Ltd. Class H	14,800	111,896
Total China		1,587,819
India—12.6%
HDFC Bank, Ltd. ADR	4,605	157,030
Housing Development Finance Corp., Ltd.	12,991	171,692
ICICI Bank, Ltd. ADR	3,785	131,983
State Bank of India GDR	581	47,787
Total India		508,492
Indonesia—2.5%
Bank Central Asia Tbk PT	116,500	101,925
Malaysia—4.5%
CIMB Group Holdings BHD	40,100	100,659
Malayan Banking BHD	28,500	82,518
Total Malaysia		183,177
Poland—2.9%
Bank Pekao SA	1,059	52,631
Powszechna Kasa Oszczednosci Bank Polski SA	6,002	64,662
Total Poland		117,293
Russia—7.3%
Sberbank of Russia ADR*	18,636	239,286
VTB Bank OJSC GDR	11,846	53,426
Total Russia		292,712
South Africa—9.5%
ABSA Group, Ltd.	3,156	64,152
FirstRand, Ltd.	23,267	71,851
Sanlam, Ltd.	16,821	72,724
Standard Bank Group, Ltd.	11,869	172,223
Total South Africa		380,950
Turkey—3.8%
Akbank TAS*	16,604	65,192
Turkiye Garanti Bankasi AS	22,008	87,148
Total Turkey		152,340
TOTAL INVESTMENTS IN SECURITIES—100.2%
(Cost: $4,543,803)		4,031,355
Liabilities in Excess of Other Assets—(0.2)%		(9,715)
Net Assets—100.0%		$4,021,640

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
ADS	American Depositary Shares
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Commercial Banks	$3,370,911	83.8%
Diversified Financial Services	71,851	1.8
Insurance	356,066	8.8
Real Estate Management & Development	60,835	1.5
Thrifts & Mortgage Finance	171,692	4.3
Total Investments	4,031,355	100.2
Liabilities in Excess of Other Assets	(9,715)	(0.2)
Net Assets	$4,021,640	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 57

Schedule of Investments (Consolidated)†

EGShares Health Care GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—101.4%
Chile—1.4%
Banmedica SA	14,396	$25,805
China—19.6%
China Pharmaceutical Group, Ltd.	28,000	6,419
Mindray Medical International, Ltd. ADR	3,623	119,450
Shandong Weigao Group Medical Polymer Co., Ltd.
Class H	60,000	68,547
Shanghai Pharmaceuticals Holding Co., Ltd. Class H*	26,500	42,460
Sinopharm Group Co. Class H	32,400	90,557
WuXi PharmaTech Cayman, Inc. ADR*	3,243	46,699
Total China		374,132
Hungary—5.3%
EGIS Pharmaceuticals PLC	159	10,517
Richter Gedeon Nyrt	532	90,965
Total Hungary		101,482
India—37.1%
Apollo Hospitals Enterprise, Ltd.	4,559	57,165
Aurobindo Pharma, Ltd.	5,292	12,361
Biocon, Ltd.	4,572	21,449
Cipla, Ltd.	20,859	124,921
Divi’s Laboratories, Ltd.	2,628	39,517
Dr. Reddy’s Laboratories, Ltd. ADR	4,765	164,678
Glenmark Pharmaceuticals, Ltd.	6,748	40,982
Piramal Healthcare, Ltd.	3,333	30,841
Ranbaxy Laboratories, Ltd.	6,465	59,568
Sun Pharmaceutical Industries, Ltd.	14,073	157,442
Total India		708,924
Indonesia—3.6%
Kalbe Farma Tbk PT	177,000	68,717
Malaysia—1.2%
Top Glove Corp. BHD	15,700	23,062
Mexico—1.9%
Genomma Lab Internacional SAB de CV Class B*	20,400	37,263
Russia—3.0%
Pharmstandard OJSC GDR*	3,192	56,626
South Africa—25.2%
Adcock Ingram Holdings, Ltd.*	6,556	50,144
Aspen Pharmacare Holdings, Ltd.*	13,450	207,712
Life Healthcare Group Holdings, Ltd.	17,512	57,046
Mediclinic International, Ltd.	16,592	81,073
Netcare, Ltd.	45,735	84,801
Total South Africa		480,776
Thailand—3.1%
Bangkok Dusit Medical Services PCL	12,000	33,744
Bumrungrad Hospital PCL	14,500	25,146
Total Thailand		58,890
TOTAL INVESTMENTS IN SECURITIES—101.4%
(Cost: $1,933,186)		1,935,677
Liabilities in Excess of Other Assets—(1.4)%		(26,975)
Net Assets—100.0%		$1,908,702

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Biotechnology	$21,449	1.1%
Health Care Equipment & Supplies	211,059	11.1
Health Care Providers & Services	497,796	26.1
Life Sciences Tools & Services	86,216	4.5
Pharmaceuticals	1,119,157	58.6
Total Investments	1,935,677	101.4
Liabilities in Excess of Other Assets	(26,975)	(1.4)
Net Assets	$1,908,702	100.0%

The accompanying notes are an integral part of these financial statements.

58 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Industrials GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—101.3%
Brazil—3.7%
Embraer SA ADR	2,165	$69,237
China—25.5%
Anhui Conch Cement Co., Ltd. Class H	16,500	52,280
Beijing Enterprises Holdings, Ltd.	7,500	45,740
BYD Co., Ltd. Class H*	13,000	36,334
China Communications Construction Co., Ltd. Class H	73,000	73,244
China COSCO Holdings Co., Ltd. Class H	42,500	26,877
China Merchants Holdings International Co., Ltd.	16,000	53,581
China National Building Material Co., Ltd. Class H	46,000	58,004
China Railway Construction Corp., Ltd. Class H	51,000	31,727
China Railway Group, Ltd. Class H	101,000	32,392
Citic Pacific, Ltd.	19,000	32,009
Weichai Power Co., Ltd. Class H	8,000	37,352
Total China		479,540
Colombia—2.8%
Inversiones Argos SA	5,629	53,401
Egypt—3.0%
Orascom Construction Industries	1,314	56,604
India—30.6%
Adani Enterprises, Ltd.	4,969	29,734
Ambuja Cements, Ltd.	15,799	53,403
Bharat Heavy Electricals, Ltd.	11,131	56,185
Jaiprakash Associates, Ltd.	24,711	39,629
Larsen & Toubro, Ltd.	6,917	177,728
Mahindra & Mahindra, Ltd.	6,622	91,014
Tata Motors, Ltd. ADR	4,668	125,896
Total India		573,589
Indonesia—8.9%
Semen Gresik Persero Tbk PT	56,000	75,022
United Tractors Tbk PT	25,500	92,028
Total Indonesia		167,050
Malaysia—7.1%
MISC BHD	17,900	31,435
Sime Darby BHD	32,100	102,058
Total Malaysia		133,493
Mexico—8.2%
Cemex SAB de CV ADR*	14,878	115,453
Grupo Carso SAB de CV Series A1	12,500	39,128
Total Mexico		154,581
South Africa—8.6%
Bidvest Group, Ltd.	4,072	95,372
Imperial Holdings, Ltd.	3,238	65,397
Total South Africa		160,769
Thailand—2.9%
Siam Cement PCL	4,700	54,084
TOTAL INVESTMENTS IN SECURITIES—101.3%
(Cost: $1,957,706)		1,902,348
Liabilities in Excess of Other Assets—(1.3)%		(24,597)
Net Assets—100.0%		$1,877,751

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Aerospace & Defense	$69,237	3.7%
Automobiles	253,245	13.5
Construction & Engineering	371,696	19.8
Construction Materials	461,646	24.6
Distributors	65,397	3.5
Electrical Equipment	56,185	3.0
Industrial Conglomerates	353,936	18.8
Machinery	129,379	6.9
Marine	58,312	3.1
Trading Companies & Distributors	29,734	1.6
Transportation Infrastructure	53,581	2.8
Total Investments	1,902,348	101.3
Liabilities in Excess of Other Assets	(24,597)	(1.3)
Net Assets	$1,877,751	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 59

Schedule of Investments (Consolidated)†

EGShares Technology GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—101.6%
Chile—3.1%
Sonda SA	19,782	$58,963
China—46.7%
AsiaInfo-Linkage, Inc.*	4,010	50,526
Baidu, Inc. ADR*	1,204	175,507
China Communications Services Corp., Ltd. Class H	116,000	56,028
Lenovo Group, Ltd.	122,000	109,838
NetEase.com, Inc. ADR*	1,785	103,708
SINA Corp.*	1,468	95,420
Sohu.com, Inc.*	1,371	75,638
Spreadtrum Communications, Inc. ADR	3,055	50,408
TCL Communication Technology Holdings, Ltd.	49,000	21,900
Travelsky Technology, Ltd. Class H	68,000	35,647
VanceInfo Technologies, Inc. ADR*	3,607	43,428
ZTE Corp. Class H	23,800	64,067
Total China		882,115
India—40.6%
3i Infotech, Ltd.	64,965	19,702
Financial Technologies India, Ltd.	2,387	32,060
GTL, Ltd.*	25,767	21,041
Infosys, Ltd. ADR	3,360	191,621
Mphasis, Ltd.	6,184	49,174
Oracle Financial Sevices Software, Ltd.*	1,020	52,463
Patni Computer Systems, Ltd. ADR*	2,158	40,743
Rolta India, Ltd.	16,212	29,881
Satyam Computer Services, Ltd.*	37,587	59,466
Sterling International Enterprises, Ltd.*	66,112	12,263
Tata Consultancy Services, Ltd.	5,432	124,623
Tech Mahindra, Ltd.	2,684	37,972
Wipro, Ltd. ADR	8,649	95,139
Total India		766,148
Poland—3.2%
Asseco Poland SA	3,781	60,434
Russia—3.7%
Mail.ru Group, Ltd. GDR*	1,783	70,339
South Africa—2.7%
DataTec, Ltd.	8,853	50,756
Turkey—1.6%
Aselsan Elektronik Sanayi Ve Ticaret AS	5,152	30,631
TOTAL INVESTMENTS IN SECURITIES—101.6%
(Cost: $1,916,685)		1,919,386
Liabilities in Excess of Other Assets—(1.6)%		(30,986)
Net Assets—100.0%		$1,888,400
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Aerospace & Defense	$30,631	1.6%
Communications Equipment	85,967	4.5
Computers & Peripherals	109,838	5.8
Diversified Telecommunication Services	56,028	3.0
Electronic Equipment, Instruments & Components	50,756	2.7
Energy Equipment & Services	12,263	0.6
Internet Software & Services	520,613	27.6
IT Services	744,269	39.4
Semiconductors & Semiconductor Equipment	50,408	2.7
Software	258,613	13.7
Total Investments	1,919,386	101.6
Liabilities in Excess of Other Assets	(30,986)	(1.6)
Net Assets	$1,888,400	100.0%

The accompanying notes are an integral part of these financial statements.

60 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Telecom GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.2%
Brazil—12.1%
Oi SA ADR	2,749	$43,709
Tele Norte Leste Participacoes SA Preference Shares ADR 6,434		73,026
Telefonica Brasil SA Preference Shares ADR	4,425	135,538
Tim Participacoes SA ADR	3,518	113,491
Total Brazil		365,764
China—17.9%
China Mobile, Ltd.	28,000	308,166
China Telecom Corp., Ltd. Class H	216,000	119,629
China Unicom Hong Kong, Ltd. ADR	6,887	115,702
Total China		543,497
Egypt—1.7%
Orascom Telecom Holding SAE*	75,228	50,941
Hungary—1.3%
Magyar Telekom Telecommunications PLC	14,650	38,232
India—5.5%
Bharti Airtel, Ltd.	19,425	128,839
Reliance Communications, Ltd.	22,579	37,251
Total India		166,090
Indonesia—3.9%
Telekomunikasi Indonesia Tbk PT ADR	3,955	120,074
Malaysia—11.5%
Axiata Group BHD	59,600	101,165
DiGi.Com BHD	62,300	82,565
Maxis BHD	44,400	88,264
Telekom Malaysia BHD	44,400	77,104
Total Malaysia		349,098
Mexico—10.7%
America Movil SAB de CV Series L ADR	11,662	289,567
Telefonos de Mexico SAB de CV Class L	44,400	35,214
Total Mexico		324,781
Morocco—2.2%
Maroc Telecom	4,212	68,334
Philippines—3.5%
Philippine Long Distance Telephone Co. ADR	1,697	105,536
Poland—2.7%
Telekomunikacja Polska SA	14,852	81,384
Russia—7.2%
Mobile TeleSystems ADR	7,524	137,990
VimpelCom, Ltd. ADR	7,307	81,546
Total Russia		219,536
South Africa—11.2%
MTN Group, Ltd.	11,752	206,756
Telkom South Africa, Ltd.	13,176	41,204
Vodacom Group, Ltd.	6,477	91,274
Total South Africa		339,234
Thailand—3.9%
Advanced Info Service PCL	19,700	117,498
Turkey—4.9%
Turk Telekomunikasyon AS	16,020	69,547
Turkcell Iletisim Hizmetleri AS ADR*	6,227	78,460
Total Turkey		148,007
TOTAL INVESTMENTS IN SECURITIES—100.2%
(Cost: $3,014,689)		3,038,006
Liabilities in Excess of Other Assets—(0.2)%		(6,333)
Net Assets—100.0%		$3,031,673
†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Diversified Telecommunication Services	$1,018,697	33.6%
Wireless Telecommunication Services	2,019,309	66.6
Total Investments	3,038,006	100.2
Liabilities in Excess of Other Assets	(6,333)	(0.2)
Net Assets	$3,031,673	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 61

Schedule of Investments (Consolidated)†

EGShares Utilities GEMS ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.8%
Brazil—30.8%
Centrais Eletricas Brasileiras SA ADR	10,270	$96,127
Companhia de Saneamento Basico do Estado de
Sao Paulo ADR	1,695	129,871
Companhia Energetica de Minas Gerais Preference
Shares ADR	10,731	255,183
Companhia Paranaense de Energia-Copel Preference
Shares ADR	3,010	70,765
CPFL Energia SA ADR	1,741	52,665
Ultrapar Participacoes SA ADR	11,643	252,537
Total Brazil		857,148
Chile—14.8%
Colbun SA	193,692	55,348
Companhia General de Electricidad SA	7,781	40,776
Empresa Nacional de Electricidad SA ADR	3,146	169,821
Enersis SA ADR	7,277	146,923
Total Chile		412,868
China—5.6%
China Resources Power Holdings Co., Ltd.	44,000	81,494
Datang International Power Generation Co., Ltd. Class H	84,000	29,644
Huaneng Power International, Inc. ADR	2,063	45,221
Total China		156,359
Colombia—2.4%
Interconexion Electrica SA ESP	10,492	66,006
Czech Republic—7.1%
CEZ AS	4,653	199,022
India—14.8%
NTPC, Ltd.	33,461	106,895
Petronet LNG, Ltd.	9,855	32,508
Power Grid Corp. of India, Ltd.	44,055	93,523
Reliance Infrastructure, Ltd.	4,065	46,858
Rural Electrification Corp., Ltd.	7,525	30,339
Tata Power Co., Ltd.	52,189	103,415
Total India		413,538
Indonesia—4.9%
Perusahaan Gas Negara PT	328,500	136,516
Malaysia—8.1%
Tenaga Nasional BHD	65,400	137,268
YTL Corp. BHD	87,600	51,185
YTL Power International BHD	59,400	35,871
Total Malaysia		224,324
Philippines—3.2%
Aboitiz Power Corp.	49,300	38,926
Manila Electric Co.	8,380	51,137
Total Philippines		90,063
Poland—4.9%
PGE SA	15,158	93,753
Tauron Polska Energia SA	26,824	43,692
Total Poland		137,445
Russia—4.2%
Federal Hydrogenerating Co. JSC ADR	31,957	117,154
TOTAL INVESTMENTS IN SECURITIES—100.8%
(Cost: $2,682,718)		2,810,443
Liabilities in Excess of Other Assets—(0.8)%		(22,308)
Net Assets—100.0%		$2,788,135

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Diversified Financial Services	$30,339	1.1%
Electric Utilities	1,614,268	57.9
Gas Utilities	136,516	4.9
Independent Power Producers & Energy Traders	527,349	18.9
Multi-Utilities	87,055	3.1
Oil, Gas & Consumable Fuels	285,045	10.2
Water Utilities	129,871	4.7
Total Investments	2,810,443	100.8
Liabilities in Excess of Other Assets	(22,308)	(0.8)
Net Assets	$2,788,135	100.0%

The accompanying notes are an integral part of these financial statements.

62 EGA Emerging Global Shares Trust

Schedule of Investments (Condolidated)†

EGShares Emerging Markets Metals & Mining ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—99.9%
Brazil—18.8%
Companhia Siderurgica Nacional SA ADR	58,217	$550,733
Gerdau SA Preference Shares ADR	66,899	644,237
Vale SA ADR	64,862	1,513,230
Total Brazil		2,708,200
China—16.2%
Aluminum Corp. of China, Ltd. Class H	385,564	185,730
China Coal Energy Co., Ltd. Class H	335,267	376,117
China Shenhua Energy Co., Ltd. Class H	212,019	894,336
Jiangxi Copper Co., Ltd. Class H	138,641	318,924
Yanzhou Coal Mining Co., Ltd. Class H	160,720	348,599
Zijin Mining Group Co., Ltd. Class H	514,900	204,262
Total China		2,327,968
India—15.5%
Coal India, Ltd.	56,731	382,958
Hindalco Industries, Ltd.	126,752	321,949
Jindal Steel & Power, Ltd.	35,850	383,622
JSW Steel Ltd.	11,755	166,467
Steel Authority of India, Ltd.	59,438	109,962
Sterlite Industries India, Ltd. ADR	38,858	331,847
Tata Steel, Ltd.	56,892	526,819
Total India		2,223,624
Indonesia—3.1%
Bumi Resources Tbk PT	1,716,090	441,034
Mexico—8.1%
Grupo Mexico SAB de CV Series B	237,661	749,503
Industrias Penoles SAB de CV	8,590	416,012
Total Mexico		1,165,515
Poland—3.6%
KGHM Polska Miedz SA	11,306	518,754
Russia—12.0%
Evraz PLC	40,143	236,992
MMC Norilsk Nickel OJSC ADR	58,015	1,061,675
Novolipetsk Steel GDR	9,057	188,205
Severstal GDR	17,317	230,662
Total Russia		1,717,534
South Africa—21.2%
Anglo American Platinum, Ltd.	5,249	365,229
AngloGold Ashanti, Ltd.	23,115	850,561
Gold Fields, Ltd.	49,721	680,262
Impala Platinum Holdings, Ltd.	37,427	736,880
Kumba Iron Ore, Ltd.	6,089	417,369
Total South Africa		3,050,301
Turkey—1.4%
Eregli Demir ve Celik Fabrikalari TAS	105,772	208,234
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $17,713,951)		14,361,164
Other Assets in Excess of Liabilities—0.1%		14,850
Net Assets—100.0%		$14,376,014

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Metals & Mining	$11,918,120	82.9%
Oil, Gas & Consumable Fuels	2,443,044	17.0
Total Investments	14,361,164	99.9
Other Assets in Excess of Liabilities	14,850	0.1
Net Assets	$14,376,014	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 63

Schedule of Investments (Consolidated)†

EGShares Emerging Markets Consumer ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—99.9%
Brazil—17.4%
BRF—Brasil Foods SA ADR	989,432	$19,798,534
Companhia Brasileira de Distribuicao Grupo
Pao de Acucar Preference Shares ADR	211,369	10,065,392
Companhia de Bebidas das Americas
Preference Shares ADR	973,260	40,215,103
Total Brazil		70,079,029
Chile—10.3%
Cencosud SA	2,417,487	16,016,377
Lan Airlines SA ADR	300,772	8,749,458
S.A.C.I. Falabella	1,706,368	16,485,511
Total Chile		41,251,346
China—5.1%
Ctrip.com International, Ltd. ADR*	246,295	5,329,824
Dongfeng Motor Group Co., Ltd. Class H	4,724,496	8,531,354
New Oriental Education & Technology Group, Ltd. ADR* 245,327		6,736,679
Total China		20,597,857
Colombia—1.3%
Grupo Nutresa SA	428,721	5,169,857
India—12.6%
Bajaj Auto, Ltd.	260,334	8,578,834
Hero Motorcorp, Ltd.	162,786	6,567,199
Hindustan Unilever, Ltd.	1,686,243	13,572,361
ITC, Ltd.	4,938,998	21,997,422
Total India		50,715,816
Indonesia—5.7%
Astra International Tbk PT	2,829,256	22,880,958
Malaysia—6.8%
Genting BHD	3,535,420	12,509,859
Genting Malaysia BHD	4,906,280	6,277,988
IOI Corp. BHD	4,868,720	8,486,687
Total Malaysia		27,274,534
Mexico—19.4%
Fomento Economico Mexicano SAB de CV Series UB	2,837,200	23,299,125
Grupo Bimbo SAB de CV Series A	4,195,300	9,778,826
Grupo Televisa SAB Series CPO	4,195,700	17,728,679
Wal-Mart de Mexico SAB de CV Series V	8,150,000	27,311,932
Total Mexico		78,118,562
Russia—3.9%
Magnit OJSC GDR	409,750	11,940,115
X5 Retail Group NV GDR*	169,195	3,881,333
Total Russia		15,821,448
South Africa—17.4%
Massmart Holdings, Ltd.	236,441	4,989,121
Naspers, Ltd. N Shares	542,665	30,475,874
Shoprite Holdings, Ltd.	590,750	10,568,694
Steinhoff International Holdings, Ltd.*	1,814,215	6,500,826
Tiger Brands, Ltd.	276,569	9,700,483
Truworths International, Ltd.	743,023	7,818,900
Total South Africa		70,053,898
TOTAL INVESTMENTS IN SECURITIES—99.9%
(Cost: $368,246,628)		401,963,305
Other Assets in Excess of Liabilities—0.1%		502,742
Net Assets—100.0%		$402,466,047

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
ADR	American Depositary Receipts
GDR	Global Depositary Receipts
Summary by Industry	Value	% of Net Assets
Airlines	$8,749,458	2.2%
Automobiles	46,558,345	11.6
Beverages	63,514,228	15.8
Diversified Consumer Services	6,736,679	1.7
Food & Staples Retailing	84,772,964	21.0
Food Products	52,934,388	13.1
Hotels, Restaurants & Leisure	24,117,671	6.0
Household Durables	6,500,826	1.6
Household Products	13,572,361	3.4
Media	48,204,552	12.0
Multiline Retail	16,485,511	4.1
Specialty Retail	7,818,900	1.9
Tobacco	21,997,422	5.5
Total Investments	401,963,305	99.9
Other Assets in Excess of Liabilities	502,742	0.1
Net Assets	$402,466,047	100.0%

The accompanying notes are an integral part of these financial statements.

64 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares India Infrastructure ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.0%
Automobiles—7.9%
Tata Motors, Ltd.	886,798	$4,791,268
Construction & Engineering—4.5%
IRB Infrastructure Developers, Ltd.	115,134	422,275
Larsen & Toubro, Ltd.	90,212	2,317,941
Total Construction & Engineering		2,740,216
Construction Materials—14.3%
ACC, Ltd.	109,920	2,933,178
Ambuja Cements, Ltd.	788,601	2,665,563
Ultra Tech Cement, Ltd.	104,784	3,115,136
Total Construction Materials		8,713,877
Electric Utilities—13.7%
Power Grid Corp. of India, Ltd.	1,534,335	3,257,205
Reliance Infrastructure, Ltd.	185,539	2,138,734
Tata Power Co., Ltd.	1,466,090	2,905,129
Total Electric Utilities		8,301,068
Electrical Equipment—4.5%
Bharat Heavy Electricals, Ltd.	449,649	2,269,649
Suzlon Energy, Ltd.*	956,415	474,030
Total Electrical Equipment		2,743,679
Gas Utilities—5.0%
GAIL India, Ltd.	352,606	2,604,142
Gujarat State Petronet, Ltd.	303,347	455,512
Total Gas Utilities		3,059,654
Independent Power Producers & Energy Traders—9.0%
GMR Infrastructure, Ltd.*	1,047,768	638,594
NTPC, Ltd.	842,786	2,692,382
Reliance Power, Ltd.*	915,867	2,106,072
Total Independent Power Producers & Energy Traders		5,437,048
Industrial Conglomerates—5.8%
Jaiprakash Associates, Ltd.	1,204,815	1,932,150
Siemens, Ltd.	107,563	1,603,574
Total Industrial Conglomerates		3,535,724
Machinery—2.1%
Cummins India, Ltd.	129,042	1,254,832
Metals & Mining—11.4%
Steel Authority of India, Ltd.	744,628	1,377,588
Sterlite Industries India, Ltd.	1,133,750	2,471,350
Tata Steel, Ltd.	329,130	3,047,739
Total Metals & Mining		6,896,677
Oil, Gas & Consumable Fuels—2.4%
Petronet LNG, Ltd.	445,254	1,468,739
Real Estate Management & Development—5.2%
DLF, Ltd.	456,926	1,809,497
Housing Development & Infrastructure, Ltd.*	253,967	426,976
Unitech, Ltd.*	1,614,608	911,178
Total Real Estate Management & Development		3,147,651
Transportation Infrastructure—2.2%
Adani Ports and Special Economic Zone, Ltd.	516,829	1,313,757
Wireless Telecommunication Services—12.0%
Bharti Airtel, Ltd.	376,038	2,494,126
Idea Cellular, Ltd.*	1,723,493	3,342,450
Reliance Communications, Ltd.	874,329	1,442,484
Total Wireless Telecommunication Services		7,279,060
TOTAL INVESTMENTS IN SECURITIES—100.0%
(Cost: $76,147,717)		60,683,250
Other Assets in Excess of Liabilities—0.0%**		19,388
Net Assets—100.0%		$60,702,638

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
**	Less than 0.05%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 65

Schedule of Investments

EGShares China Infrastructure ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—99.8%
Construction & Engineering—12.7%
China Communications Construction Co., Ltd. Class H	873,216	$876,140
China Railway Construction Corp., Ltd. Class H	467,003	290,523
China Railway Group, Ltd. Class H	1,250,377	401,010
Total Construction & Engineering		1,567,673
Construction Materials—12.4%
Anhui Conch Cement Co., Ltd. Class H	169,615	537,420
BBMG Corp. Class H	453,354	381,298
China National Building Material Co., Ltd. Class H	480,508	605,896
Total Construction Materials		1,524,614
Diversified Telecommunication Services—8.2%
China Telecom Corp., Ltd. Class H	942,458	521,969
China Unicom Hong Kong, Ltd.	284,885	482,881
Total Diversified Telecommunication Services		1,004,850
Electrical Equipment—4.4%
Dongfang Electric Corp., Ltd. Class H	70,984	172,066
Shanghai Electric Group Co., Ltd. Class H	720,559	366,590
Total Electrical Equipment		538,656
Energy Equipment & Services—4.6%
China Oilfield Services, Ltd. Class H	392,121	562,626
Independent Power Producers & Energy Traders—6.3%
China Longyuan Power Group Corp. Class H	516,699	431,913
Huaneng Power International, Inc. Class H	631,012	342,977
Total Independent Power Producers & Energy Traders		774,890
Machinery—13.0%
Changsha Zoomlion Heavy Industry Science and
Technology Development Co., Ltd. Class H	409,800	545,766
China Rongsheng Heavy Industries Group Holdings, Ltd.	935,500	247,009
CSR Corp., Ltd. Class H	605,155	413,102
Weichai Power Co., Ltd. Class H	84,418	394,146
Total Machinery		1,600,023
Metals & Mining—11.5%
Aluminum Corp. of China, Ltd. Class H	940,100	452,856
Angang Steel Co., Ltd. Class H	332,852	213,927
Jiangxi Copper Co., Ltd. Class H	245,424	564,564
Maanshan Iron & Steel Co., Ltd. Class H	619,019	180,189
Total Metals & Mining		1,411,536
Real Estate Management & Development—24.4%
Agile Property Holdings, Ltd.	359,798	415,223
Country Garden Holdings Co., Ltd.	887,000	340,451
Evergrande Real Estate Group, Ltd.	1,113,771	596,765
Guangzhou R&F Properties Co., Ltd. Class H	251,845	300,047
Longfor Properties Co., Ltd.	275,796	386,484
Renhe Commercial Holdings Co., Ltd.	2,332,604	162,237
Shimao Property Holdings, Ltd.	410,165	437,953
Soho China, Ltd.	507,000	367,647
Total Real Estate Management & Development		3,006,807
Transportation Infrastructure—2.3%
Jiangsu Expressway Co., Ltd. Class H	296,225	286,534
TOTAL INVESTMENTS IN SECURITIES—99.8%
(Cost: $15,698,070)		12,278,209
Other Assets in Excess of Liabilities—0.2%		24,894
Net Assets—100.0%		$12,303,103

The accompanying notes are an integral part of these financial statements.

66 EGA Emerging Global Shares Trust

Schedule of Investments

EGShares Brazil Infrastructure ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—98.8%
Aerospace & Defense—5.3%
Embraer SA	604,346	$4,790,245
Construction Materials—0.6%
Magnesita Refratarios SA*	134,948	505,232
Diversified Telecommunication Services—9.7%
Oi SA Preference Shares	483,300	2,564,460
Telecomunicacoes Brasileiras SA Preference Shares*	277,200	2,241,243
Telefonica Brasil SA	127,924	3,914,925
Total Diversified Telecommunication Services		8,720,628
Electric Utilities—12.3%
Centrais Eletricas Brasileiras SA	355,720	3,307,028
Companhia Energetica de Minas Gerais	140,130	2,869,734
CPFL Energia SA	320,780	4,821,459
Total Electric Utilities		10,998,221
Energy Equipment & Services—0.6%
OSX Brasil SA*	54,600	490,840
Independent Power Producers & Energy Traders—11.6%
AES Tiete SA	129,061	1,758,733
Companhia Energetica de Sao Paulo Preference
Shares Class B	229,990	4,625,518
Tractebel Energia SA	223,583	3,983,143
Total Independent Power Producers & Energy Traders		10,367,394
Machinery—7.4%
Marcopolo SA Preference Shares	406,261	2,066,602
Randon SA Implementos e Participacoes
Preference Shares	192,363	1,241,086
Weg SA	301,247	3,315,814
Total Machinery		6,623,502
Metals & Mining—12.4%
Companhia Siderurgica Nacional SA	398,400	3,747,489
Gerdau SA	527,750	4,122,369
Vale SA	139,854	3,267,323
Total Metals & Mining		11,137,181
Oil, Gas & Consumable Fuels—5.8%
Ultrapar Participacoes SA	238,616	5,199,247
Real Estate Management & Development—9.1%
BR Malls Participacoes SA	343,886	4,448,671
BR Properties SA	166,900	2,133,480
Multiplan Empreendimentos Imobiliarios SA	68,452	1,572,561
Total Real Estate Management & Development		8,154,712
Road & Rail—6.0%
All America Latina Logistica	685,120	3,421,281
Localiza Rent a Car SA	107,506	1,980,048
Total Road & Rail		5,401,329
Transportation Infrastructure—8.0%
CCR SA	577,928	4,679,053
Ecorodovias Infraestrutura e Logistica SA	153,600	1,349,673
Obrascon Huarte Lain Brasil SA	26,063	1,100,066
Total Transportation Infrastructure		7,128,792
Water Utilities—7.2%
Companhia de Saneamento Basico do Estado de
Sao Paulo	128,221	4,885,513
Companhia de Saneamento de Minas Gerais	65,832	1,550,984
Total Water Utilities		6,436,497
Wireless Telecommunication Services—2.8%
Tim Participacoes SA	396,437	2,520,786
TOTAL INVESTMENTS IN SECURITIES—98.8%
(Cost: $78,332,331)		88,474,606
Other Assets in Excess of Liabilities—1.2%		1,116,145
Net Assets—100.0%		$89,590,751
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 67

Schedule of Investments (Consolidated)†

EGShares India Small Cap ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS–99.8%
Auto Components–5.5%
Amtek Auto, Ltd.	133,078	$347,290
Apollo Tyres, Ltd.	235,996	368,968
Bharat Forge, Ltd.	117,516	738,267
Total Auto Components		1,454,525
Automobiles–0.5%
TVS Motor Co., Ltd.	164,986	132,779
Biotechnology–1.2%
Biocon, Ltd.	67,207	315,291
Building Products–1.0%
Sintex Industries, Ltd.	153,272	259,490
Chemicals–6.2%
Chambal Fertilizers & Chemicals, Ltd.	198,461	301,129
Godrej Industries, Ltd.	63,785	324,027
Nagarjuna Fertilizers & Chemicals, Ltd.**	582,385	191,480
Tata Chemicals, Ltd.	17,000	115,675
United Phosphorus, Ltd.	285,157	728,215
Total Chemicals		1,660,526
Commercial Banks–12.3%
Allahabad Bank	172,037	628,275
Dena Bank, Ltd.	119,102	210,524
Development Credit Bank, Ltd.*	172,766	152,605
Federal Bank, Ltd.	143,570	1,201,936
Oriental Bank of Commerce	107,986	535,532
UCO Bank	211,403	328,443
Vijaya Bank, Ltd.	196,866	225,867
Total Commercial Banks		3,283,182
Construction & Engineering–6.2%
IRB Infrastructure Developers, Ltd.	102,851	377,224
IVRCL, Ltd.	190,206	246,975
Lanco Infratech, Ltd.*	583,085	208,306
Praj Industries, Ltd.	106,576	167,777
Punj Lloyd, Ltd.	185,332	200,811
Voltas, Ltd.	198,178	436,657
Total Construction & Engineering		1,637,750
Construction Materials–1.2%
Century Textiles & Industries, Ltd.	44,521	322,339
Diversified Consumer Services–0.6%
Educomp Solutions, Ltd.	40,242	152,492
Diversified Financial Services–5.3%
IFCI, Ltd.	638,124	524,829
Indiabulls Financial Services, Ltd.	158,474	644,223
L&T Finance Holdings, Ltd.*	253,901	238,476
Total Diversified Financial Services		1,407,528
Electrical Equipment–5.3%
Alstom T&D India, Ltd.	52,620	194,181
Crompton Greaves, Ltd.	323,470	876,852
Suzlon Energy, Ltd.*	714,627	354,192
Total Electrical Equipment		1,425,225
Energy Equipment & Services–0.6%
Aban Offshore, Ltd.	17,669	150,158
Food Products–5.4%
Bajaj Hindusthan, Ltd.	344,410	210,249
Ruchi Soya Industries, Ltd.	140,955	252,471
Shree Renuka Sugars, Ltd.	360,764	223,420
Tata Global Beverages, Ltd.	346,638	764,448
Total Food Products		1,450,588
Gas Utilities–1.7%
Gujarat State Petronet, Ltd.	300,381	451,058
Health Care Providers & Services–3.8%
Apollo Hospitals Enterprise, Ltd.	80,235	1,006,068
Hotels, Restaurants & Leisure–2.4%
Cox & Kings, Ltd.	46,586	149,099
Jubilant Foodworks, Ltd.*	21,762	502,412
Total Hotels, Restaurants & Leisure		651,511
Household Durables–0.5%
TTK Prestige, Ltd.	2,222	128,433
Independent Power Producers & Energy Traders–0.8%
GVK Power & Infrastructure, Ltd.*	627,726	214,397
Industrial Conglomerates–1.7%
Max India, Ltd.*	139,264	462,254
IT Services–6.4%
Core Education & Technologies, Ltd.	54,676	302,384
Hexaware Technologies, Ltd.	179,652	412,764
Mphasis, Ltd.	72,829	579,116
Tech Mahindra, Ltd.	28,170	398,538
Total IT Services		1,692,802
Machinery–5.3%
ABG Shipyard, Ltd.	16,586	124,025
Ashok Leyland, Ltd.	1,045,619	622,918
Escorts, Ltd.	111,670	150,369
Pipavav Defence & Offshore Engineering Co., Ltd.*	326,438	512,612
Total Machinery		1,409,924
Media–1.1%
Dish TV India, Ltd.*	239,956	300,975
Metals & Mining–3.3%
Bhushan Steel, Ltd.	53,689	439,039
Orissa Minerals Development Co., Ltd.	251	167,966
Welspun Corp., Ltd.	102,143	269,868
Total Metals & Mining		876,873
Oil, Gas & Consumable Fuels–1.4%
Essar Oil, Ltd.*	145,967	153,717
Hindustan Oil Exploration Co., Ltd.*	60,576	133,233
Nagarjuna Oil Refinery, Ltd.*	582,385	73,163
Total Oil, Gas & Consumable Fuels		360,113
Pharmaceuticals–6.9%
Aurobindo Pharma, Ltd.	112,325	262,374
Glenmark Pharmaceuticals, Ltd.	119,644	726,624
Orchid Chemicals & Pharmaceuticals, Ltd.	43,145	156,506
Strides Arcolab, Ltd.	35,527	409,246
Wockhardt, Ltd.*	24,199	284,360
Total Pharmaceuticals		1,839,110

The accompanying notes are an integral part of these financial statements.

68 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)† (concluded)

EGShares India Small Cap ETF

March 31, 2012

Investments	Shares	Value

Real Estate Management & Development–6.0%
Delta Corp., Ltd.	111,414	$150,790
Housing Development & Infrastructure, Ltd.*	216,375	363,775
Indiabulls Real Estate, Ltd.	245,529	307,725
Parsvnath Developers, Ltd.*	113,773	125,509
Unitech, Ltd.*	1,166,283	658,173
Total Real Estate Management & Development		1,605,972
Software–1.2%
Financial Technologies India, Ltd.	24,597	330,366
Textiles, Apparel & Luxury Goods–6.0%
Alok Industries, Ltd.	516,076	199,056
Arvind, Ltd.*	136,780	221,232
Bata India, Ltd.	25,122	379,012
Bombay Dyeing & Manufacturing Co., Ltd.	16,482	187,709
Gitanjali Gems, Ltd.	35,286	224,447
Raymond, Ltd.	31,011	258,521
VIP Industries, Ltd.	59,933	117,466
Total Textiles, Apparel & Luxury Goods		1,587,443
TOTAL INVESTMENTS IN SECURITIES–99.8%
(Cost: $26,828,197)		$26,569,172
Other Assets in Excess of Liabilities–0.2%		47,020
Net Assets—100.0%		$26,616,192

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security
**	Fair valued security. When trading resumes, security is expected to be known as Kakinada Fertilizers Ltd. and increase to 640,623 shares.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 69

Schedule of Investments (Consolidated)†

EGShares India Consumer ETF

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.3%
Automobiles—20.2%
Bajaj Auto, Ltd.	2,646	$87,194
Hero Motorcorp, Ltd.	2,388	96,338
Mahindra & Mahindra, Ltd.	6,666	91,619
Tata Motors, Ltd.	17,788	96,107
TVS Motor Co., Ltd.	17,032	13,707
Total Automobiles		384,965
Beverages—9.6%
United Breweries, Ltd.	9,467	100,199
United Spirits, Ltd.	7,028	83,606
Total Beverages		183,805
Food Products—20.0%
GlaxoSmithKline Consumer Healthcare, Ltd.	1,855	100,908
McLeod Russel India, Ltd.	6,772	36,070
Nestle India, Ltd.	1,026	93,257
Ruchi Soya Industries, Ltd.	18,566	33,255
Shree Renuka Sugars, Ltd.	55,119	34,135
Tata Global Beverages, Ltd.	37,693	83,125
Total Food Products		380,750
Hotels, Restaurants & Leisure—8.5%
Cox & Kings, Ltd.	7,028	22,493
Indian Hotels Co., Ltd.	55,741	69,697
Jubilant Foodworks, Ltd.*	3,031	69,976
Total Hotels, Restaurants & Leisure		162,166
Household Durables—3.1%
TTK Prestige, Ltd.	207	11,964
Videocon Industries, Ltd.	13,874	46,678
Total Household Durables		58,642
Household Products—5.3%
Hindustan Unilever, Ltd.	12,545	100,973
Media—11.4%
Dish TV India, Ltd.*	36,750	46,095
Hathway Cable & Datacom, Ltd.*	5,618	18,190
Sun TV Network, Ltd.	13,813	82,466
Zee Entertainment Enterprises, Ltd.	28,262	70,315
Total Media		217,066
Multiline Retail—1.2%
Shoppers Stop, Ltd.	3,065	23,385
Personal Products—4.9%
Godrej Consumer Products, Ltd.	9,888	93,193
Textiles, Apparel & Luxury Goods—10.7%
Arvind, Ltd.*	17,397	28,138
Bata India, Ltd.	3,152	47,554
Raymond, Ltd.	3,761	31,353
Titan Industries, Ltd.	21,819	97,885
Total Textiles, Apparel & Luxury Goods		204,930
Tobacco—5.4%
ITC, Ltd.	23,233	103,476
TOTAL INVESTMENTS IN SECURITIES—100.3%
(Cost: $1,810,894)		1,913,351
Liabilities in Excess of Other Assets—(0.3)%		(4,990)
Net Assets—100.0%		$1,908,361

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
*	Non-income producing security

The accompanying notes are an integral part of these financial statements.

70 EGA Emerging Global Shares Trust

Schedule of Investments (Consolidated)†

EGShares Low Volatility Emerging Markets Dividend ETF

(formerly EGShares Emerging Markets High Income Low Beta ETF)

March 31, 2012

Investments	Shares	Value
COMMON STOCKS—100.1%
Brazil—16.2%
Centrais Eletricas Brasileiras SA Preference B
Shares ADR	154,614	$1,988,336
Companhia de Bebidas das Americas Preference
Shares ADR	36,815	1,521,196
Companhia Energetica de Minas Gerais Preference
Shares ADR	79,288	1,885,469
Companhia Paranaense de Energia-Copel Preference
Shares ADR	55,051	1,294,249
Telefonica Brasil SA Preference Shares ADR	94,545	2,895,913
Total Brazil		9,585,163
China—16.8%
Anta Sports Products, Ltd.	2,373,000	2,475,696
Huaneng Power International, Inc. Class H	2,838,000	1,542,550
Jiangsu Expressway Co., Ltd. Class H	1,878,000	1,816,561
Renhe Commercial Holdings Co., Ltd.	24,934,000	1,734,204
Zhejiang Expressway Co., Ltd. Class H	3,176,000	2,372,591
Total China		9,941,602
Czech Republic—4.1%
CEZ AS	56,798	2,429,970
Hungary—5.1%
Magyar Telekom Telecommunications PLC	1,154,509	3,012,941
India—3.5%
Indian Oil Corp., Ltd.	217,025	1,119,098
Oil & Natural Gas Corp., Ltd.	185,120	975,110
Total India		2,094,208
Indonesia—2.6%
Telekomunikasi Indonesia Tbk PT ADR	49,998	1,517,939
Malaysia—5.0%
DiGi.com BHD	1,272,400	1,686,288
Public Bank BHD	294,400	1,310,794
Total Malaysia		2,997,082
Mexico—3.8%
Kimberly-Clark de Mexico SAB de CV Class A	1,029,600	2,283,356
Philippines—2.9%
Philippine Long Distance Telephone Co. ADR	27,276	1,696,294
Poland—5.0%
Telekomunikacja Polska SA	536,454	2,939,592
Russia—3.4%
Mobile TeleSystems ADR	109,042	1,999,830
South Africa—14.8%
Aveng, Ltd.	335,402	1,708,356
JD Group, Ltd.	278,840	1,798,487
Pretoria Portland Cement Co., Ltd.	419,181	1,791,523
Reunert, Ltd.	200,044	1,824,613
Sanlam, Ltd.	382,112	1,652,016
Total South Africa		8,774,995
Thailand—16.9%
Major Cineplex Group PCL	5,524,666	3,223,468
Quality Houses Co., Ltd. PCL	48,204,059	2,812,554
Samart Corp. PCL	7,270,489	2,168,185
Total Access Communication PCL	691,872	1,839,012
Total Thailand		10,043,219
TOTAL INVESTMENTS IN SECURITIES—100.1%
(Cost: $58,086,070)		59,316,191
Liabilities in Excess of Other Assets—(0.1)%		(61,286)
Net Assets—100.0%		$59,254,905

†	The Consolidated Schedule of Investments includes the accounts of the wholly owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. See Note 2 of the Notes to Financial Statements.
ADR	American Depositary Receipts
Summary by Industry	Value	% of Net Assets
Beverages	$1,521,196	2.6%
Commercial Banks	1,310,794	2.2
Construction & Engineering	1,708,356	2.9
Construction Materials	1,791,524	3.0
Diversified Telecommunication Services	10,366,385	17.5
Electric Utilities	7,598,024	12.8
Electronic Equipment, Instruments & Components	2,168,185	3.7
Household Products	2,283,356	3.8
Independent Power Producers & Energy Traders	1,542,550	2.6
Industrial Conglomerates	1,824,613	3.1
Insurance	1,652,016	2.8
Media	3,223,468	5.4
Oil, Gas & Consumable Fuels	2,094,208	3.5
Real Estate Management & Development	4,546,758	7.7
Specialty Retail	1,798,487	3.0
Textiles, Apparel & Luxury Goods	2,475,695	4.2
Transportation Infrastructure	4,189,152	7.1
Wireless Telecommunication Services	7,221,424	12.2
Total Investments	59,316,191	100.1
Liabilities in Excess of Other Assets	(61,286)	(0.1)
Net Assets	$59,254,905	100.0%

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 71

Statements of Assets and Liabilities

EGA Emerging Global Shares Trust

March 31, 2012

	EGShares GEMS Composite ETF (Consolidated)	EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Consumer Goods GEMS ETF (Consolidated)	EGShares Consumer Services GEMS ETF
ASSETS:
Cost of Investments:	$14,793,350	$1,874,897	$1,006,986	$1,064,220
Investments at value	13,942,596	1,614,379	1,127,101	1,086,857
Cash	35,932	4,247	2,888	3,246
Foreign cash*	7,600	2,869	1,138	7
Restricted cash†	—	—	—	—
Receivables:
Capital shares sold	—	—	—	—
Dividends and interest	39,413	—	1,687	83
Due from broker	—	—	—	—
Due from sub-adviser	2,260	—	—	—
Investment securities sold	—	—	—	—
Prepaid offering expenses	—	—	—	1,697
Prepaid expense and other assets	4,089	3,779	3,773	4,061
Total Assets	14,031,890	1,625,274	1,136,587	1,095,951

LIABILITIES:
Payables:
Accrued investment advisory fees	405	131	133	161
Accrued sub-advisory fees	—	8,982	5,419	31,573
Accrued trustee fees	231	11	12	7
Capital shares payable	—	—	—	—
Due to broker	—	—	—	—
Investment securities purchased	—	—	—	—
Accrued expenses and other liabilities	45,456	26,150	26,844	20,671
Total Liabilities	46,092	35,274	32,408	52,412
NET ASSETS	$13,985,798	$1,590,000	$1,104,179	$1,043,539

NET ASSETS:
Paid-in capital	$16,096,371	$1,881,650	$999,847	$1,042,903
Undistributed (accumulated) net investment income (loss)	(19,886)	4,500	3,470	(1,061)
Accumulated net realized loss on investments and foreign currency transactions	(1,240,197)	(35,662)	(19,273)	(20,940)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(850,490)	(260,488)	120,135	22,637
NET ASSETS	$13,985,798	$1,590,000	$1,104,179	$1,043,539
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	600,000	100,000	50,000	50,000
Net asset value per share	$23.31	$15.90	$22.08	$20.87

* Cost of foreign cash:	$7,413	$2,839	$1,118	$7
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.
	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)
ASSETS:
Cost of Investments:	$12,388,700	$4,543,803	$1,933,186	$1,957,706	$1,916,685	$3,014,689
Investments at value	11,220,215	4,031,355	1,935,677	1,902,348	1,919,386	3,038,006
Cash	8,831	8,462	446	323,870	515	6,090
Foreign cash*	1,335	3,553	500	29,897	—	19,674
Restricted cash†	—	384,228	—	981,372	—	116,098
Receivables:
Capital shares sold	—	—	—	436	—	—
Dividends and interest	20,858	4,807	1,964	906	—	19,080
Due from broker	—	263,029	—	—	—	112,236
Due from sub-adviser	7,003	12,605	—	—	—	—
Investment securities sold	—	—	—	79,417	—	—
Prepaid offering expenses	—	—	—	—	—	—
Prepaid expense and other assets	4,334	3,875	3,773	3,773	3,773	3,773
Total Assets	11,262,576	4,711,914	1,942,360	3,322,019	1,923,674	3,314,957

LIABILITIES:
Payables:
Accrued investment advisory fees	402	274	144	218	225	230
Accrued sub-advisory fees	—	—	6,447	7,049	8,437	9,621
Accrued trustee fees	213	37	18	20	18	16
Capital shares payable	—	—	—	428,944	—	—
Due to broker	—	384,228	—	981,372	—	116,098
Investment securities purchased	—	263,029	—	—	—	130,982
Accrued expenses and other liabilities	45,174	42,706	27,049	26,665	26,594	26,337
Total Liabilities	45,789	690,274	33,658	1,444,268	35,274	283,284
NET ASSETS	$11,216,787	$4,021,640	$1,908,702	$1,877,751	$1,888,400	$3,031,673

NET ASSETS:
Paid-in capital	$13,462,297	$4,598,791	$1,935,127	$2,050,208	$1,945,935	$3,003,988
Undistributed (accumulated) net investment income (loss)	(41,545)	(15,553)	2,153	(637)	—	15,242
Accumulated net realized loss on investments and foreign currency transactions	(1,035,378)	(49,060)	(31,085)	(116,451)	(60,236)	(10,817)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(1,168,587)	(512,538)	2,507	(55,369)	2,701	23,260
NET ASSETS	$11,216,787	$4,021,640	$1,908,702	$1,877,751	$1,888,400	$3,031,673
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	450,000	200,000	100,000	100,000	100,000	150,000
Net asset value per share	$24.93	$20.11	$19.09	$18.78	$18.88	$20.21

* Cost of foreign cash:	$1,337	$3,583	$482	$29,889	$—	$19,668
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

72 & 73 EGA Emerging Global Shares Trust

Statements of Assets and Liabilities (concluded)

EGA Emerging Global Shares Trust

March 31, 2012

	EGShares Utilities GEMS ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Emerging Markets Consumer ETF (Consolidated)
ASSETS:
Cost of Investments:	$2,682,718	$17,713,951	$368,246,628
Investments at value	2,810,443	14,361,164	401,963,305
Cash	2,810	37,699	262,847
Foreign cash*	182	18,038	136,445
Restricted cash†	—	—	1,990,122
Receivables:
Capital shares sold	—	—	—
Dividends and interest	6,769	—	453,427
Due from broker	—	—	1,002,914
Due from sub-adviser	—	2,003	—
Foreign currency sold	—	—	—
Due from custodian	—	—	—
Prepaid offering expenses	—	—	—
Prepaid expense and other assets	3,772	4,863	55,171
Total Assets	2,823,976	14,423,767	405,864,231

LIABILITIES:
Payables:
Accrued investment advisory fees	339	292	26,508
Accrued sub-advisory fees	6,749	—	82,919
Accrued trustee fees	32	196	4,953
Capital shares payable	—	—	1,084
Due to custodian	—	—	—
Due to broker	—	—	1,990,122
Income payable	—	—	—
Investment securities purchased	—	—	1,113,545
Accrued expenses and other liabilities	28,721	47,265	179,053
Total Liabilities	35,841	47,753	3,398,184
NET ASSETS	$2,788,135	$14,376,014	$402,466,047

NET ASSETS:
Paid-in capital	$2,700,957	$19,028,078	$370,787,170
Undistributed (accumulated) net investment income (loss)	8,394	(36,159)	124,633)
Accumulated net realized loss on investments and foreign currency transactions	(48,936)	(1,263,251)	(2,162,573)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	127,720	(3,352,654)	33,716,817
NET ASSETS	$2,788,135	$14,376,014	$402,466,047
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	150,000	900,000	16,250,000
Net asset value per share	$18.59	$15.97	$24.77

* Cost of foreign cash:	$182	$17,906	$136,188
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.
	EGShares India Infrastructure ETF (Consolidated)	EGShares China Infrastructure ETF	EGShares Brazil Infrastructure ETF	EGShares India Small Cap ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)
ASSETS:
Cost of Investments:	$76,147,717	$15,698,070	$78,332,331	$26,828,197	$1,810,894	$58,086,070
Investments at value	60,683,250	12,278,209	88,474,606	26,569,172	1,913,351	59,316,191
Cash	7,374	49,055	214,659	—	14,647	199,596
Foreign cash*	15,294	—	378	1,253,324	1,901	20,953
Restricted cash†	—	—	—	—	—	310,940
Receivables:
Capital shares sold	—	—	—	—	—	1,009,651
Dividends and interest	62,171	—	979,612	7,829	1,091	229,884
Due from broker	—	—	—	—	—	—
Due from sub-adviser	21,272	16,140	6,462	18,230	—	—
Foreign currency sold	—	—	—	12,424	—	—
Due from custodian	—	—	—	—	—	300,984
Prepaid offering expenses	—	—	—	—	—	3,618
Prepaid expense and other assets	6,467	3,781	4,832	3,989	8,033	7,857
Total Assets	60,795,828	12,347,185	89,680,549	27,864,968	1,939,023	61,399,674

LIABILITIES:
Payables:
Accrued investment advisory fees	2,922	558	5,278	1,833	152	4,863
Accrued sub-advisory fees	—	—	—	—	6,320	16,050
Accrued trustee fees	890	203	1,165	362	104	924
Capital shares payable	—	—	—	—	—	—
Due to custodian	—	—	—	1,071,189	—	—
Due to broker	—	—	—	—	—	310,940
Income payable	—	—	—	—	—	499,996
Investment securities purchased	—	—	—	115,614	—	1,271,414
Accrued expenses and other liabilities	89,378	43,321	83,355	59,778	24,086	40,582
Total Liabilities	93,190	44,082	89,798	1,248,776	30,662	2,144,769
NET ASSETS	$60,702,638	$12,303,103	$89,590,751	$26,616,192	$1,908,361	$59,254,905

NET ASSETS:
Paid-in capital	$87,153,679	$17,262,386	$85,314,944	$39,930,753	$1,838,041	$58,854,590
Undistributed (accumulated) net investment income (loss)	102,219	(28,354)	826,959	(48,453)	(743)	(360,697)
Accumulated net realized loss on investments and foreign currency transactions	(11,087,305)	(1,511,068)	(6,684,818)	(13,009,482)	(31,407)	(468,307)
Net unrealized appreciation (depreciation) on investments and on foreign currency translations	(15,465,955)	(3,419,861)	10,133,666	(256,626)	102,470	1,229,319
NET ASSETS	$60,702,638	$12,303,103	$89,590,751	$26,616,192	$1,908,361	$59,254,905
Outstanding beneficial interest shares (unlimited shares of beneficial interest authorized, no par value)	4,050,000	750,000	3,700,000	1,850,000	100,000	2,950,000
Net asset value per share	$14.99	$16.40	$24.21	$14.39	$19.08	$20.09

* Cost of foreign cash:	$15,141	$—	$379	$1,250,984	$1,889	$20,940
†	Restricted cash represents deposits being held by custodian as collateral for outstanding creation or redemption transactions.

The accompanying notes are an integral part of these financial statements.

74 and 75 EGA Emerging Global Shares Trust

Statements of Operations

EGA Emerging Global Shares Trust

Year Ended March 31, 2012

	EGShares GEMS Composite ETF (Consolidated)	EGShares Basic Materials GEMS ETF (Consolidated)[1]	EGShares Consumer Goods GEMS ETF (Consolidated)[1]	EGShares Consumer Services GEMS ETF[1]
INVESTMENT INCOME:
Dividend income*	$623,530	$28,673	$22,241	$5,401
Interest income	5	1	83	7
Total investment income	623,535	28,674	22,324	5,408

EXPENSES:
Sub-advisory fees	173,687	7,729	8,251	6,873
Administration and accounting fees	91,410	—	—	—
Custody fees	44,614	11,355	17,521	5,990
Investment advisory fees	23,169	909	4,438	3,456
Licensing fees	18,094	2,625	3,184	580
Offering fees	—	16,431	17,931	5,865
Legal fees	16,856	877	969	801
Audit and tax fees	14,961	14,967	14,967	13,489
Pricing fees	13,573	2,778	2,778	2,795
Transfer agent fees	11,967	8,953	8,953	8,954
Shareholder reporting fees	8,930	1,792	1,840	1,753
Exchange listing fees	4,986	3,857	3,857	3,857
Insurance fees	2,128	67	76	57
Trustees’ fees and expenses	1,527	71	78	65
Interest expense	—	—	37	—
Registration fees	—	122	110	113
Miscellaneous fees	485	100	100	100
Total expenses before reimbursements/waivers	426,387	72,633	85,090	54,748
Less: Reimbursements/waivers of expenses from sub-adviser	(252,669)	(64,900)	(76,800)	(47,875)
Net expenses	173,718	7,733	8,290	6,873
Net investment income (loss)	449,817	20,941	14,034	(1,465)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(634,114)	(35,662)	(19,273)	(20,940)
In-Kind Redemptions	(946,665)	(59,063)	33,550	53,290
Foreign currency transactions	(11,342)	(3,173)	(1,061)	574
Net realized gain (loss)	(1,592,121)	(97,898)	13,216	32,924
Change in unrealized appreciation (depreciation) on:
Investments	(4,510,288)	(260,518)	120,115	22,637
Foriegn currency translations	(3,985)	30	20	—
Change in unrealized appreciation (depreciation)	(4,514,273)	(260,488)	120,135	22,637
Net realized and unrealized gain (loss) on investments and foreign currency translations	(6,106,394)	(358,386)	133,351	55,561
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,656,577)	$(337,445)	$147,385	$54,096

* Net of foreign taxes withheld of:	$50,062	$1,685	$860	$378
1	Represents the period June 23, 2011 (commencement of operations) to March 31, 2012.

	EGShares Energy GEMS ETF (Consolidated)	EGShares Financials GEMS ETF (Consolidated)	EGShares Health Care GEMS ETF (Consolidated)[1]	EGShares Industrials GEMS ETF (Consolidated)[1]	EGShares Technology GEMS ETF (Consolidated)[1]	EGShares Telecom GEMS ETF (Consolidated)[1]
INVESTMENT INCOME:
Dividend income*	$483,836	$202,418	$10,975	$15,602	$7,391	$36,604
Interest income	1	3	2	—	—	1
Total investment income	483,837	202,421	10,977	15,602	7,391	36,605

EXPENSES:
Sub-advisory fees	153,102	49,646	8,670	9,045	8,768	8,696
Administration and accounting fees	95,564	87,244	—	—	—	—
Custody fees	44,976	35,880	15,698	14,024	13,512	12,211
Investment advisory fees	18,021	6,150	1,020	1,064	4,159	4,142
Licensing fees	15,990	6,410	3,125	3,169	3,184	3,170
Offering fees	—	—	17,169	17,169	17,169	17,168
Legal fees	17,759	7,142	980	988	992	966
Audit and tax fees	14,961	14,962	14,967	14,967	14,967	14,967
Pricing fees	13,573	13,573	2,795	2,795	2,795	2,778
Transfer agent fees	11,967	11,967	8,953	8,954	8,954	8,953
Shareholder reporting fees	8,055	1,593	1,846	1,850	1,852	1,839
Exchange listing fees	4,986	4,986	3,857	3,857	3,858	3,857
Insurance fees	1,694	602	70	68	70	72
Trustees’ fees and expenses	1,082	402	79	80	80	78
Interest expense	—	—	—	13	—	—
Registration fees	27	—	126	228	127	228
Miscellaneous fees	580	581	100	100	100	100
Total expenses before reimbursements/waivers	402,337	241,138	79,455	78,371	80,587	79,225
Less: Reimbursements/waivers of expenses from sub-adviser	(249,227)	(191,473)	(70,782)	(69,310)	(71,813)	(70,518)
Net expenses	153,110	49,665	8,673	9,061	8,774	8,707
Net investment income (loss)	330,727	152,756	2,304	6,541	(1,383)	27,898

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(965,498)	(30,095)	(31,085)	(116,451)	(60,236)	(10,817)
In-Kind Redemptions	2,280,846	(382,258)	(77,254)	(19,235)	(58,170)	(16,617)
Foreign currency transactions	(5,806)	(3,536)	(134)	(8,223)	(595)	(3,958)
Net realized gain (loss)	1,309,542	(415,889)	(108,473)	(143,909)	(119,001)	(31,392)
Change in unrealized appreciation (depreciation) on:
Investments	(5,835,311)	(1,469,004)	2,491	(55,358)	2,701	23,317
Foriegn currency translations	1,202	(294)	16	(11)	—	(57)
Change in unrealized appreciation (depreciation)	(5,834,109)	(1,469,298)	2,507	(55,369)	2,701	23,260
Net realized and unrealized gain (loss) on investments and foreign currency translations	(4,524,567)	(1,885,187)	(105,966)	(199,278)	(116,300)	(8,132)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,193,840)	$(1,732,431)	$(103,662)	$(192,737)	$(117,683)	$19,766

* Net of foreign taxes withheld of:	$58,063	$15,047	$548	$135	$211	$1,765
1	Represents the period June 23, 2011 (commencement of operations) to March 31, 2012.

The accompanying notes are an integral part of these financial statements.

76 and 77 EGA Emerging Global Shares Trust

Statements of Operations (concluded)

EGA Emerging Global Shares Trust

Year Ended March 31, 2012

	EGShares Utilities GEMS ETF (Consolidated)[1]	EGShares Emerging Markets Metals & Mining ETF (Consolidated)	EGShares Emerging Markets Consumer ETF (Consolidated)
INVESTMENT INCOME:
Dividend income*	$32,248	$732,428	$4,172,495
Interest income	—	75	5,127
Total investment income	32,248	732,503	4,177,622

EXPENSES:
Sub-advisory fees	10,186	186,954	2,206,835
Investment advisory fees	4,235	22,008	259,696
Custody fees	14,349	38,557	232,786
Legal fees	1,120	20,537	187,942
Shareholder reporting fees	1,918	8,990	156,649
Licensing fees	4,730	16,060	122,324
Administration and accounting fees	—	95,564	115,729
Offering fees	17,169	—	32,729
Excise tax	—	—	—
Insurance fees	67	2,186	21,317
Trustees’ fees and expenses	91	1,429	15,732
Audit and tax fees	14,967	14,962	15,000
Pricing fees	2,795	13,573	13,573
Transfer agent fees	8,954	11,967	11,967
Registration fees	127	68	5,707
Exchange listing fees	3,857	4,986	4,986
Interest expense	228	—	—
Miscellaneous fees	99	580	523
Total expenses before reimbursements/waivers	84,892	438,421	3,403,495
Less: Reimbursements/waivers of expenses from sub-adviser	(74,475)	(251,382)	(1,195,954)
Net expenses	10,417	187,039	2,207,541
Net investment income (loss)	21,831	545,464	1,970,081

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(48,702)	(802,333)	(1,277,541)
In-Kind Redemptions	(83,145)	1,111,849	2,883,920
Foreign currency transactions	(5,748)	6,879	(173,525)
Net realized gain (loss)	(137,595)	316,395	1,432,854
Change in unrealized appreciation (depreciation) on:
Investments	127,725	(9,372,737)	27,550,122
Foriegn currency translations	(5)	32	1,237
Change in unrealized appreciation (depreciation)	127,720	(9,372,705)	27,551,359
Net realized and unrealized gain (loss) on investments and foreign currency translations	(9,875)	(9,056,310)	28,984,213
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,956	$(8,510,846)	$30,954,294

* Net of foreign taxes withheld of:	$2,122	$60,620	$204,838
1	Represents the period June 23, 2011 (commencement of operations) to March 31, 2012.
2	Represents the period August 10, 2011 (commencement of operations) to March 31, 2012.
3	Represents the period August 4, 2011 (commencement of operations) to March 31, 2012.
	EGShares India Infrastructure ETF (Consolidated)	EGShares China Infrastructure ETF	EGShares Brazil Infrastructure ETF	EGShares India Small Cap ETF (Consolidated)	EGShares India Consumer ETF (Consolidated)[2]	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)[3]
INVESTMENT INCOME:
Dividend income*	$850,275	$430,025	$3,968,905	$474,283	$16,047	$538,719
Interest income	159	—	—	5,538	—	96
Total investment income	850,434	430,025	3,968,905	479,821	16,047	538,815

EXPENSES:
Sub-advisory fees	582,058	140,370	677,796	240,846	16,683	131,919
Investment advisory fees	68,507	16,522	79,771	28,824	9,754	52,706
Custody fees	132,905	8,765	98,148	121,048	17,658	20,391
Legal fees	55,699	15,890	61,146	25,901	14,222	31,764
Shareholder reporting fees	49,306	6,706	31,665	10,643	2,406	9,514
Licensing fees	103,968	20,436	98,481	55,064	16,754	29,414
Administration and accounting fees	64,911	78,946	78,946	66,483	—	—
Offering fees	45,866	—	—	41,564	8,509	10,622
Excise tax	—	—	24,625	—	—	—
Insurance fees	5,515	1,740	6,262	2,411	119	495
Trustees’ fees and expenses	4,297	1,058	4,992	1,811	185	1,296
Audit and tax fees	15,000	13,462	13,463	15,000	14,941	14,943
Pricing fees	13,573	13,573	13,573	13,572	2,493	2,607
Transfer agent fees	11,967	11,967	11,967	11,967	7,965	7,967
Registration fees	150	—	411	—	436	2,015
Exchange listing fees	4,986	4,986	4,986	4,986	3,200	3,282
Interest expense	—	—	62	—	—	—
Miscellaneous fees	503	288	444	360	97	2,599
Total expenses before reimbursements/waivers	1,159,211	334,709	1,206,738	640,480	115,422	321,534
Less: Reimbursements/waivers of expenses from sub-adviser	(577,187)	(194,340)	(504,255)	(399,568)	(98,710)	(189,604)
Net expenses	582,024	140,369	702,483	240,912	16,712	131,930
Net investment income (loss)	268,410	289,656	3,266,422	238,909	(665)	406,885

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATIONS:
Net realized gain (loss) on:
Investments	(10,919,711)	(1,488,836)	(6,060,839)	(12,974,447)	(31,407)	(539,967)
In-Kind Redemptions	—	926,796	—	—	—	1,612,244
Foreign currency transactions	72,739	(968)	(83,531)	(64,682)	(16,522)	(111,782)
Net realized gain (loss)	(10,846,972)	(563,008)	(6,144,370)	(13,039,129)	(47,929)	960,495
Change in unrealized appreciation (depreciation) on:
Investments	(9,305,028)	(4,834,847)	351,705	4,377,091	102,457	1,230,121
Foriegn currency translations	(3,084)	—	(19,935)	1,243	13	(802)
Change in unrealized appreciation (depreciation)	(9,308,112)	(4,834,847)	331,770	4,378,334	102,470	1,229,319
Net realized and unrealized gain (loss) on investments and foreign currency translations	(20,155,084)	(5,397,855)	(5,812,600)	(8,660,795)	54,541	2,189,814
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(19,886,674)	$(5,108,199)	$(2,546,178)	$(8,421,886)	$53,876	$2,596,699

* Net of foreign taxes withheld of:	$—	$29,096	$132,640	$—	$—	$42,545
1	Represents the period June 23, 2011 (commencement of operations) to March 31, 2012.
2	Represents the period August 10, 2011 (commencement of operations) to March 31, 2012.
3	Represents the period August 4, 2011 (commencement of operations) to March 31, 2012.

The accompanying notes are an integral part of these financial statements.

78 and 79 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets

EGA Emerging Global Shares Trust

	EGShares GEMS Composite ETF (Consolidated)[1]		EGShares Basic Materials GEMS ETF (Consolidated)	EGShares Consumer Goods GEMS ETF (Consolidated)	EGShares Consumer Services GEMS ETF
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period June 23, 2011[2] Through March 31, 2012	For the Period June 23, 2011[2] Through March 31, 2012	For the Period June 23, 2011[2] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$449,817	$441,879	$20,941	$14,034	$(1,465)
Net realized gain (loss) on investments and foreign currency transactions	(1,592,121)	323,391	(97,898)	13,216	32,924
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(4,514,273)	2,208,345	(260,488)	120,135	22,637
Net increase (decrease) in net assets resulting from operations	(5,656,577)	2,973,615	(337,445)	147,385	54,096

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(312,176)	(644,426)	(15,017)	(11,203)	(1,186)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,814,766	11,669,431	2,870,607	4,092,709	4,942,777
Cost of shares redeemed	(17,734,608)	(13,879,381)	(927,874)	(3,124,066)	(3,952,148)
Transaction fees	(88)	—	(271)	(646)	—
Net increase (decrease) in net assets resulting from capital share transactions	(11,919,930)	(2,209,950)	1,942,462	967,997	990,629
Net Increase (Decrease) in Net Assets	(17,888,683)	119,239	1,590,000	1,104,179	1,043,539

NET ASSETS:
Beginning of period	31,874,481	31,755,242	—	—	—
End of period	$13,985,798	$31,874,481	$1,590,000	$1,104,179	$1,043,539
Accumulated net investment income (loss) included in net assets at end of period	$(19,886)	$(160,618)	$4,500	$3,470	$(1,061)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	1,155,000	1,305,000	—	—	—
Shares sold	250,000	450,000	150,000	200,000	250,000
Shares redeemed	(805,000)	(600,000)	(50,000)	(150,000)	(200,000)
Shares outstanding, end of period	600,000	1,155,000	100,000	50,000	50,000
1	On September 16, 2010 there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis
2	Commencement of operations.

	EGShares Energy GEMS ETF (Consolidated)[1]		EGShares Financials GEMS ETF (Consolidated)[1]		EGShares Health Care GEMS ETF (Consolidated)	EGShares Industrials GEMS ETF (Consolidated)	EGShares Technology GEMS ETF (Consolidated)	EGShares Telecom GEMS ETF (Consolidated)
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period June 23, 2011[2] Through March 31, 2012	For the Period June 23, 2011[2] Through March 31, 2012	For the Period June 23, 2011[2] Through March 31, 2012	For the Period June 23, 2011[2] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$330,727	$123,085	$152,756	$187,531	$2,304	$6,541	$(1,383)	$27,898
Net realized gain (loss) on investments and foreign currency transactions	1,309,542	(25,280)	(415,889)	412,798	(108,473)	(143,909)	(119,001)	(31,392)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(5,834,109)	3,554,511	(1,469,298)	303,701	2,507	(55,369)	2,701	23,260
Net increase (decrease) in net assets resulting from operations	(4,193,840)	3,652,316	(1,732,431)	904,030	(103,662)	(192,737)	(117,683)	19,766

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(309,030)	(144,970)	(52,077)	(398,935)	(1,891)	(1,831)	—	(10,536)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	10,787,713	15,043,490	5,241,705	9,604,582	3,852,559	5,614,977	4,651,039	5,902,467
Cost of shares redeemed	(20,507,227)	(2,718,340)	(10,481,218)	(5,916,109)	(1,837,994)	(3,541,987)	(2,644,489)	(2,879,951)
Transaction fees	(546)	—	3	—	(310)	(671)	(467)	(73)
Net increase (decrease) in net assets resulting from capital share transactions	(9,720,060)	12,325,150	(5,239,510)	3,688,473	2,014,255	2,072,319	2,006,083	3,022,443
Net Increase (Decrease) in Net Assets	(14,222,930)	15,832,496	(7,024,018)	4,193,568	1,908,702	1,877,751	1,888,400	3,031,673

NET ASSETS:
Beginning of period	25,439,717	9,607,221	11,045,658	6,852,090	—	—	—	—
End of period	$11,216,787	$25,439,717	$4,021,640	$11,045,658	$1,908,702	$1,877,751	$1,888,400	$3,031,673
Accumulated net investment income (loss) included in net assets at end of period	$(41,545)	$(57,436)	$(15,553)	$(160,314)	$2,153	$(637)	$—	$15,242

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	850,000	400,000	450,000	300,000	—	—	—	—
Shares sold	400,000	550,000	250,000	400,000	200,000	300,000	250,000	300,000
Shares redeemed	(800,000)	(100,000)	(500,000)	(250,000)	(100,000)	(200,000)	(150,000)	(150,000)
Shares outstanding, end of period	450,000	850,000	200,000	450,000	100,000	100,000	100,000	150,000
1	On September 16, 2010 there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis
2	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

80 and 81 EGA Emerging Global Shares Trust

Statements of Changes in Net Assets (concluded)

EGA Emerging Global Shares Trust

	EGShares Utilities GEMS ETF (Consolidated)	EGShares Emerging Markets Metals & Mining ETF (Consolidated)[1]		EGShares Emerging Markets Consumer ETF (Consolidated)		EGShares India Infrastructure ETF (Consolidated)
	For the Period June 23, 2011[2] Through March 31, 2012	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Period September 14, 2010[2] Through March 31, 2011	For the Year Ended March 31, 2012	For the Period August 11, 2010[2] Through March 31, 2011
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,831	$545,464	$172,404	$1,970,081	$252,091	$268,410	$29,073
Net realized gain (loss on investments and foreign currency transactions	(137,595)	316,395	275,522	1,432,854	(459,563)	(10,846,972)	(181,096)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	127,720	(9,372,705)	2,521,470	27,551,359	6,165,458	(9,308,112)	(6,157,843)
Net increase (decrease) in net assets resulting from operations	11,956	(8,510,846)	2,969,396	30,954,294	5,957,986	(19,886,674)	(6,309,866)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(9,988)	(532,215)	(203,413)	(1,634,800)	(115,161)	(344,824)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,672,180	5,244,146	14,511,574	195,117,317	199,856,513	3,189,751	93,889,722
Cost of shares redeemed	(885,693)	(19,702,991)	(7,039,234)	(16,583,599)	(11,096,209)	(7,631,044)	(2,203,911)
Transaction fees	(320)	(546)	—	1,525	8,181	(2,023)	1,507
Net increase (decrease) in net assets resulting from capital share transactions	2,786,167	(14,459,391)	7,472,340	178,535,243	188,768,485	(4,443,316)	91,687,318
Net Increase (Decrease) in Net Assets	2,788,135	(23,502,452)	10,238,323	207,854,737	194,611,310	(24,674,814)	85,377,452

NET ASSETS:
Beginning of period	—	37,878,466	27,640,143	194,611,310	—	85,377,452	—
End of period	$2,788,135	$14,376,014	$37,878,466	$402,466,047	$194,611,310	$60,702,638	$85,377,452
Accumulated net investment income (loss) included in net assets at end of period	$8,394	$(36,159)	$(56,287)	$124,633	$(13,669)	$102,219	$6,451

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	—	1,650,000	1,350,000	8,550,000	—	4,400,000	—
Shares sold	200,000	300,000	650,000	8,450,000	9,050,000	200,000	4,500,000
Shares redeemed	(50,000)	(1,050,000)	(350,000)	(750,000)	(500,000)	(550,000)	(100,000)
Shares outstanding, end of period	150,000	900,000	1,650,000	16,250,000	8,550,000	4,050,000	4,400,000
1	On September 16, 2010 there was a 3 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis

	EGShares China Infrastructure ETF		EGShares Brazil Infrastructure ETF		EGShares India Small Cap ETF (Consolidated)		EGShares India Consumer ETF (Consolidated)	EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Year Ended March 31, 2012	For the Period July 7, 2010[2] Through March 31, 2011	For the Period August 10, 2011[2] Through March 31, 2012	For the Period August 4, 2011[2] Through March 31, 2012
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$289,656	$57,693	$3,266,422	$944,389	$238,909	$(9,977)	$(665)	$406,885
Net realized gain (loss) on investments and foreign currency transactions	(563,008)	224,130	(6,144,370)	43,568	(13,039,129)	(52,060)	(47,929)	960,495
Net unrealized appreciation (depreciation) on investments and foreign currency translations	(4,834,847)	1,261,211	331,770	10,009,758	4,378,334	(4,634,960)	102,470	1,229,319
Net increase (decrease) in net assets resulting from operations	(5,108,199)	1,543,034	(2,546,178)	10,997,715	(8,421,886)	(4,696,997)	53,876	2,596,699

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income	(324,416)	(109,650)	(3,135,584)	(862,977)	(254,107)	(34,485)	—	(659,822)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,989,764	18,255,814	22,319,521	62,322,748	8,163,191	39,458,782	3,835,493	72,180,393
Cost of shares redeemed	(9,385,596)	(4,792,601)	(10,807,230)	—	(7,596,936)	—	(1,980,060)	(14,863,146)
Transaction fees	—	—	—	—	(2,593)	1,223	(948)	781
Net increase (decrease) in net assets resulting from capital share transactions	(3,395,832)	13,463,213	11,512,291	62,322,748	563,662	39,460,005	1,854,485	57,318,028
Net Increase (Decrease) in Net Assets	(8,828,447)	14,896,597	5,830,529	72,457,486	(8,112,331)	34,728,523	1,908,361	59,254,905

NET ASSETS:
Beginning of period	21,131,550	6,234,953	83,760,222	11,302,736	34,728,523	—	—	—
End of period	$12,303,103	$21,131,550	$89,590,751	$83,760,222	$26,616,192	$34,728,523	$1,908,361	$59,254,905
Accumulated net investment income (loss) included in net assets at end of period	$(28,354)	$7,374	$826,959	$101,230	$(48,453)	$(12,100)	$(743)	$(360,697)

SHARES CREATED AND REDEEMED:
Shares outstanding, beginning of period	950,000	300,000	3,300,000	550,000	1,800,000	—	—	—
Shares sold	300,000	900,000	900,000	2,750,000	500,000	1,800,000	200,000	3,700,000
Shares redeemed	(500,000)	(250,000)	(500,000)	—	(450,000)	—	(100,000)	(750,000)
Shares outstanding, end of period	750,000	950,000	3,700,000	3,300,000	1,850,000	1,800,000	100,000	2,950,000
2	Commencement of operations.
1	On September 16, 2010 there was a 3 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis
2	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

82 and 83 EGA Emerging Global Shares Trust

Financial Highlights

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares GEMS Composite ETF (Consolidated)[1]
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period July 22, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$27.60	$24.34	$20.00
Investment operations:
Net investment income[3]	0.47	0.39	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(4.37)	3.48	4.31
Total from investment operations	(3.90)	3.87	4.40
Distributions to shareholders:
Net investment income	(0.39)	(0.61)	(0.06)
Net asset value, end of period	$23.31	$27.60	$24.34
NET ASSET VALUE TOTAL RETURN[4]	(13.97)%	16.04%	21.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,986	$31,874	$31,755
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.75%	0.75%	0.75%[5]
Expenses, prior to expense reimbursements/waivers	1.84%	2.00%	3.43%[5]
Net investment income	1.94%	1.55%	0.52%[5]
Portfolio turnover rate	10%	39%	6%[6]

EGShares Basic Materials GEMS ETF (Consolidated)
			For the Period June 23, 2011[2] Through March 31, 2012
Net asset value, beginning of period			$20.00
Investment operations:
Net investment income[3]			0.31
Net realized and unrealized loss on investments and foreign currency translations			(4.11)
Total from investment operations			(3.80)
Distributions to shareholders:
Net investment income			(0.30)
Net asset value, end of period			$15.90
NET ASSET VALUE TOTAL RETURN[4]			(18.87)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)			$1,590
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers			0.85%[5]
Expenses, prior to expense reimbursements/waivers			7.99%[5]
Net investment income			2.30%[5]
Portfolio turnover rate			21%[6]

1	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	Annualized.
6	Not annualized.

The accompanying notes are an integral part of these financial statements.

84 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Consumer Goods GEMS ETF (Consolidated)
For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.23
Net realized and unrealized gain on investments and foreign currency translations	2.07
Total from investment operations	2.30
Distributions to shareholders:
Net investment income	(0.22)
Net asset value, end of period	$22.08
NET ASSET VALUE TOTAL RETURN[3]	11.62%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,104
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	8.77%[4]
Net investment income	1.45%[4]
Portfolio turnover rate	50%[5]

EGShares Consumer Services GEMS ETF
For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment loss[2]	(0.03)
Net realized and unrealized gain on investments and foreign currency translations	0.92
Total from investment operations	0.89
Distributions to shareholders:
Net investment income	(0.02)
Net asset value, end of period	$20.87
NET ASSET VALUE TOTAL RETURN[3]	4.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,044
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	6.77%[4]
Net investment loss	(0.18)%[4]
Portfolio turnover rate	51%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 85

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Energy GEMS ETF (Consolidated)[1]
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period May 21, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$29.93	$24.02	$20.49
Investment operations:
Net investment income[3]	0.47	0.26	0.09
Net realized and unrealized gain (loss) on investments and foreign currency translations	(4.95)	5.94	3.50
Total from investment operations	(4.48)	6.20	3.59
Distributions to shareholders:
Net investment income	(0.52)	(0.29)	(0.06)
Net asset value, end of period	$24.93	$29.93	$24.02
NET ASSET VALUE TOTAL RETURN[4]	(14.78)%	25.96%	17.53%[5]

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$11,217	$25,440	$9,607
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers	2.23%	2.56%	5.90%[6]
Net investment income	1.84%	1.04%	0.49%[6]
Portfolio turnover rate	19%	19%	49%[7]

EGShares Financials GEMS ETF (Consolidated)[1]

	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period September 16, 2009[2] Through March 31, 2010
Net asset value, beginning of period	$24.55	$22.84	$20.12
Investment operations:
Net investment income[3]	0.57	0.42	0.08
Net realized and unrealized gain (loss) on investments and foreign currency translations	(4.66)	2.09	2.71
Total from investment operations	(4.09)	2.51	2.79
Distributions to shareholders:
Net investment income	(0.35)	(0.80)	(0.07)
Net asset value, end of period	$20.11	$24.55	$22.84
NET ASSET VALUE TOTAL RETURN[4]	(16.52)%	11.03%	13.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$4,022	$11,046	$6,852
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%[6]
Expenses, prior to expense reimbursements/waivers	4.13%	2.81%	5.47%[6]
Net investment income	2.62%	1.77%	0.67%[6]
Portfolio turnover rate	25%	39%	12%[7]
1	On September 16, 2010, there was a 2 for 1 forward stock split. Historical share amounts have been adjusted to reflect the 2 for 1 forward stock split on a retroactive basis.
2	Commencement of operations.
3	Based on average shares outstanding.
4	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
5	For the period ended March 31, 2010, 0.73% of the Fund’s total return consists of a voluntary reimbursement by the current and former sub-advisers for a realized investment loss, and another (1.08)% consists of a loss on an investment not meeting the Fund’s investment restrictions. Excluding these items, total return would have been 17.88%.
6	Annualized.
7	Not annualized.

The accompanying notes are an integral part of these financial statements.

86 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Health Care GEMS ETF (Consolidated)
For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.03
Net realized and unrealized loss on investments and foreign currency translations	(0.90)
Total from investment operations	(0.87)
Distributions to shareholders:
Net investment income	(0.04)
Net asset value, end of period	$19.09
NET ASSET VALUE TOTAL RETURN[3]	(4.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,909
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	7.79%[4]
Net investment income	0.23%[4]
Portfolio turnover rate	26%[5]

EGShares Industrials GEMS ETF (Consolidated)
For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.09
Net realized and unrealized loss on investments and foreign currency translations	(1.27)
Total from investment operations	(1.18)
Distributions to shareholders:
Net investment income	(0.04)
Net asset value, end of period	$18.78
NET ASSET VALUE TOTAL RETURN[3]	(5.88)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,878
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	7.37%[4]
Net investment income	0.61%[4]
Portfolio turnover rate	70%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 87

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Technology GEMS ETF (Consolidated)
For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment loss[2]	(0.02)
Net realized and unrealized loss on investments and foreign currency translations	(1.10)
Total from investment operations	(1.12)
Net asset value, end of period	$18.88
NET ASSET VALUE TOTAL RETURN[3]	(5.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,888
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	7.81%[4]
Net investment loss	(0.13)%[4]
Portfolio turnover rate	21%[5]

EGShares Telecom GEMS ETF (Consolidated)
For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.41
Net realized and unrealized gain on investments and foreign currency translations	0.01 [6]
Total from investment operations	0.42
Distributions to shareholders:
Net investment income	(0.21)
Net asset value, end of period	$20.21
NET ASSET VALUE TOTAL RETURN[3]	2.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$3,032
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	7.74%[4]
Net investment income	2.73%[4]
Portfolio turnover rate	18%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	The realized and unrealized gain on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).

The accompanying notes are an integral part of these financial statements.

88 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Utilities GEMS ETF (Consolidated)
			For the Period June 23, 2011[1] Through March 31, 2012
Net asset value, beginning of period			$20.00
Investment operations:
Net investment income[2]			0.25
Net realized and unrealized loss on investments and foreign currency translations			(1.46)
Total from investment operations			(1.21)
Distributions to shareholders:
Net investment income			(0.20)
Net asset value, end of period			$18.59
NET ASSET VALUE TOTAL RETURN[3]			(5.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)			$2,788
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers			0.87%[4,5]
Expenses, prior to expense reimbursements/waivers			7.08%[4]
Net investment income			1.82%[4]
Portfolio turnover rate			27%[6]

EGShares Emerging Markets Metals & Mining ETF (Consolidated)[7]
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period May 21, 2009[1] Through March 31, 2010
Net asset value, beginning of period	$22.96	$20.47	$13.73
Investment operations:
Net investment income (loss)[2]	0.48	0.13	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(6.88)	2.52	6.82
Total from investment operations	(6.40)	2.65	6.81
Distributions to shareholders:
Net investment income	(0.59)	(0.16)	(0.07)
Net asset value, end of period	$15.97	$22.96	$20.47
NET ASSET VALUE TOTAL RETURN[3]	(27.66)%	12.95%	49.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,376	$37,878	$27,640
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.99%	1.96%	4.37%[4]
Net investment income (loss)	2.48%	0.63%	(0.06)%[4]
Portfolio turnover rate	10%	35%	17%[6]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.02% for the period ended March 31, 2012 attributed to interest expense, which is outside the cap expense.
6	Not annualized.
7	On September 16, 2010, there was a 3 for 1 forward stock split. Historical shares amounts have been adjusted to reflect the 3 for 1 forward stock split on a retroactive basis.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 89

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Emerging Markets Consumer ETF (Consolidated)
	For the Year Ended March 31, 2012	For the Period September 14, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$22.76	$20.00
Investment operations:
Net investment income[2]	0.17	0.04
Net realized and unrealized gain on investments and foreign currency translations	1.96	2.74
Total from investment operations	2.13	2.78
Distributions to shareholders:
Net investment income	(0.12)	(0.02)
Net asset value, end of period	$24.77	$22.76
NET ASSET VALUE TOTAL RETURN[3]	9.44%	13.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$402,466	$194,611
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.31%	1.44%[4]
Net investment income	0.76%	0.37%[4]
Portfolio turnover rate	3%	9%[5]

EGShares India Infrastructure ETF (Consolidated)
	For the Year Ended March 31, 2012	For the Period August 11, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$19.40	$20.00
Investment operations:
Net investment income[2]	0.06	0.01
Net realized and unrealized loss on investments and foreign currency translations	(4.39)	(0.61)
Total from investment operations	(4.33)	(0.60)
Distributions to shareholders:
Net investment income	(0.08)	—
Net asset value, end of period	$14.99	$19.40
NET ASSET VALUE TOTAL RETURN[3]	(22.19)%	(3.00)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$60,703	$85,377
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.69%	2.24%[4]
Net investment income	0.39%	0.11%[4]
Portfolio turnover rate	23%	9%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

90 EGA Emerging Global Shares Trust

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares China Infrastructure ETF
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 17, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$22.24	$20.78	$20.09
Investment operations:
Net investment income (loss)[2]	0.33	0.10	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency translations	(5.76)	1.49	0.71
Total from investment operations	(5.43)	1.59	0.69
Distributions to shareholders:
Net investment income	(0.41)	(0.13)	—
Net asset value, end of period	$16.40	$22.24	$20.78
NET ASSET VALUE TOTAL RETURN[3]	(24.35)%	7.69%	3.43%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,303	$21,132	$6,235
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.03%	2.89%	7.82%[4]
Net investment income (loss)	1.75%	0.47%	(0.85)%[4]
Portfolio turnover rate	12%	34%	1%[5]

EGShares Brazil Infrastructure ETF
	For the Year Ended March 31, 2012	For the Year Ended March 31, 2011	For the Period February 24, 2010[1] Through March 31, 2010
Net asset value, beginning of period	$25.38	$20.55	$20.00
Investment operations:
Net investment income[2]	0.96	0.47	0.03
Net realized and unrealized gain (loss) on investments and foreign currency translations	(1.15)	4.67	0.52[6]
Total from investment operations	(0.19)	5.14	0.55
Distributions to shareholders:
Net investment income	(0.98)	(0.31)	—
Net asset value, end of period	$24.21	$25.38	$20.55
NET ASSET VALUE TOTAL RETURN[3]	(0.04)%	25.16%	2.75%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$89,591	$83,760	$11,303
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.88%[7]	0.85%	0.85%[4]
Expenses, prior to expense reimbursements/waivers	1.51%	1.91%	5.67%[4]
Net investment income	4.10%	2.09%	1.58%[4]
Portfolio turnover rate	30%	35%	1%[5]

1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.
6	The realized and unrealized gain on investements and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).
7	The ratio includes 0.03% for the period ended March 31, 2012 attributed to excise tax expense, which is outside the cap expense.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 91

Financial Highlights (continued)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares India Small Cap ETF (Consolidated)
	For the Year Ended March 31, 2012	For the Period July 7, 2010[1] Through March 31, 2011
Net asset value, beginning of period	$19.29	$20.00
Investment operations:
Net investment income (loss)[2]	0.14	(0.01)
Net realized and unrealized loss on investments and foreign currency translations	(4.88)	(0.68)
Total from investment operations	(4.74)	(0.69)
Distributions to shareholders:
Net investment income	(0.16)	(0.02)
Net asset value, end of period	$14.39	$19.29
NET ASSET VALUE TOTAL RETURN[3]	(24.33)%	(3.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$26,616	$34,729
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%	0.90%[4,5]
Expenses, prior to expense reimbursements/waivers	2.26%	3.12%[4]
Net investment income (loss)	0.84%	(0.06)%[4]
Portfolio turnover rate	125%	1%[6]

EGShares India Consumer ETF (Consolidated)
		For the Period August 10, 2011[1] Through March 31, 2012
Net asset value, beginning of period		$20.00
Investment operations:
Net investment loss[2]		—[7]
Net realized and unrealized loss on investments and foreign currency translations		(0.92)[8]
Total from investment operations		(0.92)
Net asset value, end of period		$19.08
NET ASSET VALUE TOTAL RETURN[3]		(4.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)		$1,908
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers		0.89%[4]
Expenses, prior to expense reimbursements/waivers		6.16%[4]
Net investment loss		(0.04)%[4]
Portfolio turnover rate		104%[6]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	The ratio includes 0.05% for the period ended March 31, 2011 attributed to interest expense.
6	Not annualized.
7	Greater than $(0.005).
8	The realized and unrealized loss on investments and foreign currency transactions does not accord with the amounts reported in the Statement of Operations due to the timing of subscriptions and/or redemptions of fund shares in relation to the investment performance during the period and contributions made by Authorized Participants to compensate the Fund for additional costs incurred in purchasing securities that were not transferred in kind (See Note 10).

The accompanying notes are an integral part of these financial statements.

92 EGA Emerging Global Shares Trust

Financial Highlights (concluded)

EGA Emerging Global Shares Trust

For a share outstanding throughout each period

EGShares Low Volatility Emerging Markets Dividend ETF (Consolidated)
For the Period August 4, 2011[1] Through March 31, 2012
Net asset value, beginning of period	$20.00
Investment operations:
Net investment income[2]	0.33
Net realized and unrealized gain on investments and foreign currency translations	0.13
Total from investment operations	0.46
Distributions to shareholders:
Net investment income	(0.37)
Net asset value, end of period	$20.09
NET ASSET VALUE TOTAL RETURN[3]	2.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,255
Ratios to average net assets:
Expenses, net of expense reimbursements/waivers	0.85%[4]
Expenses, prior to expense reimbursements/waivers	2.07%[4]
Net investment income	2.62%[4]
Portfolio turnover rate	45%[5]
1	Commencement of operations.
2	Based on average shares outstanding.
3	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived by the sub-adviser.
4	Annualized.
5	Not annualized.

The accompanying notes are an integral part of these financial statements.

EGA Emerging Global Shares Trust 93

Notes to Financial Statements

March 31, 2012

1. ORGANIZATION

EGA Emerging Global Shares Trust (the “Trust”) is a Delaware statutory trust organized on September 12, 2008. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of forty-five separate non-diversified series, each of which tracks an underlying index (each, an “Underlying Index”). As of the date of this report, only the following ETFs (each an “ETF” or “Fund” and collectively the “ETFs” or “Funds”) are being publicly offered:

Funds	Commencement of Operations
EGShares GEMS Composite ETF (“Composite ETF”)	July 22, 2009
EGShares Basic Materials GEMS ETF (“Basic Materials ETF”)	June 23, 2011
EGShares Consumer Goods GEMS ETF (“Consumer Goods ETF”)	June 23, 2011
EGShares Consumer Services GEMS ETF (“Consumer Services ETF”)	June 23, 2011
EGShares Energy GEMS ETF (“Energy ETF”)	May 21, 2009
EGShares Financials GEMS ETF (“Financials ETF”)	September 16, 2009
EGShares Health Care GEMS ETF (“Health Care ETF”)	June 23, 2011
EGShares Industrials GEMS ETF (“Industrials ETF”)	June 23, 2011
EGShares Technology GEMS ETF (“Technology ETF”)	June 23, 2011
EGShares Telecom GEMS ETF (“Telecom ETF”)	June 23, 2011
EGShares Utilities GEMS ETF (“Utilities ETF”)	June 23, 2011
EGShares Emerging Markets Metals & Mining ETF (“Metals & Mining ETF”)	May 21, 2009
EGShares Emerging Markets Consumer ETF (“Consumer ETF”)	September 14, 2010
EGShares India Infrastructure ETF (“India Infrastructure ETF”)	August 11, 2010
EGShares China Infrastructure ETF (“China Infrastructure ETF”)	February 17, 2010
EGShares Brazil Infrastructure ETF (“Brazil Infrastructure ETF”)	February 24, 2010
EGShares India Small Cap ETF (“India Small Cap ETF”)	July 7, 2010
EGShares India Consumer ETF (“India Consumer ETF”)	August 10, 2011
EGShares Low Volatility Emerging Markets Dividend ETF (“Low Volatility Dividend ETF”)
(formerly EGShares Emerging Markets High Income Low Beta ETF)	August 4, 2011

The Composite ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM. The Dow Jones Emerging Markets Sector Titans Composite 100 IndexSM is comprised of a representative sample of 100 Emerging Markets companies deemed to be the 10 leading companies in each of the 10 “Industries,” as defined by the Industry Classification Benchmark (“ICB”).

The Basic Materials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM. The Dow Jones Emerging Markets Basic Materials Titans 30 IndexSM is comprised of publicly traded firms in the “Basic Materials Industry,” as defined by ICB.

The Consumer Goods ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Goods Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry,” as defined by ICB.

The Consumer Services ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Services Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Services Industry,” as defined by ICB.

The Energy ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM. The Dow Jones Emerging Markets Oil and Gas Titans 30 IndexSM is comprised of publicly traded firms in the “Oil and Gas Industry,” as defined by ICB.

The Financials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Financials Titans 30 IndexSM. The Dow Jones Emerging Markets Financials Titans 30 IndexSM is comprised of publicly traded firms in the “Financials Industry,” as defined by ICB.

The Health Care ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Health Care Titans 30 IndexSM. The Dow Jones Emerging Markets Health Care Titans 30 IndexSM is comprised of publicly traded firms in the “Health Care Industry,” as defined by ICB.

94 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

The Industrials ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Industrials Titans 30 IndexSM. The Dow Jones Emerging Markets Industrials Titans 30 IndexSM is comprised of publicly traded firms in the “Industrials Industry,” as defined by ICB.

The Technology ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Technology Titans 30 IndexSM. The Dow Jones Emerging Markets Technology Titans 30 IndexSM is comprised of publicly traded firms in the “Technology Industry,” as defined by ICB.

The Telecom ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM. The Dow Jones Emerging Markets Telecommunications Titans 30 IndexSM is comprised of publicly traded firms in the “Telecommunications Industry,” as defined by ICB.

The Utilities ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Utilities Titans 30 IndexSM. The Dow Jones Emerging Markets Utilities Titans 30 IndexSM is comprised of publicly traded firms in the “Utilities Industry,” as defined by ICB.

The Metals & Mining ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM. The Dow Jones Emerging Markets Metals & Mining Titans 30 IndexSM comprised of publicly traded firms in the “Industrial Metals and Mining Sector” and “Mining Sector,” as defined by ICB.

The Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the Dow Jones Emerging Markets Consumer Titans 30 IndexSM. The Dow Jones Emerging Markets Consumer Titans 30 IndexSM is comprised of publicly traded firms in the “Consumer Goods Industry” and “Consumer Services Industry,” as defined by ICB.

The India Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Infrastructure Index. The INDXX India Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s infrastructure sectors.

The China Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX China Infrastructure Index. The INDXX China Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of China’s infrastructure sectors.

The Brazil Infrastructure ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Brazil Infrastructure Index. The INDXX Brazil Infrastructure Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of Brazil’s infrastructure sectors.

The India Small Cap ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Small Cap Index. The INDXX India Small Cap Index is comprised of a representative sample of 75 emerging markets companies that INDXX, LLC determines to be representative of small capitalization companies domiciled in India.

The India Consumer ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX India Consumer Index. The INDXX India Consumer Index is comprised of 30 leading companies that INDXX, LLC determines to be representative of India’s consumer sectors.

The Low Volatility Dividend ETF’s investment objective is to seek investment results that correspond (before fees and expenses) to the price and yield performance of the INDXX Emerging Market High Income Low Beta Index. The INDXX Emerging Market High Income Low Beta Index is comprised of a representative sample of 30 emerging markets companies that INDXX, LLC determines to have lower relative volatility (i.e., low beta) than the broad market benchmark indices of the local exchanges in which the component securities trade, which have also paid dividends consistently over the last three years.

2. CONSOLIDATION OF SUBSIDIARIES

The Consolidated Schedules of Investments, Consolidated Statements of Asset and Liabilities, of Operations and of Changes in Net Assets and the Consolidated Financial Highlights of the ETFs listed below include the accounts of wholly owned subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation.

EGA Emerging Global Shares Trust 95

Notes to Financial Statements (continued)

March 31, 2012

Funds	Wholly Owned Subsidiary
Composite ETF	EGShares Composite Mauritius
Basic Materials ETF	EGShares Basic Materials Mauritius
Consumer Goods ETF	EGShares Consumer Goods Mauritius
Energy ETF	EGShares Energy Fund Mauritius
Financials ETF	EGShares Financials Fund Mauritius
Health Care ETF	EGShares Health Care Mauritius
Industrials ETF	EGShares Industrials Mauritius
Technology ETF	EGShares Technology Mauritius
Telecom ETF	EGShares Telecom Mauritius
Utilities ETF	EGShares Utilities Mauritius
Metals & Mining ETF	EGShares Metals & Mining Mauritius
Consumer ETF	EGShares Consumer Mauritius
India Infrastructure ETF	EGShares India Infrastructure Mauritius
India Small Cap ETF	EGShares India Small Cap Mauritius
India Consumer ETF	EGShares India Consumer Mauritius
Low Volatility Dividend ETF	EGShares Low Volatility Emerging Markets Dividend Mauritius

The Composite ETF, Basic Materials ETF, Consumer Goods ETF, Energy ETF, Financials ETF, Health Care ETF, Industrials ETF, Technology ETF, Telecom ETF, Utilities ETF, Metals & Mining ETF, Consumer ETF and Low Volatility Dividend ETF may each invest its assets in a wholly owned subsidiary in Mauritius, which in turn invests virtually all of its assets in Indian securities, based on the number of Indian securities that are included in each ETF’s respective Index.

The India Infrastructure ETF, India Small Cap ETF and India Consumer ETF invest substantially all of their assets in wholly owned subsidiaries in Mauritius, which in turn invest at least 90% of their assets in Indian securities, and to some extent ADRs and GDRs, based on the number of Indian securities that are included in each ETF’s respective Index.

By investing in a wholly owned subsidiary, the Composite ETF, the Basic Materials ETF, the Consumer Goods ETF, the Energy ETF, the Financials ETF, the Health Care ETF, the Industrials ETF, the Technology ETF, the Telecom ETF, the Utilities ETF, the Metals & Mining ETF, the Consumer ETF, the India Infrastructure ETF, the India Small Cap ETF, the India Consumer ETF and the Low Volatility Dividend ETF each obtain benefits under the tax treaty between Mauritius and India. Each subsidiary may be subject to withholding taxes imposed by the Indian government on dividends, interest and realized capital gains should new legislation be passed to modify the current tax treaty with Mauritius. Any change in the provision of this treaty could result in the imposition of withholding and other taxes on these ETFs by authorities in India. This would reduce the return on investment and the return received by each ETF’s shareholders.

A summary of each ETF’s investment in its corresponding subsidiary is as follows:

Funds	Inception Date of Subsidiary	Subsidiary Net Assets at March 31, 2012	% of ETF’s Total Net assets at March 31, 2012
Composite ETF	September 19, 2011	$546,211	3.9%
Basic Materials ETF	June 23, 2011	174,224	11.0
Consumer Goods ETF	June 23, 2011	206,967	18.7
Energy ETF	June 27, 2011	1,149,983	10.3
Financials ETF	June 27, 2011	175,859	4.4
Health Care ETF	June 23, 2011	544,933	28.5
Industrials ETF	June 23, 2011	448,843	23.9
Technology ETF	June 23, 2011	438,765	23.2
Telecom ETF	June 23, 2011	167,141	5.5
Utilities ETF	June 23, 2011	413,674	14.8
Metals & Mining ETF	September 19, 2011	1,908,625	13.3
Consumer ETF	September 14, 2010	50,913,857	12.7
India Infrastructure ETF	August 11, 2010	60,761,852	100.1
India Small Cap ETF	July 7, 2010	26,739,075	100.5
India Consumer ETF	August 10, 2011	1,917,273	100.5
Low Volatility Dividend ETF	August 4, 2011	2,118,996	3.6

96 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

3. SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of the ETFs.

Indemnifications

In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnifications. The Trust’s maximum exposure under these arrangements cannot be known as this would involve future claims that may be made against the Trust that have not yet occurred; however, the Trust expects any risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) per share is computed as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), ordinarily 4:00 p.m. Eastern time, on each day during which the NYSE is open for trading. The NAV per share of an ETF is computed by dividing the value of the ETF’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of shares outstanding at the time such computation is made.

Securities Valuation

Equity securities (including American Depositary Receipts and Global Depositary Receipts) are valued at the last reported sale price on the principal exchange on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded in over-the-counter markets are valued at the NASDAQ Official Closing Price as of the close of regular trading on the NYSE on the day the securities are valued or, if there are no sales, at the mean of the most recent bid and asked prices. Securities for which market quotations are not readily available, including restricted securities, are valued by a method that the Board of Trustees (the “Board”) believes accurately reflects fair value. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by the ETFs. Use of a rate different from the rate used by CME Group Index Services LLC or INDXX, LLC may adversely affect an ETF’s ability to track its Underlying Index.

Foreign Currency Translations

Investments denominated in foreign currencies are subject to additional risk factors as compared to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar gains in value against a foreign currency, an investment traded in that foreign currency loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information may be incomplete, unavailable or inaccurate. A U.S. dollar investment in depositary receipts or ordinary shares of foreign issuers traded on U.S. exchanges is indirectly subject to foreign currency risk to the extent that the issuer conducts its principal business in markets where transactions are denominated in foreign currencies.

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The ETFs do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Security Transactions and Related Income

Investment transactions are recorded on trade date. The ETFs determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.

EGA Emerging Global Shares Trust 97

Notes to Financial Statements (continued)

March 31, 2012

Federal Income Taxes

The Composite ETF, Energy ETF, Financials ETF, Metals & Mining ETF, Consumer ETF, India Infrastructure ETF, China Infrastructure ETF, Brazil Infrastructure ETF and India Small Cap ETF have qualified and continue to qualify, and the Basic Materials ETF, Consumer Goods ETF, Consumer Services ETF, Health Care ETF, Industrials ETF, Technology ETF, Telecom ETF, Utilities ETF, India Consumer ETF and Low Volatility Dividend ETF intend to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code. If so qualified, an ETF will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Each ETF expects to declare and pay all of its net investment income, if any, to shareholders as dividends annually (quarterly for the Low Volatility Dividend ETF), and will also declare and pay net realized capital gains, if any, at least annually, except where the costs of such distributions exceed the amount of tax that the distributions are intended to avoid, in which case the ETF will pay the applicable tax. An ETF may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the ETF. Distributions to shareholders are recorded on the ex-dividend date.

The ETFs are subject to accounting standards that provide guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken or expected to be taken by the ETFs and whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Accounting for uncertainty in income taxes requires management of the ETFs to analyze all open tax years as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. Open tax years are those years that are open for examination by the relevant income taxing authority. As of March 31, 2012, open Federal and state income tax years include the tax years or periods ended March 31, 2010, March 31, 2011 and March 31, 2012. The ETFs have no examinations in progress.

There is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The ETFs are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Expenses

Expenses of the Trust, which are directly identifiable to a specific ETF, are applied to that ETF. Expenses which are not readily identifiable to a specific ETF are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each ETF in the Trust.

Offering Expenses

Costs incurred in connection with the initial offering of the ETFs are being amortized over a 12-month period from inception of the ETF.

4. CONCENTRATION OF MARKET RISK

The India Infrastructure ETF, India Small Cap ETF and India Consumer ETF, only invest in Indian securities, therefore, their NAVs will be much more sensitive to changes in economic, political and other factors within India than would a fund that invested in a greater variety of countries.

The China Infrastructure ETF only invests in Chinese securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within China than would a fund that invested in a greater variety of countries.

The Brazil Infrastructure ETF only invests in Brazilian securities, therefore, its NAV will be much more sensitive to changes in economic, political and other factors within Brazil than would a fund that invested in a greater variety of countries.

The India Small Cap ETF concentrates its investments in small capitalization companies, and as such, may be adversely affected by increased price volatility of securities in that capitalization.

The Basic Materials ETF concentrates its investments in the basic materials industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Issuers in the basic materials industry are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and governmental regulations.

The Consumer ETF, Consumer Goods ETF, Consumer Services ETF and India Consumer ETF concentrate their investments in the consumer industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The success of consumer goods and consumer services suppliers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition, preferences, and consumer confidence.

98 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

The Energy ETF concentrates its investments in the oil and gas industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the oil and gas industry (including alternative energy suppliers) is related to worldwide energy prices, exploration, and production spending.

The Financials ETF concentrates its investments in the financial industry, and as such may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the financial industry are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain.

The Health Care ETF concentrates its investments in the health care industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The profitability of companies in the health care industry may be affected by extensive government regulation, restriction on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments.

The Industrials ETF concentrates its investments in the industrials industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Government regulation, world events and economic conditions affect the performance of companies in the industrials industry.

The Technology ETF concentrates its investments in the technology industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel.

The Telecom ETF concentrates its investments in the telecommunications industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. The global telecommunications market is characterized by increasing competition and government regulation.

The Utilities ETF concentrates its investments in the utilities industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Companies in the utilities industry may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers.

The Metals & Mining ETF concentrates its investments in the metals and mining industry, and as such, may be adversely affected by increased price volatility of securities in that industry, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. Securities of companies involved in metals and mining may be subject to broad price fluctuations, reflecting volatility of energy and basic materials prices and possible instability of supply of various basic resources.

The India Infrastructure ETF, China Infrastructure ETF, and Brazil Infrastructure ETF concentrate their investments in the infrastructure sector, and as such, may be adversely affected by increased price volatility of securities in that sector, and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that sector.

The ETFs are subject to emerging markets risk. Investments in emerging market securities are subject to even greater risks than for foreign investments generally, including increased risks of: illiquidity of securities; price volatility; inflation or deflation; restrictions on foreign investment; nationalization; higher taxation; economic and political instability; pervasive corruption and crime; less governmental regulation; and less developed legal systems.

5. DISTRIBUTION AGREEMENT

ALPS Distributors, Inc., (the “Distributor”) serves as the distributor of Creation Units for the ETFs pursuant to a distribution agreement. The Distributor does not maintain a secondary market in shares. The ETFs have adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. For the periods ended March 31, 2012, no fees were paid by the ETFs under the Plan, and there are no current plans to impose these fees.

EGA Emerging Global Shares Trust 99

Notes to Financial Statements (continued)

March 31, 2012

6. FEDERAL INCOME TAX MATTERS

For the period ended March 31, 2012, federal tax cost of investments and net unrealized appreciation (depreciation) were as follows:

Funds	Federal Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Composite ETF	$14,819,913	$1,016,769	$(1,894,086)	$(877,317)
Basic Materials ETF	1,879,058	11,963	(276,642)	(264,679)
Consumer Goods ETF	1,007,613	140,185	(20,697)	119,488
Consumer Services ETF	1,068,497	84,935	(66,575)	18,360
Energy ETF	12,424,150	426,349	(1,630,284)	(1,203,935)
Financials ETF	4,547,207	100,085	(615,937)	(515,852)
Health Care ETF	1,934,141	132,579	(131,043)	1,536
Industrials ETF	2,113,839	43,289	(254,780)	(211,491)
Technology ETF	1,920,433	152,013	(153,060)	(1,047)
Telecom ETF	3,016,865	134,685	(113,544)	21,141
Utilities ETF	2,688,316	243,423	(121,296)	122,127
Metals & Mining ETF	17,799,229	331,683	(3,769,748)	(3,438,065)
Consumer ETF	370,048,464	44,621,924	(12,707,083)	31,914,841
India Infrastructure ETF	77,278,027	2,795,919	(19,390,696)	(16,594,777)
China Infrastructure ETF	15,722,553	435,411	(3,879,755)	(3,444,344)
Brazil Infrastructure ETF	80,313,233	15,447,536	(7,286,163)	8,161,373
India Small Cap ETF	27,302,634	1,036,402	(1,769,864)	(733,462)
India Consumer ETF	1,811,616	157,037	(55,302)	101,735
Low Volatility Dividend ETF	58,183,212	3,304,000	(2,171,021)	1,132,979

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, unamortized organization costs, mark to market on Passive Foreign Investment Companies securities and deferral of post-October and December losses.

For the period ended March 31, 2012, the components of accumulated earnings (losses) on a tax-basis were as follows:

Funds	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Net Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Losses)
Composite ETF	$23,269	$(1,256,789)	$(877,053)	$(2,110,573)
Basic Materials ETF	4,500	(31,501)	(264,649)	(291,650)
Consumer Goods ETF	3,470	(18,646)	119,508	104,332
Consumer Services ETF	—	(17,724)	18,360	636
Energy ETF	9,335	(1,050,808)	(1,204,037)	(2,245,510)
Financials ETF	—	(61,209)	(515,942)	(577,151)
Health Care ETF	2,153	(30,130)	1,552	(26,425)
Industrials ETF	39,045	—	(211,502)	(172,457)
Technology ETF	—	(56,488)	(1,047)	(57,535)
Telecom ETF	15,242	(8,641)	21,084	27,685
Utilities ETF	11,158	(46,102)	122,122	87,178
Metals & Mining ETF	14,668	(1,228,800)	(3,437,932)	(4,652,064)
Consumer ETF	124,633	(360,737)	31,914,981	31,678,877
India Infrastructure ETF	464,495	(10,319,271)	(16,596,265)	(26,451,041)
China Infrastructure ETF	119	(1,515,058)	(3,444,344)	(4,959,283)
Brazil Infrastructure ETF	826,959	(4,703,916)	8,152,764	4,275,807
India Small Cap ETF	—	(12,583,498)	(731,063)	(13,314,561)
India Consumer ETF	—	(31,428)	101,748	70,320
Low Volatility Dividend ETF	139,299	(871,161)	1,132,177	400,315
100 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of redemptions in kind, PFIC sold adjustments, non-deductible offering costs, return of capital distributions and tax treatment of currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

For the period ended March 31, 2012, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Funds	Accumulated Undistributed Net Investment Income (loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-in Capital
Composite ETF	$3,091	$1,097,884	$(1,100,975)
Basic Materials ETF	(1,424)	62,236	(60,812)
Consumer Goods ETF	639	(32,489)	31,850
Consumer Services ETF	1,590	(53,864)	52,274
Energy ETF	(5,806)	(2,214,343)	2,220,149
Financials ETF	44,082	395,576	(439,658)
Health Care ETF	1,740	77,388	(79,128)
Industrials ETF	(5,347)	27,458	(22,111)
Technology ETF	1,383	58,765	(60,148)
Telecom ETF	(2,120)	20,575	(18,455)
Utilities ETF	(3,449)	88,659	(85,210)
Metals & Mining ETF	6,879	(1,039,230)	1,032,351
Consumer ETF	(196,979)	(2,698,508)	2,895,487
India Infrastructure ETF	172,182	(126,316)	(45,866)
China Infrastructure ETF	(968)	(900,975)	901,943
Brazil Infrastructure ETF	594,891	(570,402)	(24,489)
India Small Cap ETF	(21,155)	63,870	(42,715)
India Consumer ETF	(78)	16,522	(16,444)
Low Volatility Dividend ETF	(107,760)	(1,428,802)	1,536,562

Certain net losses incurred after October 31 and December 31, and within the taxable year or period are deemed to arise on the first business day of the ETFs’ next taxable year. For the period ended March 31, 2012, the ETFs deferred to April 1, 2012 these losses of:

Funds	Late Year Ordinary Losses	Post October Capital Losses
Composite ETF	$—	$—
Basic Materials ETF	—	—
Consumer Goods ETF	—	1,855
Consumer Services ETF	1,061	9,108
Energy ETF	—	778,524
Financials ETF	—	—
Health Care ETF	—	—
Industrials ETF	637	—
Technology ETF	—	6,580
Telecom ETF	—	6,259
Utilities ETF	—	710
Metals & Mining ETF	—	—
Consumer ETF	—	—
India Infrastructure ETF	—	4,788,346
China Infrastructure ETF	28,473	157,799
Brazil Infrastructure ETF	—	90,834
India Small Cap ETF	38,927	8,430,012
India Consumer ETF	743	30,685
Low Volatility Dividend ETF	—	—

EGA Emerging Global Shares Trust 101

Notes to Financial Statements (continued)

March 31, 2012

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each ETF will be permitted to carryforward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term losses as permitted under previous regulation. At March 31, 2012, for Federal income tax purposes, the following ETFs had capital loss carryforwards available to offset future capital gains as per the guidelines set forth in the Act:

	Carryforwards with No Expiration*		Carryfowards Expiring In
Funds	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Fiscal Year 2018	Fiscal Year 2019
Composite ETF	$358,407	$282,524	$—	$586,695
Basic Material ETF	31,501	—	—	—
Consumer Goods ETF	16,791	—	—	—
Consumer Services ETF	7,555	—	—	—
Energy ETF	126,803	94,601	—	—
Financials ETF	46,897	—	—	—
Health Care ETF	30,130	—	—	—
Industrials ETF	—	—	—	—
Technology ETF	49,908	—	—	—
Telecom ETF	2,382	—	—	—
Utilities ETF	45,392	—	—	—
Metals & Mining ETF	385,008	342,616	26,475	423,874
Consumer ETF	360,737	—	—	—
India Infrastructure ETF	5,077,656	453,269	—	—
China Infrastructure ETF	1,151,170	174,805	—	2,811
Brazil Infrastructure ETF	3,632,725	980,357	—	—
India Small Cap ETF	3,493,209	621,350	—	—
India Consumer ETF	—	—	—	—
Low Volatility Dividend ETF	371,165	—	—	—

*	Capital loss carryforwards for tax years beginning after December 22, 2010 do not expire and are carried forward in character.
102 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

The tax character of distributions paid during the periods ended March 31, 2012 and March 31, 2011 were as follows:

	Period Ended March 31, 2012			Period Ended March 31, 2011
Funds	Distributions Paid from Ordinary Income	Distributions Paid From Long Term Capital Gains	Distributions Paid From Return of Capital	Distributions Paid from Ordinary Income	Distributions Paid From Long Term Capital Gains	Distributions Paid From Return of Capital
Composite ETF	$312,176	$—	$—	$644,426	$—	$—
Basic Materials ETF	15,017	—	—	—	—	—
Consumer Goods ETF	11,203	—	—	—	—	—
Consumer Services ETF	1,186	—	—	—	—	—
Energy ETF	309,030	—	—	144,970	—	—
Financials ETF	52,077	—	—	398,935	—	—
Health Care ETF	1,891	—	—	—	—	—
Industrials ETF	1,831	—	—	—	—	—
Technology ETF	—	—	—	—	—	—
Telecom ETF	10,536	—	—	—	—	—
Utilities ETF	9,988	—	—	—	—	—
Metals & Mining ETF	532,215	—	—	203,413	—	—
Consumer ETF	1,634,800	—	—	115,161	—	—
India Infrastructure ETF	344,824	—	—	—	—	—
China Infrastructure ETF	324,416	—	—	109,650	—	—
Brazil Infrastructure ETF	3,135,584	—	—	862,977	—	—
India Small Cap ETF	254,107	—	—	34,485	—	—
India Consumer ETF	—	—	—	—	—	—
Low Volatility Dividend ETF	659,822	—	—	—	—	—

7. FAIR VALUE MEASUREMENT

Financial Accounting Standards Board’s Accounting Standards Codification, Section 820-10, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement. Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the ETF’s investments. These inputs are summarized in the three broad levels as follows:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the ETFs’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The ETFs have adopted the Accounting Standard Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) are required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 roll forward rather than as one net number.

EGA Emerging Global Shares Trust 103

Notes to Financial Statements (continued)

March 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following summarizes inputs used as of March 31, 2012 in valuing the ETFs’ assets and liabilities carried at fair value:

	Quoted Prices in Active Market (Level 1)	Other Significant Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Funds	Common Stocks	Common Stocks			Total
Composite ETF*	$13,942,596	$—	$—		$13,942,596
Basic Materials ETF*	1,614,379	—	—		1,614,379
Consumer Goods ETF*	1,127,101	—	—		1,127,101
Consumer Services ETF*	1,086,857	—	—		1,086,857
Energy ETF*	11,220,215	—	—		11,220,215
Financials ETF*	4,031,355	—	—		4,031,355
Health Care ETF*	1,935,677	—	—		1,935,677
Industrials ETF*	1,902,348	—	—		1,902,348
Technology ETF*	1,919,386	—	—		1,919,386
Telecom ETF*	3,038,006	—	—		3,038,006
Utilities ETF*	2,810,443	—	—		2,810,443
Metals & Mining ETF*	14,361,164	—	—		14,361,164
Consumer ETF*	401,963,305	—	—		401,963,305
India Infrastructure ETF**	60,683,250	—	—		60,683,250
China Infrastructure ETF**	12,278,209	—	—		12,278,209
Brazil Infrastructure ETF**	88,474,606	—	—		88,474,606
India Small Cap ETF**	26,377,692	—	191,480	†	26,569,172
India Consumer ETF**	1,913,351	—	—		1,913,351
Low Volatility Dividend ETF*	59,316,191	—	—		59,316,191
*	Please refer to the schedule/consolidated schedule of investments to view securities segregated by country.
**	Please refer to the schedule/consolidated schedule of investments to view securities segregated by industry type.
†	$400,088 was transferred into Level 3 from Level 1 as a result of unadjusted quoted prices not being readily available. It is the ETF’s policy to recognize transfers in and transfers out at the fair value as of the beginning of the period.

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended March 31, 2012:

	Brazil Infrastructure ETF	India Small Cap ETF
	Receipts	Common Stocks
Balance as of 3/31/2011	$2,562,523	$400,088
Purchases	—	53,329
Sales and spin-off	—	(195,025)
Receipt exercised and exchanged for preferred stock	(2,361,269)	—
Realized gain (loss)	—	(26,637)
Change in unrealized depreciation	(201,254)	(40,275)
Balance as of 3/31/2012	$—	$191,480
Net change in unrealized appreciation (depreciation) for investment securities still held at 3/31/12	$—	$(90,753)

To estimate fair value, an industry standard valuation model was used based on market approach. The significant input for the valuation model for the Brazil Infrastructure ETF was to value the receipt at the price of its respective parent company. The significant input for the valuation model for the India Small Cap ETF was based on last available trading price, adjusted for a spun-off security.

104 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

8. INVESTMENT TRANSACTIONS

The table below displays each ETF’s investment transactions during the periods ended March 31, 2012. The Purchase column represents the aggregate purchases of investments excluding cost of in-kind purchases and short-term investments. The Sales column represents the aggregate sales of investments excluding proceeds from in-kind sales and short-term investments. Purchases In-Kind are the aggregate of all in-kind purchases and Sales In-Kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Composite ETF	$2,961,463	$2,323,962	$1,296,101	$13,847,963
Basic Materials ETF	577,125	236,317	2,420,790	791,976
Consumer Goods ETF	1,116,005	578,504	1,352,709	897,501
Consumer Services ETF	881,964	511,967	2,254,479	1,592,532
Energy ETF	6,389,114	3,472,654	3,099,104	15,681,387
Financials ETF	1,899,270	1,502,319	1,955,579	7,563,243
Health Care ETF	1,048,482	335,128	1,956,525	626,541
Industrials ETF	1,707,521	893,441	2,408,185	1,128,873
Technology ETF	943,133	276,282	2,056,757	688,517
Telecom ETF	940,032	243,458	3,190,444	844,895
Utilities ETF	1,295,713	433,413	2,551,521	599,256
Metals & Mining ETF	4,393,362	2,196,023	813,234	17,311,222
Consumer ETF	82,036,799	6,981,650	117,699,073	14,218,950
India Infrastructure ETF	16,034,402	20,255,584	—	—
China Infrastructure ETF	2,852,840	1,988,630	4,486,983	8,581,003
Brazil Infrastructure ETF	35,095,767	24,410,094	—	—
India Small Cap ETF	36,250,123	35,680,137	—	—
India Consumer ETF	4,441,863	2,599,562	—	—
Low Volatility Dividend ETF	35,331,235	11,132,834	46,595,448	13,780,056

9. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Adviser acts as the ETFs’ investment adviser pursuant to an advisory agreement with the Trust on behalf of the ETFs. Pursuant to the Advisory Agreement, the Adviser has overall supervisory responsibility for the general management and investment of each ETF’s securities portfolio, and has ultimate responsibility (subject to oversight by the Trust’s Board of Trustees) for oversight of the Trust’s sub-adviser. For its services, the Trust pays the Adviser an annual management fee, accrued daily at the rate of 1/366th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month. The annual management fee for the following ETFs consists of the greater of $400,000 or 0.10% of each ETF’s average daily net assets during the month, but not to exceed $1,000,000 per year:

Composite ETF	Basic Materials ETF
Energy ETF	Financials ETF
Health Care ETF	Industrials ETF
Metals & Mining ETF	Consumer ETF
India Infrastructure ETF	China Infrastructure ETF
Brazil Infrastructure ETF	India Small Cap ETF

In addition, the annual management fee for the ETFs listed below consist of the greater of $400,000 plus $33,333.33 per ETF minus any management fees paid to the Adviser by the ETFs detailed above, or 0.10% of the average daily net assets of each ETF listed below, but not to exceed annually $1,000,000 plus $83,333.33 for each ETF minus any management fees paid to the Adviser by the ETFs detailed above:

Consumer Goods ETF	Consumer Services ETF
Technology ETF	Telecom ETF
Utilities ETF	India Consumer ETF
Low Volatility Dividend ETF

From time to time, the Adviser may waive all or a portion of its fee.

EGA Emerging Global Shares Trust 105

Notes to Financial Statements (continued)

March 31, 2012

Emerging Global Advisors, LLC (“EGA”) serves as the sub-adviser to the ETFs and provides investment advice and management services to the ETFs. EGA supervises the day-to-day investment and reinvestment of the assets in each ETF and is responsible for designating the Deposit Securities and for monitoring each ETF’s adherence to its investment mandate. For its investment sub-advisory services, EGA receives from the ETFs an annual fee equal to 0.75% of the average daily net assets of Composite ETF, 0.89% of average daily net assets of India Consumer ETF and 0.85% of the average daily net assets of each of the other ETFs.

The Trust and EGA have entered into a written fee waiver and expense reimbursement agreement pursuant to which EGA has agreed to reduce and/or reimburse expenses to the extent necessary to prevent the annual operating expenses of each ETF (excluding any taxes, interest, brokerage fees and non-routine expenses) from exceeding 0.85% of average daily net assets (0.75% for Composite ETF and 0.89% for India Consumer ETF) at least until July 31, 2012. Under this fee waiver and expense assumption agreement, EGA retains the right to seek reimbursement from each ETF of fees previously waived or expenses previously assumed to the extent such fees were waived or expenses were assumed within three years of such reimbursement, and provided such reimbursement does not cause an ETF to exceed any applicable fee waiver or expense limitation agreement that was in place at the time the fees were waived or expenses assumed.

On July 19, 2011, ALPS Holdings, Inc. (“ALPS Holdings”), parent company to ALPS Advisors, announced that it signed a definitive agreement to be acquired by DST Systems, Inc. (“DST”) through a merger with a wholly owned DST subsidiary (the “Transaction”). On October 31, 2011, the Transaction was completed. Under the Investment Company Act of 1940, as amended (the “1940 Act”), completion of the Transaction caused the automatic termination of each Fund’s prior investment advisory agreement with the Adviser. In order for the management of each Fund to continue uninterrupted, the Board of Trustees of each Fund (the “Board”) approved a new investment advisory agreement with the Adviser (the “New Advisory Agreement”) on July 28, 2011, subject to shareholder approval.

On September 27, 2011, a special meeting of shareholders of the Funds (the “Special Meeting”) was called to consider the approval of the New Advisory Agreement. The Special Meeting was adjourned until November 22, 2011 for those Funds for which shareholder approval of the New Advisory Agreement had not yet been obtained (the “Remaining Funds”). At a meeting on October 27, 2011, the Board approved an interim investment advisory agreement with ALPS Advisors (the “Interim Advisory Agreement”) pursuant to Rule 15a-4 under the 1940 Act for the Remaining Funds. The Interim Advisory Agreement for each Remaining Fund took effect upon the consummation of the Transaction on October 31, 2011.

At the reconvened Special Meeting on November 22, 2011, the New Investment Advisory Agreement was approved by shareholders for each Remaining Fund except EGShares China Infrastructure ETF, EGShares India Small Cap ETF and EGShares Brazil Infrastructure ETF, for which the requisite shareholder vote had not yet been obtained. These Funds continued to operate under the Interim Advisory Agreement. A subsequent meeting of shareholders was held on February 29, 2012, at which time the New Investment Advisory Agreement was approved for EGShares China Infrastructure ETF, EGShares India Small Cap ETF and EGShares Brazil Infrastructure ETF.

The amounts EGA reimbursed, the amounts available for potential future recoupment by EGA and the expiration schedule at March 31, 2012 are as follows:

	Expenses Reimbursed/Waived	Potential Recoupment Amounts Expiring			Total Potential Recoupment Amount
Funds		March 31, 2013	March 30, 2014	March 31, 2015
Composite ETF	$252,669	$302,447	$355,407	$252,669	$910,523
Basic Materials ETF	64,900	—	—	64,900	64,900
Consumer Goods ETF	76,800	—	—	76,800	76,800
Consumer Services ETF	47,875	—	—	47,875	47,875
Energy ETF	249,227	318,362	202,602	249,227	770,191
Financials ETF	191,473	125,612	207,810	191,473	524,895
Health Care ETF	70,782	—	—	70,782	70,782
Industrials ETF	69,310	—	—	69,310	69,310
Technology ETF	71,813	—	—	71,813	71,813
Telecom ETF	70,518	—	—	70,518	70,518
Utilities ETF	74,475	—	—	74,475	74,475
Metals & Mining ETF	251,382	344,869	301,755	251,382	898,006
Consumer ETF	1,195,954	—	403,405	1,195,954	1,599,359
India Infrastructure ETF	577,187	—	381,030	577,187	958,217
China Infrastructure ETF	194,340	34,768	247,399	194,340	476,507
Brazil Infrastructure ETF	504,255	32,912	478,083	504,255	1,015,250
India Small Cap ETF	399,568	—	356,162	399,568	755,730
India Consumer ETF	98,710	—	—	98,710	98,710
Low Volatility Dividend ETF	189,604	—	—	189,604	189,604

106 EGA Emerging Global Shares Trust

Notes to Financial Statements (continued)

March 31, 2012

The Bank of New York Mellon serves as the ETFs’ Administrator, Custodian, Fund Accountant and Transfer Agent pursuant to a Fund Administration and Accounting Agreement, a Custody Agreement and a Transfer Agency and Service Agreement, as the case may be.

ALPS Fund Services, Inc. (“AFS”), an affiliate of the Adviser and the Distributor, provides a Chief Compliance Officer and an Anti-Money Laundering Officer as well as certain additional compliance support functions under a Compliance Services Agreement. AFS also provides a Principal Financial Officer to the Trust under a PFO Services Agreement. As compensation for the foregoing services, AFS receives certain out of pocket costs, and fixed and asset-based fees, which are accrued daily and paid monthly by the ETFs. Compensation for such services is included under the Advisory Agreement.

10. CREATION AND REDEMPTION TRANSACTIONS

The ETFs issue and redeem Shares on a continuous basis at NAV in blocks of 50,000 shares called “Creation Units.” Except when aggregated in Creation Units, shares are not redeemable securities of an ETF.

Only “Authorized Participants” may purchase or redeem shares directly from an ETF. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Distributors. Most retail investors will not qualify as Authorized Participants or do not have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the ETFs. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

Except as discussed below, the consideration for the purchase of Creation Units of an ETF generally consists of the in-kind deposit of a designated portfolio of equity securities, which constitutes an optimized representation of the corresponding Index and an amount of cash. The consideration for the purchase of Creation Units of the Brazil Infrastructure ETF consists solely or partially for cash in U.S. dollars. The consideration for the purchase of Creation Units of an ETF that invests its assets in a wholly owned subsidiary in Mauritius will consist solely or partially for cash in U.S. dollars based on the number of Indian securities included in an ETF’s corresponding Underlying Index. Investors transacting in Creation Units for cash pay an additional variable charge to compensate the relevant ETF for brokerage and market impact expenses relating to investing in portfolio securities.

11. TRUSTEES’ FEES

The Trust compensates each Trustee who is not an employee of the Adviser, EGA or its affiliates. The interested Trustees do not receive any compensation from the Trust for serving as Trustees.

12. NEW ACCOUNTING PRONOUNCEMENTS

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective control for Repurchase Agreements”. The objective of ASU 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”). ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the statement of assets and liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures

EGA Emerging Global Shares Trust 107

Notes to Financial Statements (continued)

March 31, 2012

are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is evaluating the impact of ASU 2011-11 on the financial statements and disclosures.

13. ETF NAME CHANGES

The Board approved effective May 3, 2011, the following Fund name changes:

Prior Fund Name	New Fund Name
Emerging Global Shares Dow Jones Emerging Markets Basic Materials Titans Index Fund	EGShares Basic Materials GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Consumer Goods Titans Index Fund	EGShares Consumer Goods GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Consumer Services Titans Index Fund	EGShares Consumer Services GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Health Care Titans Index Fund	EGShares Health Care GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Industrials Titans Index Fund	EGShares Industrials GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Technology Titans Index Fund	EGShares Technology GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Telecom Titans Index Fund	EGShares Telecom GEMS ETF
Emerging Global Shares Dow Jones Emerging Markets Utilities Titans Index Fund	EGShares Utilities GEMS ETF

The Board approved effective June 23, 2011, the following Fund name and NYSE Arca symbol changes:

Prior Fund Name	New Fund Name	Prior NYSE Arca Symbol	New NYSE Arca Symbol
Emerging Global Shares Dow Jones Emerging Markets Titans Composite Index Fund	EGShares GEMS Composite ETF	EEG	AGEM
Emerging Global Shares Dow Jones Emerging Markets Energy Titans Index Fund	EGShares Energy GEMS ETF	EEO	OGEM
Emerging Global Shares Dow Jones Emerging Markets Financials Titans Index Fund	EGShares Financials GEMS ETF	EFN	FGEM

The Board approved effective June 23, 2011, the following Fund name change:

Prior Fund Name	New Fund Name
Emerging Global Shares Dow Jones Emerging Markets Metals & Mining Titans Index Fund	EGShares Emerging Markets Metals & Mining ETF

The Board approved effective July 29, 2011, the following Fund name changes:

Prior Fund Name	New Fund Name
Emerging Global Shares Dow Jones Emerging Markets Consumer Titans Index Fund	EGShares Emerging Markets Consumer ETF
Emerging Global Shares INDXX India Infrastructure Index Fund	EGShares India Infrastructure ETF
Emerging Global Shares INDXX China Infrastructure Index Fund	EGShares China Infrastructure ETF
Emerging Global Shares INDXX Brazil Infrastructure Index Fund	EGShares Brazil Infrastructure ETF
Emerging Global Shares INDXX India Small Cap Index Fund	EGShares India Small Cap ETF

The Board approved effective October 28, 2011, the following Fund name change:

Current ETF Name	New ETF Name
EGShares Emerging Markets Low Volatility Dividend ETF	EGShares Low Volatility Emerging Markets Dividend ETF

14. SUBSEQUENT EVENTS

The ETFs have evaluated subsequent events through the date of issuance of this report and have determined; there are no material events that impacted the ETFs’ financial statements.

108 EGA Emerging Global Shares Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of EGA Emerging Global Shares Trust

We have audited the accompanying statements of assets and liabilities of EGShares GEMS Composite ETF, EGShares Basic Materials GEMS ETF, EGShares Consumer Goods GEMS ETF, EGShares Consumer Services GEMS ETF, EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares Health Care GEMS ETF, EGShares Industrials GEMS ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF, EGShares Utilities GEMS ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares Emerging Markets Consumer ETF, EGShares India Infrastructure ETF, EGShares China Infrastructure ETF, EGShares Brazil Infrastructure ETF, EGShares India Small Cap ETF, EGShares India Consumer ETF, and EGShares Low Volatility Emerging Markets Dividend ETF, each a series of shares of beneficial interest of EGA Emerging Global Shares Trust (the “Funds”), including the schedules of investments, as of March 31, 2012, and the related statements of operations for the year or periods then ended, and the statements of changes in net assets and financial highlights for each of the respective years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2012 by correspondence with the custodian and brokers and by other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EGShares GEMS Composite ETF, EGShares Basic Materials GEMS ETF, EGShares Consumer Goods GEMS ETF, EGShares Consumer Services GEMS ETF, EGShares Energy GEMS ETF, EGShares Financials GEMS ETF, EGShares Health Care GEMS ETF, EGShares Industrials GEMS ETF, EGShares Technology GEMS ETF, EGShares Telecom GEMS ETF, EGShares Utilities GEMS ETF, EGShares Emerging Markets Metals & Mining ETF, EGShares Emerging Markets Consumer ETF, EGShares India Infrastructure ETF, EGShares China Infrastructure ETF, EGShares Brazil Infrastructure ETF, EGShares India Small Cap ETF, EGShares India Consumer ETF, and EGShares Low Volatility Emerging Markets Dividend ETF as of March 31, 2012, and the results of their operations for the year or periods then ended, and the changes in their net assets and their financial highlights for the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
May 30, 2012

EGA Emerging Global Shares Trust 109

Federal Income Tax Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction (“DRD”), and the individual qualified dividend rate (“QDI”) is presented below.

Funds	DRD	QDI
EGShares GEMS Composite ETF	0.00%	100.00%
EGShares Basic Materials GEMS ETF	0.00%	77.62%
EGShares Consumer Goods GEMS ETF	0.00%	100.00%
EGShares Consumer Services GEMS ETF	0.00%	9.61%
EGShares Energy GEMS ETF	0.00%	100.00%
EGShares Financials GEMS ETF	0.00%	100.00%
EGShares Health Care GEMS ETF	0.00%	100.00%
EGShares Industrials GEMS ETF	0.00%	100.00%
EGShares Technology GEMS ETF	0.00%	0.00%
EGShares Telecom GEMS ETF	0.00%	60.47%
EGShares Utilities GEMS ETF	0.00%	100.00%
EGShares Emerging Markets Metals & Mining ETF	0.00%	100.00%
EGShares Emerging Markets Consumer ETF	0.00%	100.00%
EGShares India Infrastructure ETF	0.00%	77.24%
EGShares China Infrastructure ETF	0.00%	65.59%
EGShares Brazil Infrastructure ETF	0.00%	32.81%
EGShares India Small Cap ETF	0.00%	100.00%
EGShares India Consumer ETF	0.00%	0.00%
EGShares Low Volatility Emerging Markets Dividend ETF	0.00%	100.00%

110 EGA Emerging Global Shares Trust

Shareholder Meeting Results (Unaudited)

A special meeting of shareholders of the Funds (the “Special Meeting”) was called to consider the approval of the New Investment Advisory Agreement.

Funds	Total Outstanding Shares	Total Voted	Present (% of Total)
EGShares GEMS Composite ETF	1,155,000	584,927	50.64%
EGShares Basic Materials GEMS ETF	100,000	85,737	85.74
EGShares Consumer Goods GEMS ETF	100,000	98,200	98.20
EGShares Consumer Services GEMS ETF	50,000	25,747	51.49
EGShares Energy GEMS ETF	750,000	382,039	50.94
EGShares Financials GEMS ETF	300,000	198,179	66.06
EGShares Health Care GEMS ETF	100,000	85,294	85.29
EGShares Industrials GEMS ETF	100,000	99,649	99.65
EGShares Technology GEMS ETF	100,000	97,223	97.22
EGShares Telecom GEMS ETF	100,000	78,014	78.01
EGShares Utilities GEMS ETF	100,000	90,825	90.83
EGShares Emerging Markets Metals & Mining ETF	1,250,000	647,023	51.76
EGShares Emerging Markets Consumer ETF	10,350,000	5,346,503	51.66
EGShares India Infrastructure ETF	4,400,000	2,913,257	66.21
EGShares China Infrastructure ETF	800,000	348,685	43.59
EGShares Brazil Infrastructure ETF	3,200,000	1,193,051	37.28
EGShares India Small Cap ETF	1,550,000	580,203	37.43

Proposal (1) was approved. Shares voted in favor, shares voted against, and shares abstaining with respect to proposal (1) at the Special Meeting were as follows:

Funds	Voted “For”	Voted “Against”	Abstained
EGShares GEMS Composite ETF	579,546	1,883	3,498
EGShares Basic Materials GEMS ETF	85,737	—	—
EGShares Consumer Goods GEMS ETF	98,200	—	—
EGShares Consumer Services GEMS ETF	25,747	—	—
EGShares Energy GEMS ETF	376,814	1,661	3,564
EGShares Financials GEMS ETF	190,785	4,894	2,500
EGShares Health Care GEMS ETF	85,294	—	—
EGShares Industrials GEMS ETF	99,649	—	—
EGShares Technology GEMS ETF	97,223	—	—
EGShares Telecom GEMS ETF	78,014	—	—
EGShares Utilities GEMS ETF	90,825	—	—
EGShares Emerging Markets Metals & Mining ETF	627,547	6,124	13,352
EGShares Emerging Markets Consumer ETF	5,240,673	33,933	71,897
EGShares India Infrastructure ETF	2,894,985	11,931	6,341
EGShares China Infrastructure ETF	343,438	1,201	4,046
EGShares Brazil Infrastructure ETF	1,152,895	25,901	14,255
EGShares India Small Cap ETF	543,636	35,427	1,140

The New Advisory Agreement for each Fund listed below was approved by the sole shareholder of each Fund.

Funds
EGShares India Consumer ETF
EGShares Low Volatility Emerging Markets Dividend ETF

EGA Emerging Global Shares Trust 111

Board Review and Approval of Advisory Contracts (Unaudited)

A. EGShares Funds

At the February 23, 2012 Board of Trustees (the “Board”) meeting (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Independent Trustees”), approved EGA to continue to serve as investment sub-adviser to each Fund and approved the continuation of the sub-advisory agreement (the “Sub-Advisory Agreement”) between EGA and the Trust with respect to each Fund, upon the same terms and conditions set forth therein, for the period April 17, 2012 until April 17, 2013. In connection with considering approval of the Sub-Advisory Agreement, the Independent Trustees met in executive session with independent counsel, who provided assistance and advice.

In considering the approval of the Sub-Advisory Agreement, the Independent Trustees reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Sub-Advisory Agreement with EGA and any amendments thereto; (ii) information describing the nature, quality, and extent of the services that EGA provides to the Funds, and the fees that EGA charges for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; and (v) a memorandum from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. In addition, the Independent Trustees received data compiled by ETF Database comparing the advisory fees, expenses and performance of the Funds that had commenced operations with fees, expenses and performance of other ETFs with similar investment objectives and policies.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services provided to each Fund by EGA; the personnel and operations of EGA; the investment performance of the Funds; the profitability to EGA under the Sub-Advisory Agreements; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each Fund:

Approval of Continuation of Sub-Advisory Agreement with EGA

(a) The nature, extent, and quality of services provided to each Fund by EGA. The Board reviewed the services that EGA provides to each Fund. In connection with the sub-advisory services provided to each Fund, the Board noted the significant responsibilities that EGA has as the Funds’ sub-adviser, including: implementation of the investment management program of each Fund; management of the day-to-day investment and reinvestment of the assets in each Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of Fund shares conducted on a cash-in-lieu basis; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; management of intermediate Mauritius entities for those Funds with significant investments in India; and oversight of general portfolio compliance with relevant law.

The Board reviewed EGA’s experience, resources, strengths and its performance as a sub-adviser to the Funds. Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services provided and fees charged by EGA and other investment advisers to similar clients, and the cost of the services provided and profits realized by EGA from the relationship with the Funds.

Operational Funds

The Board next compared both the services rendered and the fees paid pursuant to the Sub-Advisory Agreement for each currently operating ETF (the “Operational Funds”) to contracts of other registered investment advisers providing services to similar ETFs. In particular, the Board compared each Fund’s advisory fee and expense ratio to the advisory fees and expense ratios of other ETFs considered to be in such Fund’s peer group, as chosen by ETF Database for periods that the Funds were in operation through December 31, 2011. The Board noted that most Funds’ management fees and expenses (after giving effect to the proposed Expense Cap Agreement) were within the median to maximum of the range of such Fund’s peer group. The Board also noted that some of the Funds had been in operation for less than one year.

The Board noted that the actual sub-advisory fee of the EGShares GEMS Composite ETF was between the median and the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Board also noted that the total expenses (including the proposed Expense Cap Agreement) of the Fund were between the median and the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

The Board noted that the actual sub-advisory fee of the EGShares Low Volatility Emerging Markets Dividend ETF was at the maximum range of fees charged by other funds in the Fund’s peer group, as chosen by ETF Database. The Board also noted that the total expenses (including the proposed Expense Cap Agreement) of the Fund were between the median and the maximum range of total expenses of other funds in the Fund’s peer group, as chosen by ETF Database.

112 EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

The Board noted that the actual sub-advisory fee for each of the EGShares Basic Materials GEMS ETF, the EGShares Consumer Goods GEMS ETF, the EGShares Consumer Services GEMS ETF, the EGShares Energy GEMS ETF, the EGShares Financials GEMS ETF, the EGShares Health Care GEMS, the EGShares Industrials GEMS ETF, the EGShares Technology GEMS, the EGShares Telecom GEMS ETF, the EGShares Utilities GEMS ETF, the EGShares Emerging Markets Metals & Mining ETF and the EGShares Emerging Markets Consumer ETF was at the maximum range of fees charged by other funds in each Fund’s respective peer group, as chosen by ETF Database. The Board also noted that the total expenses (including the proposed Expense Cap Agreement) of the Funds were at the maximum range of total expenses of other funds in the each Fund’s respective peer group, as chosen by ETF Database.

The Board noted that the actual sub-advisory fee of the EGShares India Consumer ETF, EGShares China Infrastructure ETF and EGShares Brazil Infrastructure ETF was at the maximum range of fees charged by other funds in each Fund’s peer group, as chosen by ETF Database. The Board also noted that the total expenses (including the proposed Expense Cap Agreement) of each Fund were at the maximum range of total expenses of other funds in each Fund’s peer group, as chosen by ETF Database.

The Board noted that the actual sub-advisory fee of the EGShares India Small Cap ETF and EGShares India Infrastructure ETF was at the maximum range of fees charged by other funds in each Fund’s peer group, as chosen by ETF Database. The Board also noted that the total expenses (including the proposed Expense Cap Agreement) of each Fund were between the median and the maximum range of total expenses of other funds in each Fund’s peer group, as chosen by ETF Database.

The Board considered the appropriateness of the investment advisory fees and expense ratios of the Funds compared to the fees and expenses of similar ETFs. The Board received information in regard to the costs, including operational costs, and profitability of EGA in connection with its serving as sub-adviser to each Fund. The Board also received information regarding the additional costs of operating the EGShares Energy GEMS ETF, the EGShares Financials GEMS ETF, the EGShares Basic Materials GEMS ETF, the EGShares Consumer Goods GEMS ETF, the EGShares Telecom GEMS ETF, the EGShares Health Care GEMS ETF, the EGShares Technology GEMS ETF, the EGShares Industrials GEMS ETF, the EGShares Utilities GEMS ETF, the EGShares India Consumer ETF and EGShares Low Volatility Emerging Markets Dividend ETF, each of which invests in a related Mauritius company in order to invest directly in Indian companies, which resulted in higher expense ratios for those Funds. The Board received information regarding the costs associated with registering and operating each of the Mauritius companies. The Board noted EGA’s commitment to limit each Fund’s expenses through an Expense Cap Agreement with the Trust, including the circumstances in which the Trust would have to repay fees in excess of the Expense Cap Agreement that were borne by EGA. After comparing each Fund’s fee and expenses with those of other funds in the such Fund’s peer group, including for those Funds whose fees and expenses were in the maximum range compared to their peer groups, and in light of the nature, quality, and extent of services provided by EGA and the costs incurred by EGA in rendering those services and capping the Funds’ expenses, the Board concluded that the fees paid to EGA with respect to each Fund were fair and reasonable.

Non-Operational Funds

The Board noted that the actual sub-advisory fee for each of the EGShares India Financials ETF, EGShares India Health Care ETF, EGShares India Industrials ETF, EGShares India Technology ETF, EGShares India Basic Materials ETF, EGShares India Energy ETF and EGShares Low Volatility India Dividend ETF was at the maximum range of fees charged by other funds in each Fund’s respective peer group, as chosen by ETF Database. The Board also noted that the total expenses including the proposed Expense Cap Agreement of the Funds were at the maximum range of total expenses of other funds in the each Fund’s respective peer group, as chosen by ETF Database.

The Board noted that the actual sub-advisory fee for each of the EGShares Emerging Markets Food and Agriculture ETF, EGShares China Mid Cap ETF and EGShares Brazil Mid Cap ETF was above the maximum range of fees charged by other funds in each Fund’s respective peer group, as chosen by ETF Database. The Board also noted that the total expenses including the proposed Expense Cap Agreement of the Funds were above the maximum range of total expenses of other funds in the each Fund’s respective peer group, as chosen by ETF Database.

(c) EGA’s profitability and the extent to which economies of scale were realized as each Fund grew and whether fee levels reflect such economies of scale. The Board reviewed EGA’s profitability with respect to each Operational Fund. The Board then considered economies of scale and the asset level of each Fund. The Board was informed that the Funds were not yet a sufficient size to be experiencing economies of scale, and that EGA would consider addressing economies of scale when assets under management reached appropriate levels.

(d) Investment performance of EGA. The Board considered the investment performance of the Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objective to seek investment results that correspond (before fees and expenses) to the price and yield performance of their applicable underlying index, and EGA’s success in reaching each Fund’s objectives. The Board considered each Fund’s investment performance compared to the underlying index that is referenced in each Fund’s investment objective. Consideration was given to tracking data provided to the Board throughout the year by ALPS Advisors and EGA. The Board noted that some of the Funds had been in operation for less than one year.

EGA Emerging Global Shares Trust 113

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

The Board noted that the tracking error for EGShares GEMS Composite ETF ranged from -0.84% to 0.96% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Energy GEMS ETF ranged from 0.07% to 0.82% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Financials ETF ranged from -0.76% to 0.04% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Basic Materials GEMS ETF was 0.56% for the third quarter of 2011 (the first full quarter of operation) and 0.38% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Consumer Goods GEMS ETF was 2.17% for the third quarter of 2011 (the first full quarter of operation) and 0.39% for the fourth quarter of 2011.

The Board noted that the tracking error for

EGShares Health Care GEMS ETF was 0.02% for the third quarter of 2011 (the first full quarter of operation) and 0.24% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Industrials GEMS ETF was -0.25% for the third quarter of 2011 (the first full quarter of operation) and -0.45% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Technology GEMS ETF was -0.52% for the third quarter of 2011 (the first full quarter of operation) and 0.43% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Telecom GEMS ETF was 0.18% for the third quarter of 2011 (the first full quarter of operation) and 0.41% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Utilities GEMS ETF was -0.55% for the third quarter of 2011 (the first full quarter of operation) and -0.67% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Consumer Services GEMS ETF was -0.44% for the third quarter of 2011 (the first full quarter of operation) and 0.51% for the fourth quarter of 2011.

The Board noted that the tracking error for EGShares Emerging Markets Consumer ETF ranged from -0.04% to 0.37% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Emerging Markets Metals and Mining ETF ranged from 0.23% to 0.67% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Low Volatility Emerging Markets Dividend ETF was -0.14% for the fourth quarter of 2011 (the first full quarter of operation).

The Board noted that the tracking error for EGShares Emerging Markets Brazil Infrastructure ETF ranged from -0.46% to 0.54% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Emerging Markets China Infrastructure ETF ranged from -1.71% to 0.38% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Emerging Markets India Small Cap ETF ranged from -0.30% to 3.33% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares Emerging Markets India Infrastructure ETF ranged from -0.32% to 0.54% for each of the four quarters of 2011.

The Board noted that the tracking error for EGShares India Consumer ETF was 0.38% for the fourth quarter of 2011 (the first full quarter of operation).

The Board was informed that comparative data on tracking error of other ETFs was not readily available. The Board noted, however, that the tracking error of the Funds was generally within 1%, with only a small number of temporary exceptions. The Board also received and considered information about the premium/discount history of the Funds, which illustrated the number of times that the market price of the Funds trading on the secondary market closed above or below the NAV of the Funds, and by how much, measured in basis points.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the Expense Cap Agreement, the Board concluded that the sub-advisory fees and total expense ratios were reasonable in relation to the services provided by EGA to each Fund, as well as the costs incurred and benefits gained by EGA in providing such services. As a result, the Board determined that the continuation of the Sub-Advisory Agreement with EGA was in the best interests of each Fund and their shareholders.

114 EGA Emerging Global Shares Trust

Board Review and Approval of Advisory Contracts (Unaudited) (continued)

B. New EGShares Funds

At the Meeting, the Board, including the Independent Trustees, approved a new investment advisory agreement (“Investment Advisory Agreement”) between EGA and EGShares Beyond BRICS ETF, EGShares Beyond BRICs Emerging Asia Consumer ETF, EGShares Beyond BRICs Emerging Asia Infrastructure ETF, EGShares Beyond BRICs Emerging Asia Small Cap ETF, EGShares Emerging Markets Balanced Income ETF, EGShares Emerging Markets Consumer Small Cap ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares Emerging Markets Real Estate ETF, EGShares India Consumer Goods ETF, EGShares Low Volatility China Dividend ETF, EGShares Low Volatility Brazil Dividend ETF, EGShares South Africa Small Cap ETF, and EGShares Turkey Small Cap ETF (each, a “New Fund”).

In considering the approval of the Investment Advisory Agreement, the Independent Trustees reviewed the materials provided for the Meeting by EGA, including: (i) a copy of the Investment Advisory Agreement between the Trust and EGA for the New Funds; (ii) information describing the nature, quality, and extent of the services that EGA will provide to the New Funds, and the fees that EGA will charge for such services; (iii) information concerning the business, operations and compliance program of EGA; (iv) a copy of the current Form ADV for EGA; (v) information describing the New Funds’ anticipated operating expenses; and (vi) a memorandum from Stradley Ronon on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Independent Trustees also received data compiled by ETF Database comparing the proposed fee rate for advisory services to be charged to the New Funds to fees paid by other ETFs with similar investment objectives and policies at various asset levels.

During their review of this information, the Independent Trustees focused on and analyzed the factors that the Independent Trustees deemed relevant, including: the nature, quality, and extent of the services provided to each Fund by EGA; the nature, quality, and extent of the services to be provided to the New Funds by EGA; the personnel and operations of EGA; the investment performance of the Funds; the profitability to EGA under the Advisory Agreements; any “fall-out” benefits to EGA (i.e., the ancillary benefits realized due to a relationship with the Trust); and possible conflicts of interest.

In particular, the Board considered and reviewed the following with respect to each New Fund:

(a) The nature, extent, and quality of services to be provided to the New Funds by EGA. The Board reviewed the services that EGA would provide to the New Funds. In connection with the investment advisory services to be provided to the New Funds, the Board noted the significant responsibilities that EGA would have as the New Funds’ investment adviser, including: implementation of the investment management program of each New Fund; management of the day-to-day investment and reinvestment of the assets in each New Fund; determining daily baskets of deposit securities and cash components; executing portfolio security trades for purchases and redemptions of New Fund shares conducted on a cash-in-lieu basis; making determinations with respect to alternative cash management vehicles and securities lending collateral investments; management of intermediate Mauritius entities for those New Funds with significant investments in India; and oversight of general portfolio compliance with relevant law.

The Board reviewed EGA’s experience, resources, strengths and its performance as a sub-adviser to the Operational Funds of the Trust. Based on their consideration and review of the foregoing information, the Board determined that the New Funds were likely to benefit from the nature, quality, and extent of these services, as well as EGA’s ability to render such services based on its experience, operations and resources.

(b) Comparison of services to be provided and fees to be charged by EGA and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by EGA from the relationship with the New Funds. The Board then compared both the services to be rendered and the proposed fees to be paid for investment advisory services to those of other investment advisers of similar ETFs. In particular, the Board compared each New Fund’s proposed advisory fee and projected expense ratio for the first year of operations to other ETFs considered to be in each New Fund’s peer group, as chosen by ETF Database, including the Operational Funds of the Trust. The Board noted that each New Fund’s proposed management fee and expenses (after giving effect to the proposed Expense Cap Agreement) was generally at the top of the range of each New Fund’s peer group.

The Board noted that the proposed investment advisory fee for each of the EGShares Emerging Markets Balanced Income ETF, the EGShares Beyond BRICS ETF and the EGShares Beyond BRICs Emerging Asia Small Cap ETF was between the median and the maximum range of fees charged by other funds in each New Fund’s peer group, as chosen by ETF Database. The Board also noted that the projected total expenses, (including the proposed Expense Cap Agreement) of the New Funds were between the median and the maximum range (or in some cases, at the maximum range) of total expenses of other funds in each New Fund’s peer group, as chosen by ETF Database.

The Board noted that the proposed investment advisory fee of each of the EGShares Beyond BRICs Emerging Asia Consumer ETF, the EGShares Beyond BRICs Emerging Asia Infrastructure ETF, the EGShares Emerging Markets Consumer Small Cap ETF, the EGShares Emerging Markets Domestic Demand ETF, the EGShares Emerging Markets Real Estate ETF, the EGShares India Consumer Goods ETF, the EGShares Low Volatility China Dividend ETF, the EGShares Low Volatility Brazil Dividend ETF, the EGShares South Africa Small Cap ETF and the EGShares Turkey Small Cap ETF was at the maximum range of fees charged by other funds in each New Fund’s peer group, as chosen by ETF Database. The Board also noted that the projected total expenses, (including the proposed Expense Cap Agreement) of the New Funds were at the maximum range of total expenses of other funds in each New Fund’s peer group, as chosen by ETF Database.

EGA Emerging Global Shares Trust 115

Board Review and Approval of Advisory Contracts (Unaudited) (concluded)

The Board then received information regarding the appropriateness of the proposed investment advisory fees and expense ratios of the New Funds compared to the fees and expenses of similar ETFs. The Board also received information regarding the anticipated costs, including operational costs, and projected profitability of EGA in connection with its serving as investment adviser to each New Fund. The Board was reminded about the additional costs of operating the New Funds that will invest in a related Mauritius Company in order to invest directly in Indian companies. The Board was informed that these additional costs resulted in a higher management fee for each of EGShares Emerging Markets Balanced Income ETF, EGShares Emerging Markets Consumer Small Cap ETF, EGShares Emerging Markets Domestic Demand ETF, EGShares Emerging Markets Real Estate ETF and EGShares India Consumer Goods ETF, the New Funds investing in Mauritius Companies, which resulted in higher expense ratios for those New Funds, as compared to New Funds that will not invest in Mauritius Companies. The Board noted EGA’s commitment initially to limit each New Fund’s expenses through a written Expense Cap Agreement with the Trust, including the circumstances in which the Trust would have to repay fees in excess of the expense cap that were borne by EGA. After comparing each New Fund’s proposed fee and expenses with those of other ETFs in the New Fund’s peer group that included the currently operating Funds of the Trust, including for those New Funds whose fees and expenses were in the maximum range compared to their peer groups, and in light of the nature, quality, and extent of services proposed to be provided by EGA and the costs expected to be incurred by EGA in rendering those services and capping the New Funds’ expenses, the Board concluded that the fee proposed to be paid to EGA with respect to each New Fund was fair and reasonable.

(c) EGA’s profitability and the extent to which economies of scale would be realized as each New Fund grows and whether fee levels would reflect such economies of scale. The Board discussed potential economies of scale. The Board was informed that EGA would consider addressing economies of scale when assets under management reached appropriate levels.

(d) Investment performance of EGA. Because the New Funds had not commenced operations, the Board could not consider the investment performance of the New Funds, but did take into account the investment performance of the Operational Funds of the Trust, for which EGA serves as sub-adviser.

Conclusion. No single factor was determinative to the decision of the Board. Based on the foregoing and such other matters as were deemed relevant, such as the proposed Expense Cap Agreement, the Board concluded that the proposed investment advisory fees and projected total expense ratios are reasonable in relation to the services to be provided by EGA to the New Funds, as well as the costs to be incurred and benefits to be gained by EGA in providing such services. As a result, the Board decided to approve the Investment Advisory Agreement with EGA.

116 EGA Emerging Global Shares Trust

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with EGA, are listed below. Unless otherwise noted, the address of each Trustee of the Trust is 171 East Ridgewood Ave., Ridgewood, NJ 07450.

Name and Year of Birth	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Robert Willens, 1946	Trustee	Since 2009	Robert Willens, LLC (tax consulting), President, since January, 2008; Lehman Brothers, Inc., Managing Director, Equity Research Department, January 2004 to January 2008.	32	Daxor Corp. (Medical Products and Biotechnology), since 2004.

Ron Safir, 1951	Trustee	Since 2009	Retired, since 2008; UBS Wealth Management, Chief Administrative Officer, February 1971 to December 2008.	32	None

Jeffrey D. Haroldson, 1957	Trustee	Since 2009	HDG Mansur Capital Group, LLC, President and Chief Operating Officer, since 2004; HSBC Securities (USA), Inc., Executive Managing Director, Head of Investment and Merchant Banking, 2000 to 2003.	32	None

Interested Trustees

Robert C. Holderith[3], 1960	Trustee and President	Since 2008	Emerging Global Advisors, LLC, Managing Member and Chief Executive Officer, since September 2008; ProFund Advisors, Managing Director, Institutional Sales & Investment Analytics, June 2006 to August 2008; UBS Financial Services, Inc., Director, January 2000 to May 2006.	32	None

James J. Valenti[3], 1947	Trustee and Secretary	Since 2008	Emerging Global Advisors, LLC, Member and Chief Administrative Officer, since September 2008; Private Investor and Independent Consultant, June 2007 to September 2008; Senior Loan Consultant, Bridgepoint Mortgage Company, June 2006 to June 2007; Mercedes Benz, North America, Sales Representative, November 2000 to June 2006.	32	None

1	Each Trustee holds office for an indefinite term.
2	The “Fund Complex” consists of the Trust, which consists of thirty-two Funds.
3	Mr. Holderith and Mr. Valenti are considered to be “interested persons” of the Trust as defined in the 1940 Act, due to their relationship with EGA, the Funds’ sub-adviser.
EGA Emerging Global Shares Trust 117

Board of Trustees and Officers (Unaudited) (concluded)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Thomas A. Carter ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1966	Treasurer	Since 2009	ALPS Fund Services, Inc., Directors, since October 2005; ALPS Advisors, Inc.,
President and Directors, since September 2008; ALPS Distributors, Inc., President and Director, since September 2008; FTAM Funds Distributor, Inc., President and
Director, since September 2008; ALPS Holdings, Inc., Director, since October
2005; and ALPS ETF Trust, President and Trustee, since March 2008.

Melanie H. Zimdars ALPS Fund Services, Inc. 1290 Broadway Suite 1100 Denver, CO 80203 1976	Chief Compliance Officer	Since 2010	ALPS Fund Services, Inc., Deputy Chief Compliance Officer, since September
2009; ALPS ETF Trust, Chief Compliance Officer, since December 2009; EGA
Emerging Global Shares Trust, Chief Compliance Officer, since March 2010;
Financial Investors Variable Insurance Trust, Chief Compliance Officer, since
September 2009; Liberty All-Star Growth Fund, Inc., Chief Compliance Officer,
since December 2009; Liberty All-Star Equity Fund, Chief Compliance Officer,
since December 2009; Wasatch Funds, Principal Financial Officer, Treasurer and
Secretary, February 2007 to December 2008; Wasatch Funds, Assistant Treasurer,
November 2006 to February 2007; Wasatch Funds, Senior Compliance Officer,
2005 to December 2008.

1	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.
118 EGA Emerging Global Shares Trust

General Information (Unaudited)

Investment Advisor
ALPS Advisors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Sub-Adviser
Emerging Global Advisors, LLC
171 East Ridgewood Ave.
Ridgewood, NJ 07450

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Administrator, Custodian and Transfer Agent
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA 19103

You may obtain a description of the EGA Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-800-4347 or visiting the funds website www.egshares.com, or by accessing the SEC’s website at www.sec.gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

Each of the Funds’ premium/discount information that is current on the most recent quarter-end is available by visiting www.egshares.com or by calling 1-201-389-6872.

The Trust files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.sec.gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experience of its management, marketability of shares and other information.

EGA Emerging Global Shares Trust 119

171 East Ridgewood Avenue
Ridgewood, NJ 07450
(201) 389-6872

155 W 19th Street, 3rd Floor
New York, NY 10011
(888) 800-4EGS (4347)

www.egshares.com

EGA Emerging Global Shares Trust

EGShares GEMS Composite ETF

EGShares Basic Materials GEMS ETF

EGShares Consumer Goods GEMS ETF

EGShares Consumer Services GEMS ETF

EGShares Energy GEMS ETF

EGShares Financials GEMS ETF

EGShares Health Care GEMS ETF

EGShares Industrials GEMS ETF

EGShares Technology GEMS ETF

EGShares Telecom GEMS ETF

EGShares Utilities GEMS ETF

EGShares Emerging Markets Metals & Mining ETF

EGShares Emerging Markets Consumer ETF

EGShares India Infrastructure ETF

EGShares China Infrastructure ETF

EGShares Brazil Infrastructure ETF

EGShares India Small Cap ETF

EGShares India Consumer ETF

EGShares Low Volatility Emerging Markets Dividend ETF
   (formerly Emerging Markets High Income Low Beta ETF)

Emerging Global Shares are distributed by ALPS Distributors Inc.

Item 2. Code of Ethics.

a). As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer or persons performing similar functions (“Code of Ethics”).

b). Not Applicable

c). There has been no amendment to the Registrant’s Code of Ethics during the fiscal year ending March 31, 2012 (“Reporting Period”).

d). Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. Robert Willens, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

b). Not Applicable

c). Not Applicable

d). Not Applicable

Item 4. Principal Accountant Fees and Services.

The principal accountant fees disclosed in Items 4(a)-(d) are for the nineteen funds of the Registrant that had a fiscal year ending March 31, 2012 and whose financial statements are reported in Item 1.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2012: $241,000

2011: $105,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item are as follows:

2012: $0

2011: $0

c). Tax Fees: the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2012: $38,000

2011: $18,000

The Tax Fees represent services provided in connection with the preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass-through.

d). All Other Fees: the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2012: $0

2011: $0

e) Audit Committee Pre-Approval Policies and Procedures.

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the accountant for services rendered to the Registrant, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) for the last two fiscal years is as following:

2012: $0

2011: $0

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Robert Willens, Ron Safir and Jeffrey D. Haroldson, are members of Audit Committee.

(b) Not Applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b) There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2 is attached hereto.

(b) Certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: May 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: EGA Emerging Global Shares Trust

By: /s/ Robert C. Holderith

Robert C. Holderith, Chief Executive Officer

Date: May 24, 2012

By: /s/ Thomas A. Carter

Thomas A. Carter, Chief Financial Officer

Date: May 24, 2012